Commonfund Institutional Funds
             April 30, 2001                                       ANNUAL REPORT

C
  I
    F

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                         COMMONFUND INSTITUTIONAL FUNDS

                        REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF
COMMONFUND INSTITUTIONAL FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, CIF International Equity Fund, CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund and CIF Short Duration Fund (collectively Commonfund Institutional Funds referred to as the "Funds") at April 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 22, 2001

                         COMMONFUND INSTITUTIONAL FUNDS

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                 June 30th, 2001
TO OUR VALUED SHAREHOLDERS:

I am very pleased to report that the fiscal year ended April 30th, 2001 marks the first full year of performance for one of the Commonfund Institutional
Funds: the CIF Short Duration Fund. Also during this year, we opened up seven additional funds that are now available to virtually all nonprofit organizations. These new funds include:

-    CIF Core Equity Fund
-    CIF Small Cap Growth Fund
-    CIF Small Cap Value Fund
-    CIF International Equity Fund
-    CIF Low Duration Bond Fund
-    CIF Inflation-Indexed Bond Fund
-    CIF Core Plus Bond Fund

These are the first of what I expect will be many milestones for this new family of funds, reflective of our deep commitment to providing investment and operating funds management expressly for the nonprofit world. You will find detailed information about all of our new institutional funds in the Management Discussion and Analysis sections of the CIF Institutional Funds Annual Report.

Like many new ventures, the Commonfund Institutional Funds family has been several years in the making. The new funds are affiliates of the Common Fund for Nonprofit Organizations, whose sole mission for 29 of its 30 years has been to enhance the financial resources of colleges, universities and independent schools. Over the years, Commonfund has developed a unique set of capabilities, knowledge and core competencies while serving the education market. Our belief that these skills could benefit other sectors of the nonprofit world is what led us to construct this new family of funds.

What makes Commonfund -- and its affiliated companies -- unique?

First, we are leaders in our markets. Within the educational endowment arena, Commonfund today actively manages more assets, invests more operating funds and helps more clients than any other financial services firm. Now, we're aiming to bring the benefits of that leadership to the entire not-for-profit sector. Through our affiliate Commonfund Asset Management Company, which acts as investment advisor to Commonfund Institutional Funds, we offer our investors the resources of what is essentially a LARGE ENDOWMENT OPERATING COMPANY -- with dozens of investment professionals organized across separate pools of expertise within the most important asset classes, styles and strategies. As a manager-of-managers, our objective is clear: we seek to deliver a package of products and services that provides value over what our clients could duplicate on their own.

Second, we are focused. From our inception, we've built our organization around the needs of the not-for-profit clients we serve. The needs of these organizations are unique and, because we aim to be a client-centered organization, they continue to be our number one priority.

Third, we have been innovators. Over the years, Commonfund has helped seed a significant number of new products and ideas for endowment investing, and we're recognized for our work in promoting best practices in that market. As we develop a wider purview, we believe there is much that the various sectors of the non-profit community can learn from each other and we are dedicated to facilitating this process.

The final word that sets us apart is commitment. No other organization has a mission quite like ours. It's single-minded and unique: To serve not-for-profit organizations by providing superior investment alternatives, treasury management solutions and innovative financial tools. If you were to visit our headquarters, you would discover that this mission is more than mere words. You would see that our people are truly dedicated to the clients we serve. There's recognition that if we do a good job, we're helping support our clients' public service missions. As a result, we think of our clients as "PARTNERS." And our client service model is built around this principle.

                         COMMONFUND INSTITUTIONAL FUNDS

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
I want to thank you for your early support in this new venture called
Commonfund Institutional Funds. Our hope is that you will remain with us and that our "partnership" will serve your investment needs long into the future.

Sincerely,

Robert L. Bovinette
President

INTERESTS IN CIF FUNDS ARE DISTRIBUTED BY COMMONFUND SECURITIES INC., A MEMBER OF THE NASD AND A SUBSIDIARY OF THE COMMON FUND FOR NONPROFIT ORGANIZATIONS ("COMMONFUND"). COMMONFUND ASSET MANAGEMENT COMPANY, INC., WHICH HAS BEEN APPOINTED THE PRINCIPAL INVESTMENT ADVISER TO THE CIF FUNDS, IS ALSO A SUBSIDIARY OF COMMONFUND.

                         COMMONFUND INSTITUTIONAL FUNDS

                                TABLE OF CONTENTS

MANAGEMENT REVIEW                                                              1
SCHEDULE OF INVESTMENTS
         CIF Core Equity Fund                                                  9
         CIF Small Cap Growth Fund                                            17
         CIF Small Cap Value Fund                                             24
         CIF International Equity Fund                                        33
         CIF Core Plus Bond Fund                                              44
         CIF Inflation-Indexed Bond Fund                                      50
         CIF Low Duration Bond Fund                                           51
         CIF Short Duration Fund                                              54
STATEMENT OF ASSETS AND LIABILITIES                                           58
STATEMENT OF OPERATIONS                                                       60
STATEMENT OF CHANGES IN NET ASSETS                                            62
FINANCIAL HIGHLIGHTS                                                          64
NOTES TO FINANCIAL STATEMENTS                                                 66
INVESTMENT MANAGERS LIST                                                      74

CIF CORE EQUITY FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: Advanced Investment Technology, Inc.
              Iridian Asset Management LLC
              John A. Levin & Co., Inc.
              Marsico Capital Management LLC
              SSgA Funds Management, Inc.

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of common stocks of large and medium capitalization U.S. companies.

FUND STRATEGY

The CIF Core Equity Fund invests primarily in a portfolio of common stocks of large and medium capitalization U.S. companies. The Fund seeks to achieve its investment objective through the construction of "core" and "satellite" portfolios that focus on stock selection rather than sector or style variance. The "core" portfolio, which ordinarily will comprise approximately 40% of the Fund, uses a Sub-adviser to track the S&P 500 Composite Index in terms of sector, industry, and capitalization, while attempting to add value through stock selection. The remainder of the Fund is comprised of "satellite" portfolios whose Sub-advisers apply specific investment strategies, such as growth or value, which may deviate from the benchmark in terms of volatility and sector selection. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Core Equity Fund returned -4.09% for the first four months of 2001, outperforming the S&P 500 Composite Index return of -5.00%. The broad market environment during this time period was severely negative as many companies warned that earnings would not meet expectations amid an economic slowdown for manufacturing activity. Large-cap technology stocks were the hardest hit from an earnings standpoint, as they declined -15.50% in the Fund. Although declining from an absolute standpoint, the technology sector matched the technology sector return in the Index. Capital goods stocks, although still posting negative returns, fared better than the broad market, returning -0.47% and slightly outperformed the sector return in the Index.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF Core Equity Fund                                           -4.09%
S&P 500 Composite Index                                        -5.00%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF SMALL CAP GROWTH FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: Artisan Partners, L.P.
              CapitalWorks Investment Partners
              Constitution Research & Management, Inc.
              GlobeFlex Capital, L.P.
              Veredus Asset Management, LLC

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of growth oriented stocks of smaller capitalization U.S. companies.

FUND STRATEGY

The CIF Small Cap Growth Fund invests in growth oriented equity securities of small U.S. companies. The Fund seeks to achieve its objective by emphasizing investment in companies that have strong earnings momentum, dominant market share in growing industries, and positive changes in analyst's expectations or better than anticipated earnings reports. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Small Cap Growth Fund returned -3.90% for the first four months of 2001, outpacing the Russell 2000 Growth Index, which fell -4.83%. Small cap growth stocks suffered through a difficult period as companies' future earnings estimates were cut dramatically in the face of a slowing economy. The technology and health care sectors were affected the most, declining -13.00% and -13.98%, respectively. Despite the market's general decline, the Fund was able to add value over its benchmark by underweighting some of the index's worst performing sectors, such as health care, in favor of more fundamentally strong sectors, such as energy. Although declining from an absolute standpoint, the Fund's overweight to the energy sector contributed to its relative outperformance, as energy stocks fared better than the overall Index benefiting from higher energy prices and a pick-up in domestic exploration.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF Small Cap Growth Fund                                      -3.90%
Russell 2000 Growth Index                                      -4.83%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF SMALL CAP VALUE FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: HighRock Capital LLC
              Martingale Asset Management, L.P.
              NorthPointe Capital LLC
              Shapiro Capital Management Company, Inc.
              Skyline Asset Management, L.P.

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of value oriented stocks of smaller capitalization U.S. companies.

FUND STRATEGY

The CIF Small Cap Value Fund invests in value oriented securities of small U.S. companies. The Fund seeks to achieve its objective by emphasizing investment in companies that exhibit traditional value characteristics, such as below average price-to-earnings, price-to-book value and price-to-cash flow ratios. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Small Cap Value Fund returned 7.51% for the first four months of 2001, outperforming the Russell 2000 Value Index return of 5.65%. Small cap value stocks held up much better than the broad market, as the S&P 500 declined -5.00% during this time frame, as many companies warned that earnings would not meet expectations amid an economic slowdown for manufacturing activity. Areas of strength in the Fund included technology and consumer oriented sectors that responded favorably to declining interest rates. Technology stocks rose 18.94%, while consumer staples stocks rose 10.55% and consumer cyclical stocks increased 9.82%. Utility stocks suffered negative performance in the Fund as California's energy crisis impacted year-to-date performance.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF Small Cap Value Fund                                        7.51%
Russell 2000 Value Index                                        5.65%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF INTERNATIONAL EQUITY FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: Capital Guardian Trust Company
              Grantham, Mayo, Van Otterloo & Co., LLC
              TT International Investment Management

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of equity securities of non-U.S. issuers.

FUND STRATEGY

The CIF International Equity Fund invests in common stocks and other equity securities of foreign companies. The Fund seeks to achieve its investment objective by utilizing a strong bottom-up stock selection and sector allocation process, along with targeted investment strategies, such as growth and value. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF International Equity Fund returned -5.89% for the year-to-date period ending April 30, 2001, outperforming the MSCI EAFE Index, which was off by -7.72%. The Fund's outperformance was mainly due to its emerging markets holdings, which returned 17.10% for the period, and its strong stock selection in the healthcare sector, which was up 7.96% versus -12.13% for that sector of the Index. During the first quarter, the slowdown in the U.S. and continued sell-off in technology and telecommunications along with a strong dollar contributed to a very volatile and difficult quarter. All sectors in the MSCI EAFE Index were down and only two out of the 20 developed countries that make up the MSCI EAFE Index managed to produce positive returns in U.S. dollars -- Austria was up 3.04% while New Zealand gained 3.94%. Conversely, the two worst performing countries, Finland -41.95% and Sweden -30.10%, were negatively impacted by LM Ericsson's decision to exit the handset market, driving returns for both Ericsson and Nokia down. Japan was up .06% locally and -8.36% in response to a late March rally that was sparked by a return to zero percent interest rates and by optimism that the government may act more quickly to reform banks. The second quarter started with a bang, as April was the best performing month this year for the international markets as a whole. Investor confidence returned to the marketplace as many felt the worst was behind them. The Fund returned 7.55% for the month of April versus 6.95% for the MSCI EAFE Index. Performance was primarily fueled by a return to the technology, media and telcommunication sectors, as well as strength in the financial and retail sectors.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF International Equity Fund                                  -5.89%
MSCI EAFE Index                                                -7.72%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF CORE PLUS BOND FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-adviser: Western Asset Management Company

FUND OBJECTIVE

To obtain high current income and price appreciation while holding a diversified portfolio of investment grade bonds and other fixed income securities.

FUND STRATEGY

The CIF Core Plus Bond Fund invests in investment grade bonds and other fixed income securities in an attempt to out perform the broad U.S. bond market. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-adviser to be of equivalent quality. The Fund may also invest its assets in securities rated below investment grade at the time of purchase. The Sub-advisers then seek to add value by investing a portion of the Fund's assets in fixed income securities that are not represented in the benchmark index and using investment techniques designed to overweight or underweight the Fund's portfolio relative to its benchmark characteristics. The Fund will maintain an average portfolio duration of between three and six years. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

From its inception through April 30, 2001 the CIF Core Plus Bond Fund has returned 1.33% versus its benchmark the Lehman Brothers Aggregate Bond Index's return of 2.60%.

The U.S. fixed income markets started off 2001 at a blistering pace, propelled by the Federal Reserve's surprise January 3rd 50 basis point reduction in the overnight lending rate. The corporate bond market, both investment grade and high yield, rallied sharply in the first week of January. This sharp market move significantly impacted performance as the Fund, having just commenced operations, was unable to gain significant exposure in this fast moving market. Initial investments were in U.S. Treasuries and mortgage-backed securities as they are the most liquid avenue to invest the assets at funding.

The Fund was underweight in the corporate sector in favor of the mortgage TBA sector (securities purchased on a forward commitment basis) early in 2001, significantly dragging down performance. The Fund is now fully invested and is maintaining a longer-than-index duration. The yield curve position has been bulleted (whereby debt instruments are concentrated at intermediate-term maturity with few or no short and long maturity holdings), seeking incremental yield and a steepening yield curve. The Fund has remained underweight in corporates, believing that increased issuance and a slowing economy will pressure an overly exuberant market. A small allocation to high yield credits emphasizes the Fund's barbelled credit strategy (whereby debt instruments are concentrated at short and long maturity with few or no intermediate-term holdings) with focused investments in select high yield credits combined with increased exposure to the higher quality A and AA-rated investment grade sectors.

The Investment Manager had become increasingly concerned about a number of important issues related to one of its Sub-advisers and its ability to meet expectations. In particular, the Sub-adviser's implementation of the core-plus strategy was very disappointing and led to significant underperformance. Accordingly, the Investment Manager terminated Pacific Investment Management Company as of March 31, 2001.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF Core Plus Bond Fund                                         1.33%
Lehman Brothers Aggregate Bond Index                            2.60%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF INFLATION-INDEXED BOND FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-adviser: Western Asset Management Company

FUND OBJECTIVE

To maximize the real return to the extent consistent with preservation of capital and liquidity using a portfolio of investment grade U.S. Government securities that are linked to general measures of inflation.

FUND STRATEGY

The CIF Inflation-Indexed Bond Fund invests in U.S. Treasury Securities whose principal value is periodically adjusted to the U.S. Consumer Price Index. The Fund may invest in investment grade securities that are not indexed to inflation. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-adviser to be of equivalent quality. The Fund will normally maintain an effective duration within (+/-) 1.5 years of the Lehman Brothers U.S. TIPS Index. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

Since inception through April 30, 2001 the CIF Inflation-Indexed Bond Fund has returned 5.27% compared to the Lehman Brothers U.S. TIPS Index's return of 5.40%.

Treasury Inflation Protected Securities (TIPS) have continued their strong performance from 2000 into the early part of 2001. As nominal yields fell in 2000, the breakeven inflation rate also fell dramatically. For example, the 2000 year end market pricing suggested that inflation would run 11/2% for the next 18 months, despite headline Consumer Price Index coming in over 3%. This was quickly corrected in the market, with the breakeven levels (market implied inflation rates) moving from 11/2% to over 2% in the first two months of 2001.

The Fund has maintained a longer real duration posture compared to the Index since inception. This has aided performance as the real yield on TIPS fell dramatically in the first three months of 2001. The Fund was also well positioned along the real yield curve, with an overweight to the 30-year sector and an underweight in the 5-year component. The 30-year sector was the best performer, returning almost 6% year to date. Issue selection was a trade-off with duration. The Fund was underweight in the seasoned 10-year issues which outperformed the more recently issued 10-year securities. Performance was also impacted by unfavorable financing rates and cash management of its forward purchases of TIPS. This detracted enough from performance to drag the Fund below the return of the benchmark.

The Investment Manager had become increasingly concerned about a number of important issues related to one of its Sub-advisers and its ability to meet expectations. In particular, the Sub-adviser's implementation of the inflation-indexed strategy was very disappointing and led to significant underperformance. Accordingly, the Investment Manager terminated Pacific Investment Management Company as of March 31, 2001.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                    Since Inception (1/2/01)
----------------------------------------------------------------------------
CIF Inflation-Indexed Bond Fund                                 5.27%
Lehman Brothers U.S. TIPS Index                                 5.40%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF LOW DURATION BOND FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: Metropolitan West Asset Management
              Seix Investment Advisors

FUND OBJECTIVE

Preservation of capital with higher total return than is generally obtainable from money market instruments by holding a diversified portfolio of investment grade bonds and other fixed income securities with maturities between one and three years.

FUND STRATEGY

The CIF Low Duration Bond Fund invests in a diversified portfolio of dollar denominated investment grade bonds, including obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, as well as corporate, asset-backed and mortgage-backed securities. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-adviser to be of equivalent quality. The Fund also may invest its assets in other fixed income securities rated below investment grade at the time of purchase. The Fund will maintain an average portfolio duration of between one and three years. The Investment Manager allocates the Fund's assets among Sub-advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

Since inception, January 1, 2001, the performance of CIF Low Duration Bond Fund has paralleled that of the benchmark Merrill Lynch 1-3 Year Treasury Index. Over the four months ending 4/30/01 the Fund returned 2.93% versus 3.03% for the index. The concentrated yield curve positioning of the benchmark which is focused in the 2-year sector, outperformed the Fund's broader yield curve exposure as 2-year U.S. Treasury yields fell precipitously. The Fund has maintained a defensive duration stance versus its benchmark index in anticipation of higher yields as the economy is expected to revive in the second half of the year. However, in comparison to the Index, the Fund has a considerable amount of yield premium.

At the Fund's inception, a significant allocation to U.S. Treasuries detracted from performance. The Federal Reserve's easing in January stimulated returns in non-U.S. Treasury sectors. In particular corporate bonds rallied on the belief that the economy would not enter a recession. The Fund has gradually increased its exposure to mortgage-backed, corporate and asset-backed securities.

Year-to-date the Federal Reserve has lowered short-term rates by 200 basis points. Given the significant decrease in interest rates, mortgage-backed securities did not fair well as prepayment activity increased. While homeowners took advantage of the sharp decline in mortgage rates, refinancing has recently tapered off as rates have stabilized.

The Fund has benefited from high yielding, high quality asset-backed securities. The focus in this sector has been primarily on securitizations of home equity loan receivables.

The Fund's duration continues to be shorter than the Index due to a concern over economic re-acceleration. The allocation to U.S. Treasuries was reduced to zero, while the concentration in non-U.S. Treasury exposures was increased. The positioning provides the Fund with a substantial yield advantage which should continue to aid performance.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (1/2/01)
---------------------------------------------------------------------------
CIF Low Duration Bond Fund                                      2.93%
Merrill Lynch 1-3 Year Treasury Index                           3.03%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

CIF SHORT DURATION FUND

Adviser: Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-advisers: Wellington Management Company, LLP
              Western Asset Management Company

FUND OBJECTIVE

Current interest income with some price appreciation, each consistent with liquidity and safety of principal using a portfolio of U.S. Government securities and other high quality debt securities.

FUND STRATEGY

The CIF Short Duration Fund invests in a diversified portfolio of securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, obligations of U.S. and foreign commercial banks, corporate debt securities, including commercial paper, and fully collateralized repurchase agreements with highly rated counterparts. The fixed income securities acquired by the Fund may include mortgage-backed and asset-backed securities. The Fund seeks to minimize fluctuations in net asset value by maintaining high credit quality standards and employing a relatively short effective duration. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Short Duration Fund has returned 6.95% compared to its benchmark Merrill Lynch 3-Month U.S. Treasury Bill Index of 6.27% over the 12 months ending 4/30/01.

At the Fund's inception, the Fund maintained a shorter-than-index duration posture, as the Federal Reserve was still tightening rates in 2000. During this period, Fund holdings were concentrated in short maturity, high quality commercial paper and asset-backed securities. As the economy slowed, and equity markets continued to tumble, the Fund slowly extended duration to a neutral position of 3 months matching that of its Index. Coincident with this, the composition of Fund holdings was gradually shifted towards higher yielding securities, particularly in asset-backed securities and corporate floating rate notes. This positioning was maintained throughout the latter half of 2000, earning extra income with minimal duration or yield curve risk.

As stronger signs of economic slowdown became apparent, and the market expectation shifted from a hawkish Federal Reserve towards a stimulative bias, the Fund lengthened duration and increased exposure to non-U.S. Treasury sectors, such as short corporates, and asset-backed securities. This positioning allowed the Fund to capture the benefits of the Federal Reserve's surprise easing in early January. The Fund has continued to maintain this posture throughout 2001, garnering significant outperformance through duration and spread tightening.

CUMULATIVE TOTAL RETURN (AS OF 4/30/01)

                                                   Since Inception (5/1/00)
---------------------------------------------------------------------------
CIF Short Duration Fund                                         6.95%
Merrill Lynch 3-Month U.S. Treasury Bill Index                  6.27%

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

GROWTH OF A $10,000 INVESTMENT IN CIF SHORT DURATION FUND,
AND THE 90-DAY T-BILL

[CHART]

                  CIF Short Duration Fund            90-Day T-bill
       5/1/2000                     $10,000                         $10,000
      5/31/2000                     $10,055                         $10,061
      6/30/2000                     $10,102                         $10,104
      7/31/2000                     $10,164                         $10,150
      8/31/2000                     $10,220                         $10,203
      9/30/2000                     $10,277                         $10,257
     10/31/2000                     $10,328                         $10,310
     11/30/2000                     $10,398                         $10,367
     12/31/2000                     $10,454                         $10,424
      1/31/2001                     $10,533                         $10,492
      2/28/2001                     $10,579                         $10,532
      3/31/2001                     $10,636                         $10,581
      4/30/2001                     $10,695                         $10,627


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK 91.26%
                                 BASIC INDUSTRIES 2.78%

        14,700                   ALCOA INC                                                      $       608,580
         7,400                   BOISE CASCADE CORP                                                     258,852
         2,900                   BOWATER INC                                                            140,650
         3,100                   CABOT CORP                                                             100,781
        18,200                   E I DU PONT DE NEMOURS & CO                                            822,458
           800                   EASTMAN CHEMICAL CO                                                     42,592
         1,600                   FMC CORP*                                                              114,704
           800                   GEORGIA PACIFIC TIMBER GROUP                                            26,008
         3,100                   INTERNATIONAL PAPER CO                                                 121,458
         3,800                   LOUISIANA PAC CORP                                                      46,550
         3,400                   MEAD CORP                                                               95,880
         2,182                   MINNESOTA MNG & MFG CO                                                 259,680
         1,300                   SIGMA ALDRICH CORP                                                      59,852
         3,100                   TEMPLE INLAND INC                                                      158,100
         2,000                   WESTVACO CORP                                                           52,760
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               2,908,905

                                 CAPITAL GOODS 8.63%
         1,300                   ALTERA CORP*                                                            32,877
         5,800                   AMERICAN STD COS INC *                                                 349,450
           300                   APPLERA CORP                                                             9,618
        16,391                   BOEING CO                                                            1,012,964
         2,200                   CITRIX SYS INC*                                                         62,480
           700                   COGNEX CORP*                                                            20,657
           700                   DANAHER CORP                                                            39,207
         1,200                   DOVER CORP                                                              46,884
         6,000                   EMERSON ELEC CO                                                        399,900
         1,700                   ENERGIZER HLDGS INC *                                                   40,494
         5,800                   GENERAL DYNAMICS CORP                                                  447,064
        81,072                   GENERAL ELECTRIC CO                                                  3,934,424
        13,100                   HONEYWELL INTL INC                                                     640,328
         1,600                   JOHNSON CONTROLS INC                                                   115,840
        14,900                   KONINKLIJKE PHILIPS ELECTRS NV (NEW YORK SHARES)                       458,920
         3,900                   MASCO CORP                                                              89,700
         3,500                   MILLIPORE CORP                                                         200,725
           900                   NORTHROP GRUMMAN CORP                                                   81,225
           300                   NSTAR                                                                   12,096
           800                   PACCAR INC                                                              38,816
           500                   PERKINELMER INC                                                         33,455
         1,000                   PIXAR *                                                                 32,650
        13,800                   ROCKWELL INTL CORP                                                     621,414
        11,800                   THERMO ELECTRON CORP *                                                 311,048
           300                   WATERS CORP *                                                           15,660
                                                                                                ---------------
                                 TOTAL CAPITAL GOODS                                                  9,047,896

                                 CONSUMER DURABLES 3.31%
         6,900                   BLACK & DECKER CORP                                                    275,034
         2,100                   CORNING INC                                                             46,137
        23,200                   FORD MOTOR CO                                                          683,936
        32,400                   GENERAL MOTORS CORP CL H *                                             688,500
         1,300                   INGRAM MICRO INC CL A *                                                 18,824
           300                   JONES APPAREL GROUP INC *                                               11,922
           400                   LEXMARK INTL GROUP INC CL A *                                           24,572

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE EQUITY FUND
                      SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
           900                   RADIO ONE INC *                                             $           16,911
         5,100                   TOYS R US INC *                                                        126,480
        26,732                   TYCO INTL LTD                                                        1,426,687
         2,600                   WHIRLPOOL CORP                                                         145,002
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              3,464,005

                                 CONSUMER NON-DURABLES 6.55%
        16,426                   ANHEUSER BUSCH COS INC                                                 656,876
         2,500                   BALL CORP                                                              115,000
         3,100                   CAMPBELL SOUP CO                                                        94,364
         8,000                   CLOROX CO                                                              254,640
        13,200                   COCA COLA CO                                                           609,708
         1,100                   COCA COLA ENTERPRISES INC                                               19,943
         6,500                   COLGATE PALMOLIVE CO                                                   363,025
           600                   GILLETTE CO                                                             17,016
         4,700                   H J HEINZ CO                                                           184,005
           600                   KELLOGG CO                                                              15,300
         1,100                   KIMBERLY CLARK CORP                                                     65,340
         1,200                   LIZ CLAIBORNE INC                                                       58,992
         7,300                   MATTEL INC                                                             117,895
         9,600                   MONSANTO CO                                                            297,120
        15,900                   NIKE INC CL B                                                          664,779
        21,166                   PEPSICO INC                                                            927,282
         9,700                   PHILIP MORRIS COS INC                                                  486,067
         3,100                   PROCTER & GAMBLE CO                                                    186,155
         2,300                   QUAKER OATS CO                                                         223,100
         1,300                   RALSTON PURINA CO RALSTON PURINA GROUP                                  39,507
         5,600                   REEBOK INTL LTD *                                                      143,528
           900                   REYNOLDS RJ TOB HLDGS INC                                               52,713
           700                   SAFEWAY PLC *                                                           38,010
        26,400                   SARA LEE CORP                                                          525,624
         3,500                   SHERWIN WILLIAMS CO                                                     73,430
         5,300                   TRICON GLOBAL RESTAURANTS INC *                                        237,546
         3,000                   UNILEVER NV NEW YORK SHS                                               168,360
         4,700                   UST INC                                                                141,470
         1,200                   V F CORP                                                                48,708
         1,700                   VIAD CORP                                                               42,262
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          6,867,765

                                 CONSUMER SERVICES 12.34%
        24,912                   AOL TIME WARNER INC *                                                1,258,056
           280                   ARBITRON INC *                                                           5,846
        11,400                   AT&T CORP                                                              253,992
         3,000                   AT&T CORP LIBERTY MEDIA CL A *                                          48,000
         3,700                   BECTON DICKINSON & CO                                                  119,695
         1,400                   BEST BUY CO INC *                                                       77,070
         1,100                   BLOCKBUSTER INC                                                         20,515
         3,900                   BRUNSWICK CORP                                                          78,234
        19,300                   CENDANT CORP *                                                         342,382
           700                   CLEAR CHANNEL COMMUNICATIONS INC *                                      39,060
        11,972                   COSTCO WHOLESALE CORP *                                                418,182
         1,100                   CVS CORP                                                                64,845
         3,600                   DILLARDS INC CL A                                                       60,984
         6,400                   DUN & BRADSTREET CORP *                                                177,728
         5,600                   FEDERATED DEPT STORES INC *                                            240,688

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         6,900                   FORTUNE BRANDS INC                                           $         214,935
         1,000                   GAP INC                                                                 27,710
         3,400                   GRUPO TELEVISA SA DE CV SPON ADR (MEXICO) *                            129,302
         2,100                   HARLEY DAVIDSON INC                                                     96,789
         8,400                   HARRAHS ENTMT INC *                                                    289,800
        14,300                   HILTON HOTELS CORP                                                     158,015
        31,937                   HOME DEPOT INC                                                       1,504,233
         2,900                   IMS HEALTH INC                                                          79,605
         1,400                   INTERPUBLIC GROUP COS INC                                               47,530
        16,200                   K MART CORP *                                                          162,000
           700                   KNIGHT RIDDER INC                                                       37,905
         1,000                   KOHL'S CORP *                                                           61,060
        26,200                   KPMG CONSULTING LLP *                                                  408,982
         3,300                   KROGER CO *                                                             74,547
           600                   LAMAR ADVERTISING CO CL A *                                             23,190
         1,400                   LOEWS CORP                                                              88,200
        13,300                   MANDALAY RESORT GROUP *                                                316,008
         2,700                   MAY DEPT STORES CO                                                     100,575
         9,600                   MCDONALDS CORP                                                         264,000
         4,900                   MGM GRAND INC *                                                        147,343
         4,000                   NEW YORK TIMES CO CL A                                                 164,120
         1,800                   OMNICOM GROUP INC                                                      158,130
        14,700                   PARK PLACE ENTMT CORP *                                                163,464
         6,100                   PITNEY BOWES INC                                                       232,227
         1,300                   RADIO SHACK CORP                                                        39,819
         7,300                   READERS DIGEST ASSN INC CL A NON VTG                                   201,845
         4,400                   RITE AID CORP *                                                         32,076
         1,000                   ROBERT HALF INTL INC *                                                  27,800
         7,400                   SAKS INC COM *                                                          88,060
         3,600                   SEARS ROEBUCK & CO                                                     132,660
         3,300                   SERVICE MASTER CO                                                       36,069
         5,400                   SIX FLAGS INC *                                                        118,476
         1,500                   SPRINT CORP (FON GROUP)                                                 32,070
         2,500                   STAPLES INC *                                                           40,675
         1,500                   TALBOTS INC                                                             62,775
           200                   TARGET CORP                                                              7,690
        20,957                   TIFFANY & CO                                                           679,426
         9,100                   TJX COS INC                                                            285,103
           400                   TMP WORLDWIDE INC *                                                     19,296
        10,300                   TRIBUNE CO                                                             434,042
         2,000                   ULTRAMAR DIAMOND SHAMROCK CORP                                          90,220
         1,500                   USA NETWORKS INC *                                                      37,575
         3,000                   VIACOM INC *                                                           156,180
        30,200                   WAL MART STORES INC                                                  1,562,548
        14,700                   WALT DISNEY CO                                                         444,675
         7,600                   WASTE MGMT INC                                                         185,516
         2,600                   WESTWOOD ONE INC *                                                      68,250
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                             12,937,793

                                 ENERGY 6.80%
           900                   AES CORP *                                                              42,903
         1,100                   ANADARKO PETROLEUM CORP                                                 71,082
         1,900                   BAKER HUGHES INC                                                        74,651
         8,500                   BURLINGTON RES INC                                                     401,285
         3,900                   CHEVRON CORP                                                           376,584
        14,100                   CONOCO INC CL A                                                        427,089

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         8,600                   CONSTELLATION ENERGY GROUP INC                               $         410,564
         3,400                   DYNEGY INC CL A                                                        196,690
         2,500                   ENRON CORP                                                             156,800
         1,700                   EOG RES INC                                                             78,863
        19,000                   EXXON MOBIL CORP                                                     1,683,400
         1,300                   HELMERICH & PAYNE INC                                                   66,599
         1,500                   KERR MCGEE CORP                                                        107,475
         1,000                   NOBLE AFFILIATES INC                                                    43,470
         7,800                   OCCIDENTAL PETROLEUM CORP                                              234,936
         2,200                   PHILLIPS PETROLEUM CO                                                  131,120
         8,500                   ROYAL DUTCH PETROLEUM CO NY                                            506,005
        12,550                   SCHLUMBERGER LTD                                                       832,065
         4,148                   SMITH INTL INC *                                                       336,776
         2,000                   TEXACO INC                                                             144,560
         1,800                   TIDEWATER INC                                                           84,366
         4,300                   TOSCO CORP                                                             198,015
         7,900                   UNOCAL CORP                                                            301,464
         3,800                   USX MARATHON GROUP                                                     121,448
         2,000                   VALERO ENERGY CORP                                                      96,320
                                                                                                ---------------
                                 TOTAL ENERGY                                                         7,124,530

                                 FINANCIAL SERVICES 17.85%

         9,900                   ACE LTD ADR                                                            353,430
         5,300                   AETNA INC *                                                            149,407
         1,600                   AFLAC INC                                                               50,880
           300                   AMBAC FINANCIAL GROUP INC                                               16,143
         8,000                   AMERICAN EXPRESS CO                                                    339,520
         6,600                   AMERICAN GENERAL CORP                                                  287,826
        10,700                   AMERICAN INTERNATIONAL GROUP INC                                       875,260
         6,600                   AMSOUTH BANCORP                                                        113,190
        26,700                   AON CORP                                                               887,508
        16,200                   BANK OF AMERICA CORP                                                   907,200
         7,000                   BANK OF NEW YORK INC                                                   351,400
           800                   CAPITAL ONE FINL CORP                                                   50,288
         2,200                   CHUBB CORP                                                             146,850
         4,300                   CIGNA CORP                                                             458,810
         1,500                   CINCINNATI FINL CORP                                                    57,570
        43,074                   CITIGROUP INC                                                        2,117,087
         4,800                   COMERICA INC                                                           246,864
        10,700                   CONSECO INC                                                            203,621
           300                   COUNTRYWIDE CREDIT IND INC                                              12,801
           300                   DIME BANCORP INC                                                        10,005
         8,300                   EQUIFAX INC                                                            274,481
        10,438                   FANNIE MAE                                                             837,754
         1,684                   FIFTH THIRD BANCORP                                                     90,532
        10,700                   FIRST UNION CORP                                                       320,679
        18,900                   FLEET BOSTON FINL CORP                                                 725,193
         4,600                   FREDDIE MAC CORP                                                       302,680
         4,200                   HARTFORD FINL SVCS GROUP INC                                           260,820
         3,800                   HOUSEHOLD INTL INC                                                     243,276
         1,650                   JEFFERSON PILOT CORP                                                    76,989
        11,600                   JOHN HANCOCK FINANCIAL SERVICES INC                                    430,940
         17,090                  JPMORGAN CHASE & CO                                                    819,978
        13,950                   LEHMAN BROTHERS HLDGS INC                                            1,014,862
         6,100                   MASSBANK CORP                                                          198,250
         7,200                   MELLON FINL CORP                                                       294,696

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        13,759                   MERRILL LYNCH & CO INC                                         $       848,930
         4,900                   METRIS COS INC                                                         147,000
         2,200                   MGIC INVESTMENT CORP                                                   142,978
         3,300                   MORGAN STANLEY DEAN WITTER & CO                                        207,207
         2,600                   PAYCHEX INC                                                             89,856
         1,300                   PMI GROUP INC                                                           83,590
           500                   PNC FINANCIAL SERVICES GROUP                                            32,535
         1,100                   PROGRESSIVE CORP                                                       128,480
         3,500                   PROVIDIAN FINL CORP                                                    186,550
         8,700                   SABRE GROUP HLDGS INC CL A *                                           433,782
         4,600                   SCHWAB CHARLES CORP                                                     91,080
           900                   STILLWELL FINANCIAL INC                                                 26,523
           700                   SUNTRUST BANKS INC                                                      44,450
        16,500                   UNUMPROVIDENT CORP                                                     493,515
        34,086                   US BANCORP                                                             721,941
         9,436                   USA EDUCATION INC                                                      670,900
         1,000                   WACHOVIA CORP                                                           60,800
         5,900                   WASHINGTON MUTUAL INC                                                  294,587
         1,200                   WELLS FARGO & CO                                                        56,364
         5,900                   XL CAPITAL LTD CL A                                                    417,720
                                                                                                ---------------
                                 TOTAL FINANCIAL SERVICES                                            18,705,578

                                 HEALTH CARE 10.99%

         1,700                   ABBOTT LABS                                                             78,846
         1,600                   ALLERGAN INC                                                           121,600
         1,200                   ALZA CORP *                                                             54,864
         7,000                   AMERICAN HOME PRODUCTS CORP                                            404,250
        11,944                   AMGEN INC *                                                            730,256
         5,400                   BAUSCH & LOMB INC                                                      230,580
         2,266                   BAXTER INTL INC                                                        206,546
           600                   BECKMAN COULTER INC                                                     21,330
         4,500                   BIOGEN INC *                                                           290,970
           600                   BIOMET INC                                                              25,638
         1,800                   BOSTON SCIENTIFIC CORP *                                                28,584
        13,600                   BRISTOL MYERS SQUIBB CO                                                761,600
         1,200                   CARDINAL HEALTH INC                                                     80,880
         3,500                   CEPHALON INC *                                                         222,950
         1,100                   CHIRON CORP *                                                           52,811
           800                   FOREST LABS INC CL A *                                                  48,920
           500                   GENZYME CORP *                                                          54,485
         1,000                   GUIDANT CORP *                                                          41,000
        15,400                   JOHNSON & JOHNSON                                                    1,485,792
           600                   KING PHARMACEUTICALS INC *                                              25,278
         9,300                   LILLY ELI & CO                                                         790,500
         4,200                   MEDIMMUNE INC *                                                        164,430
         2,200                   MEDTRONIC INC                                                           98,120
        16,306                   MERCK & CO INC                                                       1,238,767
         1,500                   OXFORD HEALTH PLANS INC *                                               46,650
        41,804                   PFIZER INC                                                           1,810,113
        11,800                   PHARMACIA CORP                                                         616,668
           954                   QUEST DIAGNOSTICS INC *                                                117,533
         5,100                   SCHERING PLOUGH CORP                                                   196,554
         3,700                   ST JUDE MED INC *                                                      211,825
        18,600                   TENET HEALTHCARE CORP *                                                830,304
         3,500                   UNITED HEALTH GROUP INC                                                229,180
           300                   UNIVERSAL HEALTH SERVICES INC CL B *                                    26,928
         1,800                   WELLPOINT HEALTH NETWORK INC *                                         176,850
                                                                                                ---------------
                                 TOTAL HEALTH CARE                                                   11,521,602

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 REAL ESTATE (PUBLICLY TRADED) 0.26%
         7,400                   STARWOOD HOTELS & RESORTS                                      $       267,066
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                    267,066

                                 TECHNOLOGY 18.84%

         1,200                   ADOBE SYS INC                                                           53,904
         1,000                   AGILENT TECHNOLOGIES INC *                                              39,010
           500                   ANALOG DEVICES INC *                                                    23,655
         2,200                   APPLIED MATLS INC *                                                    120,120
           900                   APPLIED MICRO CIRCUITS CORP *                                           23,418
           500                   ASIAINFO HOLDINGS INC *                                                  6,250
         1,900                   AT&T WIRELESS GROUP *                                                   38,190
         7,700                   AUTOMATIC DATA PROCESSING INC                                          417,725
        25,300                   BELLSOUTH CORP                                                       1,061,588
         2,200                   BMC SOFTWARE INC *                                                      53,218
           700                   BROADCOM CORP *                                                         29,092
         7,500                   CABLETRON SYS INC *                                                    117,600
         5,100                   CADENCE DESIGN SYS INC *                                               105,570
         7,400                   CERIDIAN INC *                                                         133,200
        40,100                   CISCO SYS INC *                                                        680,898
        10,700                   COMDISCO INC                                                            32,956
        24,000                   COMPAQ COMPUTER CORP                                                   420,000
         3,400                   COMPUTER ASSOC INTL INC                                                109,446
           900                   COMVERSE TECHNOLOGY INC *                                               61,650
         4,800                   CROWN CASTLE INTL CORP *                                               202,800
         9,500                   DELL COMPUTER CORP *                                                   249,755
         1,200                   ELECTRONIC DATA SYSTEMS CORP                                            77,400
         1,700                   ELECTRONICS FOR IMAGING CORP *                                          47,260
        15,352                   EMC CORP *                                                             607,939
        14,400                   FIRST DATA CORP                                                        971,136
        13,200                   GLOBAL CROSSING LTD *                                                  165,396
         5,700                   HARRIS CORP                                                            163,875
        19,000                   HEWLETT PACKARD CO                                                     540,170
        12,100                   IBM CORP                                                             1,393,194
         2,600                   INFONET SERVICES CORP *                                                 18,460
        39,700                   INTEL CORP                                                           1,227,127
         3,200                   JDS UNIPHASE CORP *                                                     68,416
         1,900                   LINEAR TECHNOLOGY CORP                                                  91,276
        17,600                   LORAL SPACE & COMMUNICATIONS *                                          41,712
         9,600                   LUCENT TECHNOLOGIES INC                                                 96,096
         1,816                   MAXIM INTEGRATED PRODS INC *                                            92,798
           300                   MERCURY INTERACTIVE CORP *                                              19,845
         2,600                   MICRON TECHNOLOGY INC *                                                117,988
        43,472                   MICROSOFT CORP *                                                     2,945,228
         5,700                   MOTOROLA INC                                                            88,635
         4,900                   NCR CORP *                                                             230,349
           900                   NETWORK APPLIANCE INC *                                                 20,475
         2,300                   NEXTEL PARTNERS INC CL A *                                              39,537
        14,700                   NORTEL NETWORKS CORP                                                   224,910
         1,700                   NOVELLUS SYS INC *                                                      93,755
        33,500                   ORACLE CORP *                                                          541,360
         2,000                   PALM INC *                                                              16,020
        13,600                   PARAMETRIC TECHNOLOGY CORP *                                           155,040
           500                   QLOGIC CORP *                                                           21,445
         8,166                   QUALCOMM INC *                                                         468,402
        10,314                   QWEST COMMUNICATIONS INTL INC *                                        421,843

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         3,600                   RCN CORP *                                                     $        16,200
        13,600                   SBC COMMUNICATIONS INC                                                 561,000
         1,500                   SCIENTIFIC ATLANTA INC                                                  86,595
         3,802                   SIEBEL SYS INC *                                                       173,295
           900                   SILICON LABORATORIES INC *                                              17,442
           400                   SOLECTRON CORP *                                                        10,180
        36,436                   SPRINT CORP PCS SER 1 *                                                933,855
        10,700                   STORAGE TECHNOLOGY CORP *                                              136,853
        10,900                   SUN MICROSYSTEMS INC *                                                 186,608
           600                   SUNGARD DATA SYS INC *                                                  33,162
         1,000                   SYBASE INC *                                                            15,750
         1,350                   SYMBOL TECHNOLOGIES INC                                                 42,525
         1,000                   SYNOPSYS INC *                                                          57,430
         2,300                   TD WATERHOUSE GROUP *                                                   25,783
         4,600                   TEKTRONIX INC *                                                        111,320
         1,000                   TELLABS INC *                                                           35,110
        12,700                   TEXAS INSTRUMENTS INC                                                  491,490
         2,900                   UNISYS CORP *                                                           34,916
         6,900                   UNITED TECHNOLOGIES CORP                                               538,752
         1,800                   UTSTARCOM INC *                                                         44,928
         1,200                   VERITAS SOFTWARE CO *                                                   71,532
        16,700                   VERIZON COMMUNICATIONS                                                 919,669
         6,600                   WORLDCOM INC *                                                         120,450
         1,200                   XILINX INC *                                                            56,964
         1,900                   YAHOO INC *                                                             38,342
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                    19,747,283

                                 TRANSPORTATION 1.30%
           900                   BURLINGTON NORTH SANTA FE CORP                                          26,460
         1,900                   CONTINENTAL AIRLS INC CL B *                                            97,660
        15,413                   FEDEX CORP *                                                           648,425
         2,900                   NORTHWEST AIRLS CORP CL A *                                             72,471
        28,500                   SOUTHWEST AIRLS CO                                                     518,985
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 1,364,001

                                 UTILITIES 1.61%
         1,800                   ALLEGHENY ENERGY INC                                                    92,088
         1,800                   ALLTEL CORP                                                             98,298
         6,974                   CALPINE CORP *                                                         397,448
         2,800                   DUKE ENERGY CORP                                                       130,928
           900                   EDISON INTL                                                              8,865
         7,600                   ENTERGY CORP                                                           307,800
         4,100                   EXELON CORP                                                            283,105
           400                   FPL GROUP INC                                                           23,960
           600                   GPU INC                                                                 19,986
         1,400                   NISOURCE INC                                                            41,678
         1,700                   PG&E CORP                                                               15,249
           600                   PPL CORP                                                                33,000
           700                   PUBLIC SVC ENTERPRISE GROUP INC                                         32,508
         1,000                   RELIANT ENERGY INC                                                      49,550
           900                   SEMPRA ENERGY                                                           24,903
           500                   TELEPHONE & DATA SYS INC                                                52,500
         1,200                   UNITED STATES CELLULAR CORP *                                           79,200
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      1,691,066
                                                                                                ---------------
TOTAL COMMON STOCK (COST $97,770,550)                                                                95,647,490

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                              CIF CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK 0.51%
        16,600                   NEWS CORP LTD SPON ADR PFD (AUSTRALIA)                       $         539,666
                                                                                                ---------------
                                 TOTAL                                                                  539,666
                                                                                                ---------------
TOTAL PREFERRED STOCK (COST $482,935)                                                                   539,666

CONVERTIBLE PREFERRED 0.18%

         4,500                   KMART FINANCING TR CONV                                                189,000
                                                                                                ---------------
                                 TOTAL                                                                  189,000
                                                                                                ---------------

TOTAL INVESTMENTS AT VALUE 91.95% (COST $98,373,714)                                                 96,376,156

OTHER ASSETS IN EXCESS OF LIABILITIES 8.05%                                                           8,437,146
                                                                                                ---------------
NET ASSETS 100.00%                                                                               $  104,813,302
                                                                                                ===============

-------------------------
*           Non-income producing security

ADR         American Depositary Receipt

              See Accompanying Notes to these Financial Statements.

                          COMMONFUND INSTITUTIONAL FUNDS
                             CIF SMALL CAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK 97.16%
                                 BASIC INDUSTRIES 2.58%
        39,800                   BETHLEHEM STEEL CORP *                                         $       140,892
        20,900                   CROMPTON CORP                                                          211,717
        17,100                   FREEPORT MCMORAN COPPER CL B *                                         242,136
        10,000                   INSIGHT ENTERPRISES INC *                                              267,000
         8,400                   MAVERICK TUBE CORP *                                                   204,960
         2,500                   PRECISION CASTPARTS CORP                                                93,400
         8,800                   STEVEN MADDEN LTD *                                                    156,904
         3,700                   VEECO INSTRUMENTS INC *                                                185,777
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               1,502,786

                                 CAPITAL GOODS 8.79%
         8,900                   ACTEL CORP *                                                           205,145
         5,000                   APTARGROUP INC                                                         157,900
        19,000                   ASYST TECHNOLOGIES INC *                                               352,450
         3,500                   BELDEN INC                                                              82,635
        11,100                   BENCHMARK ELECTRONICS INC *                                            283,050
         3,000                   C&D TECHNOLOGIES INC                                                   106,440
         3,100                   CENTEX CORP                                                            133,765
        13,600                   COGNEX CORP *                                                          401,336
        11,000                   CYMER INC *                                                            361,350
         4,900                   DDI CORP *                                                             120,393
        11,900                   DSP GROUP INC *                                                        257,992
         3,800                   ELECTRO SCIENTIFIC INDS INC *                                          136,154
         4,300                   ESCO TECHNOLOGIES INC *                                                108,790
         5,900                   FRONTIER AIRLINES INC *                                                 88,677
         6,100                   GENTEK INC                                                              75,335
        13,100                   INTERTAN INC *                                                         183,662
         9,200                   IVEX PACKAGING CORP *                                                  143,980
           900                   NVR INC *                                                              171,558
         2,600                   PENN ENGINEERING & MFG CORP                                             98,488
         2,900                   PLEXUS CORP *                                                           89,088
        13,900                   PRI AUTOMATION INC *                                                   265,629
        11,900                   RAYOVAC CORP *                                                         247,520
         7,300                   ROPER INDS INC                                                         305,140
         4,300                   SBS TECHNOLOGIES INC *                                                  86,000
         1,100                   SHAW GROUP INC *                                                        62,700
         2,300                   STERICYCLE INC *                                                        96,370
         3,200                   TECHNITROL INC                                                          96,256
         8,000                   THREE-FIVE SYSTEMS INC *                                               127,600
         1,900                   URS CORP *                                                              40,850
         2,800                   VARIAN INC *                                                            90,496
         5,100                   WASTE CONNECTIONS INC *                                                145,095
                                                                                                ---------------
                                 TOTAL CAPITAL GOODS                                                  5,121,844

                                 CONSUMER DURABLES 3.80%
        10,400                   ACTION PERFORMANCE COS INC *                                           167,752
         5,700                   ADVANCED MARKETING SERVICES                                            138,225
        15,700                   AIRTRAN HLDGS INC *                                                    146,010
        10,900                   ARQULE INC *                                                           168,841
         4,900                   CHOICEPOINT INC *                                                      181,790
        11,926                   D R HORTON INC                                                         288,848
        11,300                   DAISYTEK INTL CORP *                                                    94,355
        15,500                   INSIGHT COMMUNICATIONS INC *                                           430,125

              See Accompanying Notes to these Financial Statements.

                          COMMONFUND INSTITUTIONAL FUNDS
                             CIF SMALL CAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         3,900                   KB HOME                               $                                117,858
         3,700                   OSHKOSH TRUCK CORP                                                     144,226
         2,100                   PULTE CORP                                                              98,238
         1,700                   RYLAND GROUP INC                                                        80,767
           700                   SUPERIOR INDS INTL INC                                                  28,175
         3,600                   TOLL BROTHERS *                                                        127,800
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              2,213,010

                                 CONSUMER NON-DURABLES 2.59%
         3,100                   CONSTELLATION BRANDS INC *                                             202,275
        10,800                   DELTA & PINE LAND CO                                                   258,120
         6,200                   GENESCO INC *                                                          177,320
         4,000                   LONE STAR TECHNOLOGIES *                                               210,800
         2,400                   SENSIENT TECHNOLOGIES CORP                                              43,200
         3,000                   SUIZA FOODS CORP *                                                     139,050
        16,500                   TOPPS INC *                                                            162,525
        17,800                   WOLVERINE WORLD WIDE                                                   316,840
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          1,510,130

                                 CONSUMER SERVICES 14.48%
        22,600                   ADELPHIA BUSINESS SOLUTIONS CL A *                                      96,050
         3,800                   ADMINISTAFF INC *                                                       91,618
        19,900                   ALAMOSA HLDGS INC *                                                    278,401
         5,850                   AMERICAN EAGLE OUTFITTERS *                                            217,737
        19,100                   APAC TELESERVICES INC *                                                 66,850
        10,100                   APPLEBEE'S INTL INC                                                    423,190
        19,300                   ASPECT COMMUNICATIONS CORP INC *                                       101,518
         6,000                   BALLYS TOTAL FITNESS HLDG CORP *                                       164,400
         3,200                   BRINKER INTL INC *                                                      91,840
         3,500                   BUCA INC *                                                              72,275
         1,900                   CACI INTL INC CL A *                                                    63,574
        14,300                   CHARMING SHOPPES INC *                                                  87,373
        28,000                   CORILLIAN CORP *                                                        92,960
         4,100                   COST PLUS INC *                                                         97,580
         4,300                   DIRECT FOCUS INC *                                                     146,544
         5,000                   F Y I INC *                                                            173,750
        11,200                   FIRST CONSULTING GROUP INC *                                            89,712
         2,200                   FORRESTER RESEARCH INC *                                                50,842
         7,900                   GALILEO INTL INC                                                       192,918
        46,200                   GLOBIX CORP *                                                          155,694
         9,200                   GYMBOREE *                                                              64,492
        11,400                   HIBBETT SPORTING GOODS INC *                                           385,320
        15,700                   HOT TOPIC INC *                                                        524,694
         4,500                   HOTEL RESERVATIONS NETWORK INC CL A *                                  140,625
        14,800                   ILLUMINET HLDGS INC *                                                  443,556
         5,600                   LINENS `N THINGS INC *                                                 151,256
         7,300                   MARTHA STEWART LIVING OMNIMEDIA INC CL A *                             134,539
        11,000                   MENS WEARHOUSE INC *                                                   279,950
         5,100                   METRO ONE TELECOMMUNICATIONS *                                         215,883
         7,700                   NCO GROUP INC *                                                        207,900
         4,800                   ON ASSIGNMENT INC *                                                     82,128
         3,600                   P.F. CHANGS CHINA BISTRO *                                             139,752
        10,600                   PENN NATIONAL GAMING INC *                                             172,780
         7,100                   PENTON MEDIA INC                                                       139,870
         2,800                   PHARMACEUTICAL PRODUCT DEVELOPMENT INC *                               166,740

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         6,300                   PHILLIPS VAN HEUSEN CORP                                       $        94,500
        10,300                   PIER 1 IMPORTS INC                                                     114,330
         5,000                   PROBUSINESS SERVICES INC *                                             112,750
        22,000                   PROFIT RECOVERY GROUP INTL INC *                                       140,800
         6,500                   R H DONNELLEY CORP *                                                   185,250
         3,500                   RENT-A-CENTER INC *                                                    126,700
        11,200                   RUBY TUESDAY INC                                                       213,360
         3,200                   SKECHERS USA INC CL A *                                                115,360
        29,000                   SPANISH BROADCASTING SYS INC CL A *                                    177,480
         5,400                   SYLVAN LEARNING SYS INC *                                              109,188
         1,900                   TIMBERLAND CO CL A *                                                    93,708
         6,100                   TOMMY HILFIGER CORP *                                                   73,566
        12,600                   TRAVELOCITY.COM INC *                                                  377,370
         4,200                   TRIARC COMPANIES *                                                     107,520
        14,700                   VALUEVISION INTL INC CL A *                                            260,925
         6,200                   WMS INDS INC *                                                         129,394
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                              8,436,512

                                 ENERGY 9.96%
        14,500                   CHESAPEAKE ENERGY CORP *                                               120,350
         2,500                   CHIEFTAIN INTL INC *                                                    77,250
         6,500                   CROSS TIMBERS OIL CO                                                   176,475
         9,000                   EVERGREEN RESOURCES INC *                                              382,950
        10,700                   GLOBAL INDS LTD *                                                      170,986
        14,300                   GREY WOLF INC *                                                         91,520
        10,800                   HANOVER COMPRESSOR CO *                                                393,120
        10,200                   KEY ENERGY SERVICES INC *                                              134,334
         4,800                   KEY PRODUCTIONS CO INC *                                               107,760

        12,200                   MARINE DRILLING CO INC *                                               365,634
         1,700                   MITCHELL ENERGY & DEV CL A                                              94,350
         7,600                   NATIONAL-OILWELL INC *                                                 300,580
         1,300                   PARKER DRILLING CO *                                                     8,125
         2,200                   PATTERSON ENERGY INC *                                                  75,834
         3,200                   PENN VA CORP                                                           142,400
        11,000                   POGO PRODUCING CO                                                      325,710
        17,000                   PRIDE INTL INC *                                                       452,710
           900                   SMITH INTL INC *                                                        73,071
         2,400                   STONE ENERGY CORP *                                                    119,280
        29,000                   SUPERIOR ENERGY SERVICES INC *                                         345,100
         8,900                   TOM BROWN INC *                                                        227,840
         8,000                   ULTRA PETROLEUM CORP *                                                  44,800
         6,500                   UNIT CORP *                                                            131,690
         6,600                   VALERO ENERGY CORP                                                     317,856
        25,700                   VARCO INTL INC *                                                       600,866
        14,100                   VERITAS DGC INC *                                                      458,250
         3,100                   VINTAGE PETROLEUM INC                                                   64,046
                                                                                                ---------------
                                 TOTAL ENERGY                                                         5,802,887

                                 FINANCIAL SERVICES 6.10%
         6,500                   AMERICREDIT CORP *                                                     301,340
         3,900                   CATHAY BANCORP INC                                                     223,080
        14,900                   COMMUNITY FIRST BANKSHARES INC                                         313,049
        16,400                   COMPUCREDIT CORP *                                                     178,924
         3,700                   GBC BANCORP                                                             91,945
        10,400                   GREATER BAY BANCORP                                                    284,024
        13,000                   HCC INS HLDGS INC                                                      366,600
         3,900                   HELLER FINL INC CL A                                                   124,449

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         1,300                   LABRANCHE AND CO *                                                  $   46,800
         3,500                   LEUCADIA NATL CORP                                                     112,175
        10,600                   METRIS COS INC                                                         318,000
         3,900                   PACIFIC CAPITAL BANCORP                                                106,821
        11,100                   PRESIDENTIAL LIFE CORP                                                 191,586
         5,000                   REINSURANCE GROUP AMER INC                                             168,500
         7,400                   REPUBLIC BANCORP INC                                                    98,050
         4,400                   ROSLYN BANCORP INC                                                     112,244
         4,900                   SABRE GROUP HLDGS INC CL A *                                           244,314
         5,600                   STANCORP FINL GROUP INC                                                256,088
         1,800                   WAYPOINT FINL CORP                                                      18,468
                                                                                                ---------------
                                 TOTAL FINANCIAL SERVICES                                             3,556,457

                                 HEALTH CARE 20.06%
         5,800                   ABGENIX INC *                                                          217,500
         4,500                   ACCREDO HEALTH INC *                                                   153,270
        12,200                   ALIGN TECHNOLOGY *                                                     106,750
         4,800                   AMERISOURCE HEALTH CORP CL A *                                         259,200
         2,500                   AMSURG INC *                                                            47,125
        14,000                   APRIA HEALTHCARE GROUP INC *                                           363,580
         7,600                   AURORA BIOSCIENCES CORP *                                              176,320
         2,700                   BARR LABORATORIES INC *                                                156,465
        16,000                   BEVERLY ENTERPRISES INC *                                              116,800
        76,800                   CAREMARK RX *                                                        1,217,280
         7,000                   CHARLES RIVER LABS *                                                   173,600
        15,000                   CLOSURE MED CORP *                                                     292,500
         4,900                   COMMUNITY HEALTH SYSTEMS INC *                                         139,846
         1,400                   COOPER COS INC                                                          62,160
        12,300                   COVANCE INC *                                                          202,335
        10,000                   CUBIST PHARMACEUTICALS INC *                                           311,200
         7,800                   CYTYC CORP *                                                           183,690
        13,100                   DAVITA INC *                                                           230,560
         5,200                   DUANE READE INC *                                                      176,124
        10,000                   EPIX MEDICAL INC *                                                      88,400
         6,600                   FIRST HEALTH GROUP CORP *                                              341,550
        18,200                   HEALTHSOUTH CORP *                                                     255,710
        14,500                   HUMANA INC *                                                           143,260
         2,400                   IDEXX LABORATORIES INC *                                                65,064
         6,400                   IGEN INTL INC *                                                        140,992
         5,900                   IMMUNOMEDICS INC *                                                      80,712
         2,500                   IMPATH INC *                                                            78,200
         1,700                   INVITROGEN CORP *                                                      119,867
        13,100                   ISIS PHARMACEUTICALS INC *                                             144,100
         1,100                   LABORATORY CORP OF AMERICA HLDGS *                                     155,100
         8,000                   LARGE SCALE BIOLOGY CORP *                                              33,280
         6,600                   LIFEPOINT HOSPS INC *                                                  229,152
         9,600                   MEDICIS PHARMACEUTICAL CL A *                                          477,120
        16,700                   MID ATLANTIC MEDICAL SERVICES INC *                                    339,511
         3,200                   MYRIAD GENETICS INC *                                                  169,472
         3,900                   NEUROGEN CORP *                                                         85,722
        16,100                   OAKLEY INC *                                                           382,375
         5,200                   OSI PHARMACEITICALS INC *                                              266,968
         4,100                   OXFORD HEALTH PLANS INC *                                              127,510
        20,000                   PEDIATRIX MED GROUP *                                                  534,800
         6,400                   PHARMACOPEIA INC *                                                     124,800
         3,100                   POLYMEDICA INDS INC *                                                   84,196

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                               CIF SMALLCAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        10,300                   PROVINCE HEALTHCARE CO *                                $              263,886
        15,000                   QUINTILES TRANSNATIONAL CORP *                                         308,250
         8,500                   REHABCARE CORP *                                                       319,175
         5,300                   RENAL CARE GROUP INC *                                                 151,474
        11,900                   RESPIRONICS INC *                                                      377,706
        11,300                   ROSETTA INPHARMATICS INC *                                             104,977
        27,200                   SANGSTAT MEDICAL CORP *                                                302,464
         6,900                   SEROLOGICALS CORP *                                                    122,613
         2,800                   SPECIALTY LABORATORIES *                                                93,520
         6,100                   STERIS CORP *                                                          110,898
         6,500                   TECHNE CORP *                                                          208,650
         3,800                   TRIAD HOSPITALS INC *                                                  116,850
           700                   UROLOGIX INC *                                                          16,569
         9,000                   VISIBLE GENETICS INC *                                                 136,530
                                                                                                ---------------
                                 TOTAL HEALTH CARE                                                   11,687,728

                                 REAL ESTATE (PUBLICLY TRADED)1.35%
         7,000                   CHATEAU CMNTYS INC                                                     217,700
        10,200                   HEALTHCARE REALTY TRUST INC                                            244,800
        10,700                   INDYMAC MTG HLDGS INC *                                                245,030
         7,600                   PRIME HOSPITALITY CORP *                                                78,204
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                    785,734

                                 TECHNOLOGY 24.91%
         9,400                   3DO COMPANY (THE) *                                                     20,774
         2,000                   ADVENT SOFTWARE INC *                                                  111,960
         2,800                   ALLIANT TECH SYSTEMS INC *                                             263,760
         4,200                   ANIXTER INTL INC *                                                     110,670
         4,600                   AREMISSOFT CORP *                                                       81,880
        22,200                   AUGUST TECHNOLOGY CORP *                                               237,540
         8,800                   AVOCENT CORP *                                                         219,032
        12,900                   AXCELIS TECHNOLOGIES INC *                                             193,629
         4,300                   BARRA INC *                                                            197,972
         3,300                   BISYS GROUP INC *                                                      159,060
         2,900                   BLACK BOX CORP *                                                       168,751
         4,900                   CABLE DESIGN TECHNOLOGIES CORP *                                        72,814
        12,100                   CIRRUS LOGIC INC *                                                     196,746
         3,800                   CLARENT CORP *                                                          35,340
         3,300                   COGNIZANT TECH SOLUTIONS CL A *                                        139,524
         7,900                   COMMONWEALTH TELEPHONE ENTERPRISES INC *                               267,336
        34,000                   COMPUTER ACCESS TECHNOLOGY *                                           120,700
         4,600                   CUNCURRENT COMPUTER CORP *                                              24,610
        17,000                   CYBEROPTICS CORP *                                                     170,340
         5,200                   DESCARTES SYSTEMS *                                                    103,584
        38,500                   DMC STRATEX NETWORKS INC *                                             295,295
         8,400                   ECLIPSYS CORP *                                                        169,596
         3,800                   FEI CO *                                                                99,598
        13,500                   FSI INTL INC *                                                         135,000
         4,900                   GLOBESPAN INC *                                                        107,800
         9,500                   HI/FN INC *                                                            157,605
         3,100                   HNC SOFTWARE INC *                                                      84,413
        60,000                   IBASIS INC *                                                           177,600
        28,500                   I-MANY INC *                                                           385,320
         8,800                   INTEGRATED DEVICE TECH INC *                                           344,696
        18,300                   INTERTRUST TECHNOLOGIES CORP *                                          62,586
        14,200                   INTERWOVEN INC *                                                       207,888

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP GROWTH FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         2,900                   INTRANET SOLUTIONS INC *                                       $        95,932
        11,000                   JDA SOFTWARE GROUP INC *                                               164,670
         5,000                   KEANE INC *                                                             88,750
         1,800                   KENT ELECTRONICS CORP *                                                 38,880
        22,100                   LTX CORP *                                                             594,932
        12,400                   MANUGISTICS GROUP INC *                                                420,608
         6,000                   MAPINFO CORP *                                                         188,880
        13,480                   MARVELL TECHNOLOGY GROUP LTD *                                         339,696
        10,000                   MATRIXONE INC *                                                        240,400
         6,800                   MCDATA CORP CL B *                                                     189,788
         4,900                   MENTOR GRAPHICS CORP *                                                 128,919
         3,100                   MERCURY COMPUTER SYS INC *                                             157,418
         3,600                   MERCURY INTERACTIVE CORP *                                             238,140
         9,000                   METALINK *                                                              84,600
        12,000                   MICREL INC *                                                           407,520
         3,200                   MICROSEMI CORP *                                                       122,752
         8,000                   MOLDFLOW CORP *                                                         98,800
         6,300                   NETEGRITY INC *                                                        251,937
         3,100                   NETIQ CORP *                                                            91,016
         4,400                   NEWPORT CORP                                                           166,320
        10,700                   OPTIMAL ROBOTICS CORP CL A *                                           350,425
        15,000                   PERICOM SEMICONDUCTOR CORP *                                           269,850
         7,900                   PIVOTAL CORP *                                                         198,290
         9,600                   POWERWAVE TECHNOLOGIES INC *                                           174,432
        13,700                   PROGRESS SOFTWARE CORP *                                               193,855
         5,400                   READ-RITE CORP *                                                        29,916
         9,900                   RUDOLPH TECHNOLOGIES INC *                                             476,091
        15,400                   SERENA SOFTWARE INC *                                                  296,604
        20,000                   SILICON STORAGE TECHNOLOGY INC *                                       198,800
        12,000                   SIPEX CORP *                                                           144,480
        30,300                   SONICLUE INC *                                                         148,167
        12,300                   STANFORD MICRODEVICES INC *                                            159,900
         8,100                   SYMMETRICOM INC *                                                      117,693
         4,800                   SYSTEMS & COMPUTER TECHNOLOGY *                                         42,096
        26,700                   TAKE-TWO INTERACTIVE SOFTWARE INC *                                    372,198
         7,700                   TEKELEC *                                                              240,240
         5,600                   THQ INC *                                                              213,304
        20,000                   TRIPATH TECHNOLOGY *                                                   154,000
         3,700                   TRIQUINT SEMICONDUCTOR INC *                                           107,411
         3,300                   ULTRATECH STEPPER INC *                                                 94,809
        11,300                   UTSTARCOM INC *                                                        282,048
        13,400                   VARIAN SEMICONDUCTOR EQUIPMENT ASSOCS INC *                            610,370
         2,600                   VERITY INC *                                                            58,552
        21,400                   VIRAGE LOGIC CORP *                                                    254,660
         7,000                   VIRATA CORP *                                                           95,200
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                    14,516,768

                                 TRANSPORTATION 1.92%
         7,500                   EGL INC *                                                              177,825
         1,600                   LANDSTAR SYS INC *                                                     104,480
        24,500                   OMI CORP *                                                             181,790
         5,500                   SEACOR SMIT INC *                                                      251,900
        11,600                   STELMAR SHIPPING LTD *                                                 182,120
         8,400                   US FREIGHTWAYS CORP                                                    220,164
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 1,118,279

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP GROWTH FUND
                      SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 UTILITIES 0.62%
         4,600                   ENERGEN CORP                                                   $       170,890
         5,600                   SBA COMMUNICATIONS CORP *                                              190,904
                                                                                                ---------------
                                 TOTAL UTILITIES                                                        361,794
                                                                                                ---------------
TOTAL COMMON STOCK (COST $54,921,325)                                                                56,613,929

TOTAL INVESTMENTS AT VALUE 97.16% (COST $54,921,325)                                                 56,613,929

OTHER ASSETS IN EXCESS OF LIABILITIES 2.84%                                                           1,653,202

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    58,267,131
                                                                                                ===============

---------------------------
*           Non-income producing security

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK 93.50%

                                 BASIC INDUSTRIES 7.81%
         3,900                   A SCHULMAN INC                                                 $        45,513
        20,000                   ABITIBI CONSOLIDATED INC                                               170,600
        13,600                   AGRIUM INC                                                             156,128
         2,400                   BOWATER INC                                                            116,400
         6,500                   BRUSH WELLMAN                                                          130,000
         4,100                   BUCKEYE TECHNOLOGIES *                                                  49,979
         6,300                   BULL RUN GOLD MINES LTD *                                                8,820
         4,200                   CARPENTER TECHNOLOGY                                                   110,040
           100                   COMMERCIAL METALS CO                                                     2,578
         6,900                   CYTEC INDS INC *                                                       225,699
         8,200                   ENGELHARD CORP                                                         210,822
         2,300                   GEORGIA GULF CORP                                                       42,251
         3,300                   GILDAN ACTIVEWARE SUB VTG CL A *                                        54,780
         7,300                   HERCULES INC                                                            87,235
        18,100                   IMC GLOBAL INC                                                         217,200
         7,200                   INCO LTD *                                                             130,608
        20,600                   INTERPOOL INC                                                          285,310
         2,500                   JACOBS ENGINEERING GROUP INC *                                         164,800
         8,800                   KENNAMETAL INC                                                         288,376
           900                   LONGVIEW FIBRE CO                                                       11,430
        12,000                   LOUISIANA PAC CORP                                                     147,000
         8,100                   LSI INDS INC                                                           178,605
         4,500                   LUBRIZOL CORP                                                          131,805
         2,100                   LYONDELL CHEMICAL CO                                                    32,991
         2,600                   MACDERMID INC                                                           44,928
         2,200                   METHANEX CORP *                                                         18,788
           600                   MINERALS TECHNOLOGIES INC                                               23,010
         7,900                   OLIN CORP                                                              149,705
         3,300                   POPE AND TALBOT                                                         42,900
         1,000                   SCHWEITZER-MAUDUIT INTL                                                 21,450
         5,000                   SPARTECH CORP                                                           89,950
         3,600                   TEXAS INDS INC                                                         110,520
        28,100                   TREDEGAR CORP                                                          549,355
         8,900                   USX US STEEL GROUP                                                     163,849
         6,500                   VALSPAR                                                                200,850
         2,700                   WAUSAU-MOSINEE PAPER CORP                                               37,152
        11,000                   WELLMAN INC                                                            205,150
        56,800                   WESTPOINT STEVENS INC CL A                                             367,496
         2,500                   WESTVACO CORP                                                           65,950
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               5,090,023

                                 CAPITAL GOODS 13.57%
         2,700                   AAR CORP                                                                30,321
        12,500                   ACT MANUFACTURING INC *                                                211,250
           700                   ACTEL CORP *                                                            16,135
           700                   ADTRAN INC *                                                            19,145
        29,400                   ALBANY INTL CORP CL A *                                                582,708
         2,800                   AMETEK INC                                                              77,308
         5,400                   AMPHENOL CORP *                                                        227,340
         2,500                   ANADIGICS INC *                                                         44,375
         8,300                   APW LTD *                                                               69,720
        17,900                   ARTESYN TECHNOLOGIES INC *                                             271,364
         3,600                   ASTEC INDS *                                                            68,040

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         6,100                   ATMI INC *                                                        $    160,613
        14,600                   BELDEN INC                                                             344,706
        13,000                   BENCHMARK ELECTRONICS INC *                                            331,500
         2,300                   BRIGGS & STRATTON CORP                                                  93,150
         2,400                   BROOKS AUTOMATION INC *                                                150,264
         2,100                   C CUBE MICROSYSTEMS INC *                                               33,495
           500                   C&D TECHNOLOGIES INC                                                    17,740
         2,500                   CENTEX CORP                                                            107,875
         6,500                   CHICAGO BRIDGE & IRON CO                                               173,615
         3,200                   COGNEX CORP *                                                           94,432
         4,500                   COOPERS INDS INC                                                       168,165
         8,000                   CTS CORP                                                               192,000
         3,100                   CUMMINS ENGINE INC                                                     128,340
         2,500                   CUNO INC *                                                              63,800
         2,300                   DONALDSON CO INC                                                        63,664
         6,200                   ENERGIZER HLDGS INC *                                                  147,684
         8,800                   FLOWSERVE CORP *                                                       249,040
        14,000                   GENERAL SEMICONDUCTOR INC *                                            161,560
         3,300                   HEXCEL CORP *                                                           30,624
         5,900                   HUBBELL INC CL B                                                       162,958
         5,000                   INTERTAN INC *                                                          70,100
         6,700                   INTERTAPE POLYMER GROUP INC                                             79,060
         9,000                   ITT INDS INC                                                           396,630
         2,400                   JLG INDS INC                                                            29,520
        16,600                   KEMET CORP *                                                           340,632
         4,289                   LECROY CORP *                                                           82,349
           700                   LENNAR CORP                                                             30,639
         4,400                   MASTEC INC *                                                            64,504
           900                   MILLIPORE CORP                                                          51,615
        11,900                   NAVISTAR INTL CORP *                                                   307,139
         7,000                   PACKAGING CORP OF AMERICA *                                             98,910
           300                   PITTSTON BRINK'S GROUP                                                   6,390
           800                   PLEXUS CORP *                                                           24,576
         3,100                   POWER-ONE INC *                                                         54,281
         2,000                   RAYONIER INC                                                            87,700
         9,800                   RAYOVAC CORP *                                                         203,840
        11,700                   SPECTRUM CONTROL INC *                                                  88,920
         2,600                   SPS TECHNOLOGIES INC *                                                 126,620
           900                   TENNANT CO                                                              38,772
         5,900                   TEREX CORP *                                                           115,640
         4,900                   TRIMBLE NAV LTD *                                                       80,507
         4,300                   TRINITY INDS                                                            83,850
        18,100                   U.S. INDS INC                                                           92,491
         9,100                   UNITED STATIONERS INC *                                                259,077
        21,400                   VIASYSTEMS GROUP INC *                                                  85,600
        49,200                   WABTEC                                                                 657,312
        55,400                   WALTER INDS INC                                                        626,574
         2,500                   WOODWARD GOVERNOR CO                                                   163,775
                                                                                                ---------------
                                 TOTAL CAPITAL GOODS                                                  8,839,954

                                 CONSUMER DURABLES 5.62%
         4,900                   ARVINMERITOR INC                                                        75,411
         9,200                   D R HORTON INC                                                         222,824
         5,600                   DEL WEBB *                                                             189,280

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         4,400                   DEPARTMENT 56 INC *                                                 $   38,500
        12,000                   EMMIS COMMUNICATIONS CORP *                                            306,240
        13,300                   ENTRAVISION COMMUNICATIONS CORP *                                      134,330
         3,200                   ETHAN ALLEN INTERIORS INC                                              113,600
        34,200                   EXIDE CORP                                                             328,320
           900                   G & K SERVICES INC CL A                                                 17,235
         2,800                   HARMAN INTL INDS INC                                                    88,900
         4,900                   HUGHES SUPPLY INC                                                       74,088
         2,300                   INGRAM MICRO INC CL A *                                                 33,304
         7,100                   INTER TEL INC                                                           70,219
         7,400                   INTERFACE FLOORING SYSTEMS                                              57,054
         6,500                   KB HOME                                                                196,430
         2,500                   KEY3 MEDIA GROUP *                                                      25,000
        10,500                   MAPICS INC *                                                            45,570
        11,900                   MONACO COACH CORP *                                                    230,265
         3,600                   OSHKOSH TRUCK CORP                                                     140,328
         2,200                   PULTE CORP                                                             102,916
        25,900                   RALCORP HLDGS INC *                                                    432,530
         1,900                   SALEM COMMUNICATIONS CORP CL A *                                        30,780
        21,500                   SITEL CORP *                                                            53,965
         5,300                   SUPERIOR INDS INTL INC                                                 213,325
        11,133                   TOWER AUTOMOTIVE INC *                                                 118,010
        10,000                   WINNEBAGO INDS INC                                                     182,500
         4,800                   YORK INTL CORP                                                         145,008
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              3,665,932

                                 CONSUMER NON-DURABLES 4.28%
         5,200                   ALBERTO CULVER CO CL A                                                 180,180
           800                   CONSTELLATION BRANDS INC *                                              52,200
        27,000                   DEL MONTE FOODS CO *                                                   224,100
         2,100                   FULLER H B CO                                                           86,814

         8,700                   FURNITURE BRANDS INTL INC *                                            197,229
        20,500                   HASBRO INC                                                             251,125
         9,600                   HORMEL FOODS CORP                                                      197,952
         4,100                   INTERSTATE BAKERIES CORP                                                57,523
         9,100                   INTL FLAVORS & FRAGRANCES INC                                          224,952
         3,100                   KELLWOOD CO                                                             66,185
        21,500                   MOORE CORP LTD                                                          88,365
         8,500                   PEPSI AMERICAS INC                                                     126,225
         3,600                   REYNOLDS & REYNOLDS INC CL A                                            74,376
         2,000                   ROBERT MONDAVI CORP CL A *                                              86,300
         2,200                   RPM INC OHIO                                                            20,988
        13,700                   RUSSELL CORP                                                           263,040
        10,600                   SENSIENT TECHNOLOGIES CORP                                             190,800
         1,900                   SHERWIN WILLIAMS CO                                                     39,862
           900                   SMITHFIELD FOODS INC *                                                  31,230
         1,400                   TUPPERWARE CORP                                                         30,828
        12,000                   VIAD CORP                                                              298,320
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          2,788,594

                                 CONSUMER SERVICES 15.01%
        17,900                   AARON RENTS INC                                                        307,880
         2,700                   ADVO INC *                                                              87,723
        11,100                   AIRGAS INC *                                                            99,345
           900                   ANNTAYLOR STORES CORP *                                                 24,525

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        11,400                   APAC TELESERVICES INC *                                        $        39,900
         3,900                   BOWNE & CO INC                                                          39,000
         6,500                   BURLINGTON COAT FACTORY WAREHOUSE                                      133,900
         2,800                   CACI INTL INC CL A *                                                    93,688
         2,400                   CENTRAL PARKING CORP                                                    42,744
         9,600                   CHARMING SHOPPES INC *                                                  58,656
         2,200                   CHICOS FAS INC *                                                        98,142
         6,400                   CLAIRES STORES INC                                                     121,920
        33,900                   CNA SURETY CORP                                                        462,735
         1,700                   CONSOLIDATED STORES CORP *                                              18,700
         9,600                   DYCOM INDS INC *                                                       157,728
         7,400                   EFUNDS CORP *                                                          144,300
         6,100                   EXTENDED STAY AMERICA INC *                                             96,685
         1,400                   FOOTSTAR INC *                                                          51,100
         1,200                   FORRESTER RESEARCH INC *                                                27,732
        14,300                   GARTNER GROUP INC CL A *                                               114,400
        52,700                   GARTNER GROUP INC CL B *                                               410,006
         4,800                   GROUP 1 AUTOMOTIVE INC *                                                88,800
         1,800                   HEARST ARGYLE TELEVISION INC *                                          41,400
         3,500                   HOUGHTON MIFFLIN CO                                                    159,285
         6,500                   IDEX CORP                                                              204,100
         1,600                   IHOP CORP *                                                             33,280
         5,500                   INTRAWEST CORP                                                         103,235
         8,800                   JACK IN THE BOX INC *                                                  232,936
         8,600                   JOHN H HARLAND CO                                                      186,792
         3,000                   K SWISS INC CL A                                                        71,280
         5,800                   LINENS `N THINGS INC *                                                 156,658
         5,300                   MARTHA STEWART LIVING OMNIMEDIA INC CL A *                              97,679
         7,500                   MENS WEARHOUSE INC *                                                   190,875
        10,500                   MICHAELS STORES INC *                                                  354,585
        18,300                   MSC INDUSTRIAL DIRECT CO CL A *                                        293,715
        14,800                   NATIONAL SVC INDS INC                                                  356,680
         7,900                   NCO GROUP INC *                                                        213,300
         2,900                   NEW ENGLAND BUSINESS SVC INC                                            53,650
        15,600                   O CHARLEYS INC *                                                       307,320
        21,100                   PAPA JOHN'S INTL INC *                                                 588,690
         1,600                   PENTON MEDIA INC                                                        31,520
         6,100                   PHILLIPS VAN HEUSEN CORP                                                91,500
         4,700                   PHOTRONICS INC *                                                       134,937
        19,600                   PIER 1 IMPORTS INC                                                     217,560
        53,800                   PLAYTEX PRODUCTS INC *                                                 505,720
        10,000                   POMEROY COMPUTER RES INC *                                             137,900
        40,000                   PRIMEDIA INC *                                                         297,200
         4,300                   R H DONNELLEY CORP *                                                   122,550
         3,300                   READERS DIGEST ASSN INC CL A NON VTG                                    91,245
        14,700                   RUBY TUESDAY INC                                                       280,035
           200                   SAKS INC COM *                                                           2,380
        11,600                   SCHOOL SPECIALTY INC *                                                 266,220
         3,900                   SCOTTS CO CL A *                                                       163,020
         3,100                   SERVICE MASTER CO                                                       33,883
        11,800                   SEVEN-ELEVEN INC *                                                     116,820
         6,900                   SHOE CARNIVAL INC *                                                     69,207
         7,100                   STATION CASINOS INC *                                                   99,826
         6,900                   SUPERVALUE INC                                                          94,323
         9,100                   THE FINISH LINE *                                                       72,345
         9,700                   UNITED RENTALS INC *                                                   194,194

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         1,800                   VAIL RESORTS INC *                                            $         36,900
         8,278                   VALUE CITY DEPT STORES INC *                                            67,714
         8,600                   VENATOR GROUP INC *                                                    113,864
         2,900                   VICORP RESTAURANTS INC *                                                73,457
         3,700                   WET SEAL INC *                                                         102,453
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                              9,781,842

                                 ENERGY 4.76%
         3,300                   ADVANCED ENERGY INDS INC *                                             114,543
         7,000                   CHILES OFFSHORE INC *                                                  172,900
        12,700                   COMSTOCK RESOURCES INC *                                               137,160
         6,300                   ENCORE ACQUISITION CO *                                                 91,035
         4,400                   HS RES INC *                                                           218,328
        24,700                   KEY ENERGY SERVICES INC *                                              325,299
         6,500                   MONTANA PWR CO                                                          80,990
         9,100                   NEWFIELD EXPLORATION CO *                                              327,600
        16,700                   PARKER DRILLING CO *                                                   104,375
        39,800                   PENNZOIL QUAKER ST CO                                                  565,558
        14,000                   PRIDE INTL INC *                                                       372,820
         7,000                   QUESTAR CORP                                                           225,190
         4,000                   STONE ENERGY CORP *                                                    198,800
         1,700                   TESORO PETROLEUM CORP *                                                 25,330
         3,100                   TIDEWATER INC                                                          145,297
                                                                                                ---------------
                                 TOTAL ENERGY                                                         3,105,225

                                 FINANCIAL SERVICES 12.81%
         2,400                   ALLMERICA FINL CORP                                                    121,200
         6,000                   AMERICAN CAP STRATEGIES LTD                                            159,000
         1,200                   AMERICAN FINL HLDGS INC                                                 24,713
        10,100                   AMERICAN HOME MTG HLDGS                                                101,000
         9,800                   AMERICAN PHYSICIANS CAP INC *                                          186,200
         3,800                   AMERICREDIT CORP *                                                     176,168
         3,300                   ASTORIA FINL CORP                                                      190,938
        12,900                   BANC WEST CORP                                                         321,855
         2,900                   BANCORPSOUTH INC                                                        42,891
         4,700                   BANNER CORP                                                             81,075
         2,000                   BROOKLINE BANCORP INC COM                                               25,900
         2,100                   COMMERCE BANCORP INC                                                   144,900
         2,900                   COMMUNITY BK SYS INC                                                    77,285
         7,900                   COMMUNITY FIRST BANKSHARES INC                                         165,979
         3,500                   CULLEN FROST BANKERS INC                                               112,000
         7,800                   DELPHI FINL GROUP INC CL A                                             247,806
        11,000                   DIME BANCORP INC                                                       366,850
         1,100                   DOWNEY FINL CORP                                                        47,344
         7,700                   EAST WEST BANCORP INC                                                  159,852
         1,000                   FIDELITY NATIONAL FINL                                                  23,410
         3,150                   FIRST FINANCIAL BANCORP                                                 48,415
         2,200                   FIRST SOURCE CORP                                                       42,680
         5,600                   FIRSTFED FINL CORP *                                                   168,000
         1,000                   GBC BANCORP                                                             24,850
         3,600                   HARLEYSVILLE GROUP INC                                                  97,092
        13,500                   HCC INS HLDGS INC                                                      380,700
        16,300                   HELLER FINL INC CL A                                                   520,133
         2,000                   HILB ROGAL & HAMILTON CO                                                78,800

                  See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         8,100                   HUDSON UTD BANCORP                                            $        192,456
         2,100                   IPC HLDGS LTD *                                                         48,153
         2,400                   LIBERTY CORP                                                            85,920
         5,500                   LOCAL FINL CORP *                                                       67,375
         3,200                   MAF BANCORP INC                                                         86,240
         5,300                   METRIS COS INC                                                         159,000
         1,400                   MONY GROUP INC                                                          49,224
           500                   OLD NATIONAL BANCORP IND                                                12,290
        20,900                   OLD REPUBLIC INTL CORP                                                 603,801
         2,300                   PARTNERRE LTD                                                          112,769
         3,300                   PEOPLES BANK                                                            74,382
         1,900                   RADIAN GROUP INC                                                       147,250
         8,100                   RAYMOND JAMES FINL INC                                                 245,835
         4,800                   REINSURANCE GROUP AMER INC                                             161,760
         5,600                   ROSLYN BANCORP INC                                                     142,856
         7,500                   SELECTIVE INSURANCE GROUP                                              184,875
         4,400                   SOUTHWEST SECURITIES GROUP                                              97,460
         8,900                   STANCORP FINL GROUP INC                                                406,997
         3,300                   STERLING FINL CORP/SPOKANE *                                            42,900
         7,400                   SUSQUEHANNA BANCSHARES INC                                             133,866
        10,300                   TRENWICK GROUP LTD                                                     206,000
         6,100                   TUCKER ANTHONY SUTRO                                                   126,758
         1,300                   UMB FINANCIAL CORP                                                      48,035
         9,760                   WASHINGTON FEDERAL INC                                                 248,978
        13,400                   WAYPOINT FINL CORP                                                     137,484
         4,300                   WEBSTER FINL CORP                                                      136,998
         4,300                   WILMINGTON TR CORP                                                     248,540
                                                                                                ---------------
                                 TOTAL FINANCIAL SERVICES                                             8,345,238

                                 HEALTH CARE 4.83%
        10,900                   ALPHARMA INC CL A                                                      246,558
        12,500                   AMERIPATH INC *                                                        312,000
        13,600                   CAREMARK RX *                                                          215,560
         5,300                   CONMED CORP *                                                          114,427
         3,600                   COOPER COS INC                                                         159,840
         9,500                   EDWARDS LIFE SCIENCES CORP *                                           205,675
         9,100                   ESC MEDICAL SYSTEMS LTD *                                              247,975
         3,700                   GENZYME CORP BIOSURGERY *                                               17,575
         1,600                   HEALTH NET INC *                                                        34,480
        12,700                   HEALTHSOUTH CORP *                                                     178,435
        11,200                   HUMANA INC *                                                           110,656
         5,900                   IDEXX LABORATORIES INC *                                               159,949
         3,600                   INAMED CORP *                                                           75,492
         9,200                   INVACARE CORP                                                          324,760
         3,400                   MEDICIS PHARMACEUTICAL CL A *                                          168,980
        10,200                   OWENS & MINOR INC                                                      198,492
         3,500                   POLYMEDICA INDS INC *                                                   95,060
         9,400                   QUINTILES TRANSNATIONAL CORP *                                         193,170
         8,700                   SOLA INTL INC *                                                         86,913
                                                                                                ---------------
                                 TOTAL HEALTH CARE                                                    3,145,997

                                 REAL ESTATE (PUBLICLY TRADED) 7.55%
         8,900                   AMB PPTYS CORP                                                         221,610
        14,000                   ANNALY MORTGAGE MANAGEMENT INC                                         161,280

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        19,300                   BRANDYWINE REALTY TRUST                                            $   380,596
         8,200                   CABOT INDUSTRIAL TRUST                                                 159,654
        14,700                   CAMDEN PPTY TR SHS BEN INT                                             489,510
         8,000                   CHELSEA PPTY GROUP INC                                                 350,000
        11,200                   DEVELOPERS DIVERSIFIED REALTY CORP                                     169,344
         6,500                   FELCOR LODGING TRUST                                                   142,935
         8,400                   FIRST INDUSTRIAL REALTY TRUST                                          258,300
         4,100                   FRANCHISE FIN CORP AMER                                                103,115
         5,400                   GABLES RESIDENTIAL TRUST                                               155,520
         6,100                   HEALTH CARE PPTY INVS INC                                              220,210
         3,000                   HEALTH CARE REIT INC                                                    70,050
        11,600                   HEALTHCARE REALTY TRUST INC                                            278,400
         8,600                   HOSPITALITY PPTYS TRUST                                                226,610
         6,300                   INDYMAC MTG HLDGS INC *                                                144,270
         7,300                   JONES LANG LASALLE INC *                                                93,440
         8,500                   MERISTAR HOSPITALITY CORP                                              170,850
        10,600                   NEW PLAN EXCEL REALTY TRUST                                            166,950
        13,100                   POST PPTYS INC                                                         482,866
         6,900                   PRENTISS PPTYS TRUST                                                   174,915
         3,300                   RECKSON ASSOC REALTY CORP                                               77,583
         9,100                   SUMMIT PPTYS INC                                                       219,128
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                  4,917,136

                                 TECHNOLOGY 8.13%
        18,000                   ADAPTEC INC *                                                          202,320
         3,100                   AEROFLEX INC *                                                          46,221
         5,000                   ALLIANCE SEMICONDUCTOR CORP *                                           72,050
           800                   ALLIANT TECH SYSTEMS INC *                                              75,360
         2,000                   ALPHA INDS INC *                                                        49,140
        25,000                   AMERICAN POWER CONVERSION CORP *                                       353,750
         3,100                   ANDREW CORP *                                                           54,312
         3,700                   ASE TEST LTD *                                                          51,430
         2,900                   AVAYA INC. *                                                            42,891
         9,200                   AVID TECHNOLOGY INC *                                                  159,620
         6,000                   CABLETRON SYS INC *                                                     94,080
         3,400                   CDI CORP *                                                              50,150
         4,700                   CELERITEK INC *                                                         60,818
         7,100                   CIRRUS LOGIC INC *                                                     115,446
           800                   COMMONWEALTH TELEPHONE ENTERPRISES INC *                                27,072
        17,000                   COMPUWARE CORP *                                                       174,760
        11,400                   DIEBOLD INC                                                            371,526
        33,900                   EARTHLINK INC *                                                        370,866
         6,000                   ESS TECHNOLOGY INC *                                                    41,340
        11,200                   FAIRCHILD SEMICONDUCTOR INTL CL A *                                    202,720
         3,800                   FILENET CORP *                                                          53,200
         7,200                   FOUNDRY NETWORKS INC *                                                 106,920
         3,300                   HARRIS CORP                                                             94,875
         4,700                   HYPERION SOLUTIONS CORP *                                               79,007
        13,700                   INFOCUS CORP *                                                         267,287
        48,000                   INFORMIX CORP *                                                        240,000
         6,200                   KEYNOTE SYSTEMS INC *                                                   72,168
         1,800                   LITTELFUSE INC *                                                        48,240
         4,600                   MULTEX.COM *                                                            73,600
         6,500                   NATIONAL DATA CORP                                                     186,225
        10,200                   NATURAL MICROSYSTEMS CORP *                                             78,030

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         2,000                   PEGASUS SYSTEMS INC *                                                $  19,800
         7,000                   PEROT SYSTEMS CORP CL A *                                               75,040
        15,900                   PINNACLE SYS INC *                                                     168,858
         6,700                   PIONEER STANDARD ELECTRS INC                                            80,400
         4,400                   PROGRESS SOFTWARE CORP *                                                62,260
         8,000                   RADISYS CORP *                                                         168,800
         3,700                   SAWTEK INC *                                                            91,020
         6,300                   SENSORMATIC ELECTRONICS CORP *                                          91,350
        21,200                   SILICON STORAGE TECHNOLOGY INC *                                       210,728
         1,814                   STRATOS LIGHTWAVE INC *                                                 14,490
         2,900                   SYBASE INC *                                                            45,675
         1,200                   SYMANTEC CORP *                                                         77,772
         1,100                   TECH DATA CORP *                                                        38,346
           300                   TELEDYNE TECHNOLOGIES INC *                                              3,945
         9,700                   UNISYS CORP *                                                          116,788
        17,200                   VIGNETTE CORP *                                                        115,240
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                     5,295,936

                                 TRANSPORTATION 2.76%
         7,700                   AIRBORNE INC                                                            70,532
         1,600                   ALEXANDER & BALDWIN INC                                                 36,112
           700                   ATLAS AIR INC *                                                         17,780
         3,300                   LANDSTAR SYS INC *                                                     215,490
         2,900                   MIDWEST EXPRESS HLDGS INC *                                             44,921
         5,000                   NORTHWEST AIRLS CORP CL A *                                            124,950
        10,000                   POLARIS INDS PARTNERS INC                                              387,000
        14,000                   RYDER SYS INC                                                          278,460

         1,500                   SEACOR SMIT INC *                                                       68,700

         1,000                   STOLT-NIELSEN                                                           17,000
         4,900                   TRICO MARINE SVCS INC *                                                 70,952
         1,500                   US FREIGHTWAYS CORP                                                     39,315
        15,800                   WERNER ENTERPRISES INC                                                 314,420
         6,100                   YELLOW CORP *                                                          111,203
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 1,796,835

                                 UTILITIES 6.37%
         8,300                   AGL RES INC                                                            189,655
         5,500                   ALLETE                                                                 134,035
         2,500                   AMERICAN STS WTR CO                                                     82,250
         6,500                   ATMOS ENERGY CORP                                                      147,355
         2,200                   CH ENERGY GROUP INC                                                     96,910
         4,400                   CLECO CORP                                                             198,000
        16,700                   CONECTIV INC                                                           372,410
           700                   ELECTRIC-INTEGRATED                                                     34,265
         7,800                   HAWAIIAN ELEC INDS INC                                                 290,004
        12,000                   IDACORP INC                                                            462,000
        11,600                   KANSAS CITY PWR & LT CO                                                302,760
         2,700                   NEW JERSEY RES CORP                                                    116,883
        18,100                   OGE ENERGY CORP                                                        399,105
         1,400                   PIEDMONT NAT GAS INC                                                    49,770
         6,700                   PUBLIC SERVICE CO NEW MEXICO                                           242,071
         7,200                   R G S ENERGY GROUP INC                                                 267,840
         2,800                   SEITEL INC *                                                            54,628
         8,400                   SIERRA PAC RES                                                         134,484

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         2,400                   UGI CORP                                                  $             63,480
         2,400                   UNISOURCE ENERGY CORP                                                   55,704
         3,400                   UTILICORP UNITED INC                                                   120,020
         8,500                   WGL HOLDINGS INC                                                       243,100
         2,900                   WPS RES CORP                                                            95,729
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      4,152,458
                                                                                                ---------------
TOTAL COMMON STOCK (COST $58,508,226)                                                                60,925,170

TOTAL INVESTMENTS AT VALUE 93.50% (COST $58,508,226)                                                 60,925,170

OTHER ASSETS IN EXCESS OF LIABILITIES 6.50%                                                           4,233,411

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    65,158,581
                                                                                                ===============

--------------------------------
*  Non-income producing security

              See Accompanying Notes to these Financial Statements.

                          COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK 93.51%
                                 AUSTRALIA 3.14%
        16,821                   AMCOR LTD                                                     $         52,299
        49,000                   AUSTRALIAN & NEW ZEALAND BANK GROUP                                    349,904
        12,000                   BRITISH AMERICAN TOBACCO AUS                                           107,954
        66,000                   BROKEN HILL PROP                                                       723,937
        18,000                   DAVID JONES LTD                                                          9,725
        15,800                   FOODLAND ASSOC LTD                                                      68,936
       124,297                   FOSTERS BREWING GRP LTD                                                312,336
        19,000                   JOHN FAIRFAX HLDGS                                                      38,931
       253,600                   M.I.M. HLDGS LTD                                                       168,038
        14,000                   NATIONAL AUSTRALIA BANK LTD                                            214,788
        40,000                   NEWCREST MINING LTD                                                     72,989
         6,432                   NEWS CORP LTD                                                           61,063
        90,900                   OIL SEARCH LTD*                                                         63,011
        40,100                   OROGEN MINERALS                                                         22,483
       150,000                   PASMINCO LTD *                                                          34,099
       135,300                   QANTAS AIRWAYS LTD                                                     185,509
        13,000                   TABCORP HLDGS LTD                                                       62,352
        64,300                   WESTERN MNG CORP HLDG LTD                                              308,401
        28,000                   WESTPAC BANKING CORP                                                   186,673
        13,500                   WOOLWORTHS LTD                                                          61,791
                                                                                                ---------------
                                 TOTAL AUSTRALIA                                                      3,105,219

                                 AUSTRIA 0.10%
           430                   AUSTRIA TABAK                                                           27,948
           600                   BBAG OEST BRAU-BETEILIGUNGS AG                                          22,881
           650                   ERSTE BANKS                                                             35,448
           450                   FLUGHAFEN WIEN AG                                                       15,623
                                                                                                ---------------
                                 TOTAL AUSTRIA                                                          101,900

                                 BELGIUM 0.84%
           550                   ALMANIJ ALGEM MAATSCH VOOR NIJV                                         20,174
           600                   DEXIA *                                                                 94,774
         2,205                   DEXIA (EX-DEXIA BEL NPV)                                               347,905
           500                   ELECTRABEL                                                             109,478
         2,500                   FORTIS B                                                                64,373
           100                   G.I.B. HLDGS                                                             3,925
         2,305                   GROUPE BRUXELLES LAMBERT SA                                            120,750
           500                   SOLVAY                                                                  25,749
         1,200                   UCB SA                                                                  39,423
                                                                                                ---------------
                                 TOTAL BELGIUM                                                          826,551

                                 BRAZIL 0.23%
         3,200                   TELE NORTE LESTE PARTICIPACOES SA SPON ADR PFD                          55,936
         4,700                   UNIBANCO-UNIAO DE BANCOS BRASILEIROS SA GDR                            113,035
         4,100                   VOTORANTIM CELULOSE E PAPEL SPON ADR                                    56,990
                                                                                                ---------------
                                 TOTAL BRAZIL                                                           225,961

                                 CANADA 0.92%
         5,400                   AIR CANADA *                                                            31,281
         1,926                   BALLARD POWER SYSTEMS INC NPV *                                        102,543
         8,000                   FREEPORT MCMORAN COPPER CL B *                                         113,280
         3,000                   INCO LTD *                                                              54,732
         2,000                   NEXEN INC                                                               47,058
         5,000                   NORSKE SKOG CANADA LTD *                                                59,652
        18,000                   PLACER DOEM INC                                                        181,476
         4,000                   ROTHMANS INC                                                            59,229

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         7,000                   TECK CORP CL B                                                   $      70,437
        17,000                   TEMBEC INC *                                                           142,183
         3,000                   TRIZEC HAHN CORP SUB VTG                                                46,589
                                                                                                ---------------
                                 TOTAL CANADA                                                           908,460

                                 DENMARK 0.62%
        16,085                   NOVO NORDISK A/S-B                                                     611,939
                                                                                                ---------------
                                 TOTAL DENMARK                                                          611,939

                                 FINLAND 2.41%
         5,500                   HARTWALL OYJ ABP                                                        86,925
        13,000                   M-REAL OYJ CL B                                                         97,536
        19,400                   METSO OYJ                                                              196,368
        47,100                   NOKIA CORP SPON ADR                                                  1,610,349
         7,900                   NOKIA OYJ                                                              261,637
         4,000                   UPM-KYMMENE OY                                                         125,549
                                                                                                ---------------
                                 TOTAL FINLAND                                                        2,378,364

                                 FRANCE 6.96%
           700                   ACCOR SA                                                                29,771
        11,324                   AVENTIS SA                                                             877,765
           500                   AXA COMPANY                                                             59,045
         5,226                   BANQUE NATIONAL DE PARIS                                               464,945
         1,500                   BIC                                                                     57,509
        17,500                   BOUYGUES                                                               749,254
         1,700                   C.G.I.P.                                                                73,962
         1,700                   CARREFOUR SUPERMARCHE                                                   98,188
           600                   CASINO (ETABL ECON)                                                     53,807
           800                   CIE DE ST-GOBAIN                                                       120,754
           350                   CLUB MEDITERRANEE                                                       22,686
         2,650                   GROUPE DANONE                                                          344,705
           300                   IMERYS SA                                                               31,565
           300                   LAFARGE SA                                                              28,848
         5,685                   LAGARDERE SCA                                                          330,625
         4,000                   LVMH MOET-HENNESSY LOUIS VUITTON                                       247,191
         7,700                   MICHELIN CIE GLE DES ETABL                                             255,766
        22,295                   ORANGE SA *                                                            235,173
           750                   PECHINEY CL A                                                           39,489
           500                   PEUGEOT SA                                                             142,907
        14,000                   SANOFI-SYNTHELABO                                                      840,309
         1,300                   SCHNEIDER SA                                                            88,821
         1,000                   SOPHIA (EX-SFI)                                                         28,901
         8,500                   ST MICROELECTRONICS NV (NEW YORK SHARES)                               343,825
         2,100                   SUEZ LYONNAISE DES EAUX                                                310,641
           350                   TECHNIP SA                                                              54,539
        12,000                   TELEVISION FRANCAISE                                                   503,972
         2,250                   TOTAL FINA ELF                                                         335,626
         1,665                   VIVENDI UNIVERSAL                                                      115,385
                                                                                                ---------------
                                 TOTAL FRANCE                                                         6,885,974

                                 GERMANY 8.42%
         4,000                   ADIDAS-SALOMON AG                                                      242,894
         1,200                   AIXTRON AG                                                             105,493
         4,894                   BAYER AG                                                               206,406
         9,200                   BILFINGER & BERGER BAU AG                                              147,853
         4,000                   BRAU UND BRUNNEN *                                                      78,135
        12,400                   CONTINENTAL AG                                                         178,361

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        13,000                   DAIMLER CHRYSLER AG                                          $         651,470
         4,900                   DEUTSCHE BK AG                                                         400,265
         5,000                   DEUTSCHE LUFTHANSA AG                                                   95,893
        23,381                   DEUTSCHE TELEKOM AG REGD                                               606,192
        26,210                   DRESDNER BANK AG REGD                                                1,194,312
         2,600                   E.ON AG                                                                131,010
         4,500                   EPCOS AG                                                               290,317
         2,924                   ERGO VERSICHERUNGSGRUPPE AG                                            423,314
         3,300                   FAG KUGELFISCHER GEORG SCHAE                                            22,708
        13,200                   INFINEON TECHNOLOGIES AG                                               574,294
         8,100                   K&S AG                                                                 146,357
         3,000                   KOLNISCHE RUECKVERSICHERUNGS                                           202,441
        11,308                   MERCK KGAA NPV                                                         395,591
        12,500                   METRO AG                                                               572,695
         5,000                   MG TECHNOLOGIES AG                                                      55,494
        10,000                   RHEINMETAL AG                                                           96,781
         4,000                   RWE AG                                                                 156,270
           376                   SAP AG                                                                  59,592
         3,019                   SAP AG VORZUG                                                          481,162
         4,100                   SIEMENS AG                                                             302,953
         5,300                   STINNES                                                                122,353
         6,000                   SUEDZUCKER ORD                                                          78,579
         6,000                   VILLEROY & BOCH AG                                                      63,929
         7,900                   VOLKSWAGEN AG                                                          241,226
                                                                                                ---------------
                                 TOTAL GERMANY                                                        8,324,340

                                 HONG KONG 4.99%
       120,000                   AMOY PPTYS                                                             124,625
        98,000                   BEIJING ENTERPRISES                                                     95,495
        89,000                   CHEUNG KONG HLDGS                                                      992,769
       131,500                   CHINA MOBILE *                                                         645,748
       115,200                   DAIRY FARM INTL HLDGS *                                                 57,600
        10,000                   HENDERSON LAND DEVELOPMENT CO                                           45,901
       149,600                   HKR INTERNATIONAL                                                       59,940
        70,000                   HONG KONG ELECTRIC HLDGS                                               238,736
       217,000                   HONG KONG LAND HLDG                                                    436,170
        48,000                   HUTCHISON WHAMPOA LTD                                                  518,501
        70,000                   HYSAN DEVELOPMENT                                                       96,033
       101,000                   JOHNSON ELECTRIC HLDGS                                                 189,713
        72,000                   LI & FUNG                                                              136,626
       100,000                   LIU CHONG HING BANK                                                    125,651
        58,000                   MTR CORP *                                                             100,020
       184,000                   NEW WORLD DEVELOPMENT CO                                               228,838
       370,000                   PACIFIC CENTURY CYBERWORKS *                                           128,087
        40,000                   SHANGHAI INDUSTRIAL HLDG LTD                                            65,902
        26,000                   SOUTH CHINA MORNING POST HLDGS                                          16,668
        11,000                   SUN HUNG KAI PPTYS                                                     102,251
       150,000                   SWIRE PACIFIC LTD B ORDINARY                                           114,432
        36,000                   SWIRE PACIFIC LTD CL A                                                 198,477
        19,000                   TELEVISION BROADCASTS LTD                                               95,982
       150,000                   WHEELOCK & CO LTD                                                      120,202
                                                                                                ---------------
                                 TOTAL HONG KONG                                                      4,934,367

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 INDIA 0.23%
         8,000                   GAS AUTH OF INDIA LTD SPON GDR 144A **                         $        54,000
         7,500                   ICICI LTD SPON ADR                                                      89,250
         6,000                   VIDESH SANCHAR NIGAM LTD GDR REG S                                      81,000
                                                                                                ---------------
                                 TOTAL INDIA                                                            224,250

                                 IRELAND 1.10%
        34,000                   ALLIED IRISH BANKS PLC                                                 374,339
        25,000                   CRH PLC                                                                421,309
         5,397                   ELAN PLC SPON ADR *                                                    270,660
         1,900                   IRISH PERMANENT PLC                                                     20,919
                                                                                                ---------------
                                 TOTAL IRELAND                                                        1,087,227

                                 ITALY 4.61%
        43,200                   ASSICURAZIONI GENERALI                                               1,396,205
         6,400                   BANCA TOSCANA SPA                                                       25,515
         7,000                   EDISON SPA                                                              67,685
        32,000                   ENEL SPA                                                               104,559
           900                   ENI S P A SPONS ADR                                                     61,965
       184,846                   ENI SPA                                                              1,267,043
         1,500                   FIAT SPA                                                                34,628
         2,200                   FIAT SPA PRIV *                                                         31,899
           800                   IFI (ISTIT FIN) PRIV                                                    24,932
         6,200                   INTESABCI SPA                                                           23,286
        13,000                   ITALGAS (SOC ITAL)                                                     120,737
       218,000                   OLIVETTI SPA                                                           488,745
         5,200                   RAS SPA                                                                 68,564
         1,700                   SAN PAOLO-IMI SPA                                                       23,774
         6,000                   TELECOM ITALIA MOBILE DI RISP                                           22,855
        59,430                   TELECOM ITALIA SPA                                                     661,182
        10,700                   TELECOM ITALIA SPA DI RISP                                              66,789
        14,000                   UNICREDITO ITALIAN                                                      66,131
                                                                                                ---------------
                                 TOTAL ITALY                                                          4,556,494

                                 JAPAN 24.63%
         7,800                   ADVANTEST                                                              894,079
         3,300                   AIFUL CORP                                                             306,722
            40                   ALPHA SYSTEMS INC                                                        2,682
        12,000                   ANRITSU CORP                                                           192,105
         4,400                   ARISAWA MFG CO                                                          91,474
        21,000                   ASAHI BK                                                                58,437
         2,000                   BANDAI CO                                                               68,274
        10,000                   BANK OF FUKUOKA LTD                                                     43,359
           120                   BELLSYSTEM 24 INC                                                       46,546
         7,000                   CANON INC                                                              274,632
            17                   CENTRAL JAPAN RAILWAY                                                  106,852
        11,500                   CHUBU ELECTRIC PWR                                                     208,381
        17,000                   CHUGAI PHARMACEUTICAL                                                  252,346
         3,000                   CIRCLE K JAPAN CO                                                       87,607
         5,000                   DAIICHI PHARMACEUTICAL                                                 108,801
         6,000                   DAIKIN INDS LTD                                                        102,168
        10,000                   DAIMARU INC                                                             48,536
        34,000                   DAIWA SECS GROUP                                                       385,051
         1,300                   FANUC CO                                                                72,666
         2,000                   FUJI HEAVY INDS                                                         14,545
         3,000                   FUJI PHOTO FILM LTD                                                    120,854
            50                   FUJI TELEVISION NETWORK INC                                            362,401

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                         CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        13,000                   FURUKAWA ELECTRIC CO                                         $         155,112
         2,000                   HITACHI CREDIT                                                          45,947
        26,000                   HITACHI LTD                                                            251,966
        16,000                   HONDA MOTOR CO                                                         643,262
         5,000                   HOSIDEN CORP                                                           128,620
         4,000                   HOYA CORP                                                              262,093
         3,000                   INAX                                                                    19,317
        52,000                   JAPAN AIRLINES                                                         206,116
         3,000                   JAPAN AIRPORT TERMINAL CO                                               33,198
        22,000                   JUSCO CO                                                               549,911
         6,000                   KAO CORP                                                               152,403
         1,500                   KEYENCE CORP                                                           326,403
         4,000                   KIRIN BEVERAGE CORP                                                     80,731
        11,000                   KONICA CORP                                                             75,279
         2,400                   KYOCERA CORP                                                           229,283
         4,300                   MABUCHI MOTOR CORP                                                     430,974
        17,000                   MATSUSHITA ELEC INDL CO                                                194,588
         9,000                   MINEBEA CO                                                              70,620
        43,000                   MITSUBISHI CORP                                                        323,491
         7,000                   MITSUBISHI ELECTRIC CORP                                                41,903
        14,000                   MITSUBISHI ESTATE CO LTD                                               141,450
        72,000                   MITSUBISHI HEAVY IND                                                   294,127
         8,000                   MITSUBISHI RAYON CO                                                     26,339
        15,000                   MITSUI & CO                                                             85,666
         9,000                   MITSUI CHEMICALS                                                        45,502
        29,000                   MITSUI FUDOSAN                                                         287,373
        73,000                   MITSUI MARINE & FIRE INSURANCE                                         408,049
         5,000                   MITSUI MINING & SMELTING                                                29,324
         7,512                   MITSUKOSHI                                                              34,759
            41                   MIZUHO HLDGS INC                                                       252,394
         7,500                   MURATA MANUFACTURING CO LTD                                            630,359
        66,000                   NEC CORP                                                             1,203,931
         1,000                   NGK SPARK PLUG                                                          13,202
        32,000                   NIKKO SECURITIES                                                       271,801
         6,700                   NINTENDO CO                                                          1,078,547
         5,000                   NIPPON MEAT PACKERS INC                                                 55,978
        10,000                   NIPPON MITSUBISHI OIL CORP                                              58,162
            34                   NIPPON TEL & TEL CORP                                                  215,904
        75,000                   NISSAN MOTOR CO                                                        513,873
         3,000                   NISSIN FOOD PRODUCTS                                                    65,523
        26,000                   NOMURA SECURITIES CO LTD                                               548,940
         6,000                   NSK LTD                                                                 28,345
            80                   NTT MOBILE COMMUNICATIONS NETWORK INC                                1,643,747
        12,000                   OBAYASHI CORP                                                           62,126
         4,000                   OKI ELEC INDS CO                                                        19,738
         8,000                   OLYMPUS OPTICAL                                                        121,663
         3,000                   PIONEER CORP                                                            89,549
         2,500                   PROMISE CO LTD                                                         204,255
        18,000                   RICOH CORP LTD                                                         337,081
         3,300                   ROHM CO                                                                581,945
        15,000                   SEKISUI CHEMICAL                                                        57,394
        21,000                   SEKISUI HOUSE                                                          180,578
         2,000                   SEVEN ELEVEN JAPAN LTD                                                  97,233
         3,000                   SHIMACHU CO                                                             43,682
         8,000                   SHIN-ETSU CHEMICALS CO                                                 320,984
        26,000                   SHIONOGI & CO                                                          457,450

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
         1,000                   SMC CORP                                                          $    118,508
        19,300                   SONY CORP                                                            1,442,582
         4,000                   SUMITOMO BAKELITE CO                                                    37,534
        13,000                   SUMITOMO CHEMICAL                                                       69,406
        24,000                   SUMITOMO MITSUI BANKING CORP                                           224,041
         7,000                   SUMITOMO TRUST & BKG CO                                                 47,508
        17,000                   SUZUKI MOTOR CORP                                                      215,904
        12,000                   TAIYO YUDEN CO                                                         334,897
         3,000                   TAKEDA CHEMICAL INDS                                                   144,637
         6,000                   TANABE SEIYAKU CO                                                       53,292
         3,800                   TDK CORP                                                               220,709
         2,500                   TERUMO CORP                                                             50,154
         8,000                   TODA CONSTRUCTION CO                                                    38,182
        20,000                   TOKYO GAS                                                               56,140
         5,000                   TOKYO SEIMITSU                                                         325,595
        53,000                   TOKYU CORP                                                             304,401
         4,000                   TOPPAN PRINTING CO                                                      38,343
        80,000                   TORAY INDS INC                                                         359,165
        17,000                   TOSHIBA CORP                                                           111,527
        16,000                   TOSTEM CORP                                                            253,551
         3,500                   TOYOTA MOTOR CORP                                                      116,365
            76                   UFJ HLDGS *                                                            543,813
         1,000                   USHIO ELECTRIC                                                          15,540
            12                   WEST JAPAN RAILWAY CO                                                   57,758
         8,000                   YAMAHA CORP                                                             81,217
        11,000                   YAMANOUCHI PHARMACEUTICAL CO                                           304,320
         7,000                   YAMATO TRANSPORT CO LTD                                                149,490
         6,000                   YOKOGAWA ELECTRIC                                                       61,155
                                                                                                ---------------
                                 TOTAL JAPAN                                                         24,352,442

                                 MEXICO 0.73%
         9,000                   AMERICA MOVIL SA DE CV *                                               165,600
        40,000                   CONTROLADORA COMMERCL MEXICANA CL B & C *                               30,234
         5,000                   GRUPO AEROPORTUARIO SUR ADR *                                           90,750
        12,500                   TELEFONOS DE MEXICO SA SPON ADR CL L                                   432,500
                                                                                                ---------------
                                 TOTAL MEXICO                                                           719,084

                                 NETHERLANDS 4.72%
        15,000                   ABN AMRO HLDGS NV                                                      302,330
        30,500                   AEGON NV                                                             1,018,244
         1,900                   AKZO NOBEL NV                                                           79,205
         8,322                   ASM LITHOGRAPHY HLDGS NV *                                             220,195
         1,800                   FORTIS AMEV NV                                                          46,764
        13,000                   HEINEKEN NV                                                            674,671
         2,900                   ING GROEP NV CVA                                                       198,191
        32,614                   KON KPN NV                                                             399,041
         2,400                   KONINKLIJKE AHOLD NV                                                    74,584
         3,600                   LAURUS NV                                                               18,859
        25,264                   PHILIPS ELECTRONICS KON                                                742,720
         7,515                   QIAGEN NV                                                              200,377
         3,500                   ROYAL DUTCH PETROLEUM CO                                               209,456
         1,500                   TNT POST GROEP NV                                                       35,361
         1,500                   UNILEVER NV                                                             84,972
         5,700                   VENDEX INTL                                                             80,976
         5,100                   VNU NV                                                                 212,150
         1,500                   VOPAK (KONINKLIJKE)                                                     36,826
           700                   WERELDHAVE NV                                                           32,724
                                                                                                ---------------
                                 TOTAL NETHERLANDS                                                    4,667,646

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 NEW ZEALAND 0.30%
       116,000                   AIR NEW ZEALAND LTD B                                          $        72,306
        68,000                   CARTER HOLT HARVEY LTD                                                  51,369
        34,500                   FLETCHER BUILDING LTD                                                   33,468
        50,000                   TELECOM CORP OF NEW ZEALAND                                            134,779
                                                                                                ---------------
                                 TOTAL NEW ZEALAND                                                      291,922

                                 NORWAY 0.63%
         8,000                   NORSK HYDRO ASA                                                        349,118
        17,300                   PETROLEUM GEO SERVICES ASA *                                           179,709
         6,000                   PROSAFE ASA *                                                           94,315
                                                                                                ---------------
                                 TOTAL NORWAY                                                           623,142

                                 PORTUGAL 0.26%
        30,000                   ELECTRICIDADE DE PORTUGAL SA                                            81,509
        18,500                   PORTUGAL TELECOM SA                                                    179,702
                                                                                                ---------------
                                 TOTAL PORTUGAL                                                         261,211

                                 SINGAPORE 0.76%
       150,000                   ALLGREEN PPTYS                                                          79,879
        64,000                   JARDINE STRATEGIC HLDGS LTD                                            198,400
        21,000                   SINGAPORE AIRLINES SINGAPORE                                           167,170
        40,000                   SINGAPORE LAND                                                          73,785
       120,000                   SMART CORP LTD                                                          57,645
        27,000                   UNITED OVERSEAS BANK                                                   179,358
                                                                                                ---------------
                                 TOTAL SINGAPORE                                                        756,237

                                 SOUTH AFRICA 0.45%
        30,000                   GOLD FIELDS                                                            130,784
        34,500                   HARMONY GOLD MINING LTD ADR                                            169,496
        15,000                   LIBERTY GROUP LTD                                                       97,948
       250,000                   MARRIOTT PPPTY FUND                                                     50,062
                                                                                                ---------------
                                 TOTAL SOUTH AFRICA                                                     448,290

                                 SOUTH KOREA 1.48%
        10,000                   KOREA ELEC PWR CORP SPON ADR                                            94,300
         2,700                   KOREA TELECOM SPON ADR                                                  74,601
        20,000                   SAMSUNG CO                                                              94,769
        13,588                   SAMSUNG ELECTRONICS GDR                                              1,202,878
                                                                                                ---------------
                                 TOTAL SOUTH KOREA                                                    1,466,548

                                 SPAIN 2.45%
         2,000                   ALTADIS SA CL A                                                         24,861
        27,000                   BANCO BILBAO VIZCAYA ARGENTARIA SA                                     384,052
           500                   BANCO POPULAR ESPANOL                                                   17,865
        26,672                   BANCO SANTANDER CENTRAL HISPANO                                        265,239
         5,000                   ENDESA SA                                                               84,306
         1,000                   GAS NATURAL SDG SA                                                      17,403
         4,000                   IBERDROLA SA                                                            59,063
         3,000                   RED ELECTRICA DE ESPANA                                                 27,676
         6,000                   REPSOL SA                                                              111,343
        83,088                   TELEFONICA SA *                                                      1,407,605
         1,500                   UNION ELECTRICA FENOSA                                                  28,382
                                                                                                ---------------
                                 TOTAL SPAIN                                                          2,427,795

                                 SWEDEN 0.97%
         6,400                   ASSA ABLOY AB CL B                                                     111,367
         8,900                   AUTOLIV INC                                                            177,861
        50,000                   ERICSSON (L.M.) TELEFONAKTIEBOLAGET SER B                              321,700

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        22,600                   FORENINGSSPARBANKEN A                                        $         267,684
         4,400                   GETINGE B SHS                                                           72,061
           488                   GETINGE INDUTRIER AB                                                     7,992
                                                                                                ---------------
                                 TOTAL SWEDEN                                                           958,665

                                 SWITZERLAND 3.58%
           284                   COMPANIE FINANCIERE RICH AG CL A                                       704,065
         1,582                   CREDIT SUISSE GROUP                                                    295,057
           100                   FORBO HLDGS AG                                                          45,546
           300                   GEBERIT AG                                                              78,524
           100                   GRANDS MAGASINS JELMOLI                                                 29,519
           400                   HERO AG                                                                 47,276
            40                   HOLDERBANK FINANCIERE GLARIS                                            45,085
           145                   NESTLE SA                                                              300,282
           438                   NOVARTIS AG REGD                                                       680,800
            29                   ROCHE HLDG AG GENUSCHEINE                                              208,325
           125                   SULZER MEDICA                                                           23,061
           211                   SWISS RE                                                               415,431
         2,221                   SYNGENTA AG *                                                          112,555
         3,368                   UBS AG                                                                 512,627
           125                   ZURICH FINANCIAL SERVICES AG                                            44,465
                                                                                                ---------------
                                 TOTAL SWITZERLAND                                                    3,542,618

                                 TAIWAN 0.93%
        38,000                   TAIWAN SEMICONDUCTOR MFG CO LTD SPON ADR *                             921,120
                                                                                                ---------------
                                 TOTAL TAIWAN                                                           921,120

                                 THAILAND 0.12%
        34,000                   ELECTRICITY GENER (FOREIGN)                                             27,341
        20,000                   PTT EXPLORATION & PRODUCTION ALIEN MARKET                               45,952
         5,000                   SIAM CEMENT CO ALIEN MKT *                                              42,888
                                                                                                ---------------
                                 TOTAL THAILAND                                                         116,181

                                 UNITED KINGDOM 16.93%
         6,000                   ABBEY NATIONAL                                                         106,422
         6,000                   ALLIANCE & LEICESTER PLC                                                68,573
        10,000                   ALLIED DOMECQ PLC                                                       61,221
        30,503                   AMVESCAP PLC                                                           568,082
        34,300                   ASTRAZENECA PLC                                                      1,604,991
         4,500                   ASTRAZENECA PLC SPON ADR                                               213,840
        11,000                   AUTONOMY CORP *                                                         92,990
        31,400                   BAA PLC                                                                275,775
        76,950                   BAE SYSTEMS PLC                                                        364,329
         3,000                   BANK OF SCOTLAND                                                        34,458
         3,500                   BARCLAYS PLC                                                           112,644
         6,000                   BASS PLC                                                                65,999
        16,000                   BG GROUP PLC                                                            62,938
         8,500                   BILLITON                                                                41,825
        17,000                   BP AMOCO PLC                                                           152,466
         8,000                   BRITISH ENERGY PLC                                                      35,131
       119,114                   BRITISH TELECOMMUNICATIONS PLC                                         950,724
        11,238                   CELLTECH GROUP PLC *                                                   194,505
        53,800                   CENTRICA PLC                                                           182,192
         9,500                   CGNU PLC                                                               131,811
        19,000                   CHUB PLC *                                                              44,843
        21,000                   COMPASS GROUP PLC *                                                    161,006
         7,000                   DIAGEO PLC                                                              73,594

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES                           DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
        43,000                   DIMENSION DATA HLDG *                                        $         203,589
        15,000                   DIXONS GROUP PLC                                                        52,353
         7,500                   ENTERPRISE OIL PLC                                                      64,904
        11,100                   FKI BABCOCK                                                             37,074
        11,000                   GALLAHER GROUP                                                          71,198
        26,000                   GKN PLC                                                                280,602
         6,000                   GLAXO SMITHKLINE PLC                                                   158,517
        83,747                   GRANADA COMPASS PLC                                                    225,208
        12,000                   GREAT UNIVERSAL STORES                                                  92,604
        65,303                   HALIFAX GROUP PLC                                                      743,539
         9,000                   HANSON PLC                                                              60,956
        31,950                   HSBC HLDGS PLC                                                         420,909
         6,000                   IMPERIAL CHEMICAL INDS                                                  35,531
         8,000                   IMPERIAL TOBACCO GROUP PLC                                              82,277
        18,000                   INTERNATIONAL POWER PLC                                                 77,435
        30,000                   INVENSYS PLC                                                            62,866
        45,000                   KIDDE PLC *                                                             41,839
         3,000                   KINGFISHER PLC                                                          19,310
        45,000                   LATTICE GROUP                                                           84,000
        18,000                   LEGAL & GENERAL GROUP PLC                                               42,418
       108,885                   LLOYDS TSB GROUP PLC                                                 1,131,517
         2,000                   LONMIN PLC                                                              27,664
         5,000                   MARCONI ELECTRONIC SYSTEMS                                              29,287
        25,900                   NATIONAL GRID GROUP PLC                                                198,203
         3,000                   NORTHERN ROCK PLC                                                       23,537
         6,000                   P & O PRINCESS CRUISES PLC                                              28,408
        14,179                   PEARSON PLC                                                            298,749
         6,000                   PENINSULAR & ORIENT STEAM NAVIGATION                                    21,992
         7,000                   POWERGEN PLC                                                            71,491
        29,800                   PRUDENTIAL PLC                                                         348,680
         9,000                   RANK GROUP                                                              24,460
        18,000                   RENTOKIL INITIAL PLC                                                    48,920
        29,500                   REUTERS GROUP PLC                                                      432,517
         2,000                   RMC GROUP PLC                                                           21,141
         7,000                   ROYAL & SUN ALLIANCE INS GRP                                            49,563
         6,500                   ROYAL BANK OF SCOTLAND GROUP PLC                                       150,528
        14,000                   SAFEWAY PLC                                                             64,482
        16,000                   SCOTTISH & NEWCASTLE PLC                                               113,860
         9,000                   SCOTTISH & SOUTHERN ENERGY                                              77,242
        12,000                   SCOTTISH POWER                                                          76,383
        10,000                   SEVERN TRENT                                                            98,698
        93,000                   SHELL TRANS & TRDG CO PLC                                              776,214
         6,500                   SHIRE PHARMACEUTICALS GROUP *                                          109,340
        16,300                   SMITHS GROUP PLC                                                       194,451
         7,000                   SSL INTL                                                                46,059
        24,671                   TOMKINS PLC                                                             55,228
         7,500                   TRINITY MIRROR                                                          49,910
        55,000                   UNILEVER PLC                                                           415,388
         1,318                   UNITED BUSINESS MEDIA                                                   13,708
         2,000                   UNITED BUSINESS MEDIA CL B                                              *7,009
        10,000                   UNITED UTILITIES PLC                                                    86,039
     1,038,080                   VODAFONE GROUP PLC                                                   3,151,636
         6,000                   WOLSELEY PLC                                                            38,363
                                                                                                ---------------
                                 TOTAL UNITED KINGDOM                                                16,738,155
                                                                                                ---------------
TOTAL COMMON STOCK (COST $97,500,221)                                                                92,462,102

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

SHARES/PAR VALUE                 DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
DEBT 0.24%
JPY 27,000,000                   SANWA INTERNATIONAL FINANCE BERM 1.250% 08/01/05               $       239,160
                                                                                                ---------------
TOTAL DEBT (COST $231,476)                                                                              239,160

PREFERRED STOCK 0.15%
         7,000                   BAYERISCHE MOTOREN WERKE AG NON VTG PREF                               151,343
                                                                                                ---------------
TOTAL PREFERRED STOCK (COST $129,497)                                                                   151,343

RIGHTS 0.15%
         2,050                   SIEMENS AG BONUS RIGHTS *                                              151,076
                                                                                                ---------------
TOTAL RIGHTS (COST $0)                                                                                  151,076

CERTIFICATES OF DEPOSIT 0.88%
       872,321                   EURO TIME DEPOSIT 4.850% 05/02/01                                      872,321
                                                                                                ---------------
TOTAL CERTIFICATES OF DEPOSIT (COST $872,321)                                                           872,321

TOTAL INVESTMENTS AT VALUE 94.93% (COST $98,733,522)                                                 93,876,002

OTHER ASSETS IN EXCESS OF LIABILITIES 5.07%                                                           5,010,676

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    98,886,678
                                                                                                ===============

SECTOR BREAKDOWN (UNAUDITED)                                                                % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                 TECHNOLOGY                                                                 19.42%
                                 FINANCIAL SERVICES                                                         18.52
                                 CAPITAL GOODS                                                              13.05
                                 CONSUMER DURABLES                                                          11.65
                                 HEALTH CARE                                                                 8.72
                                 CONSUMER NON-DURABLES                                                       5.15
                                 ENERGY                                                                      4.87
                                 BASIC INDUSTRIES                                                            3.83
                                 UTILITIES                                                                   3.24
                                 CONSUMER SERVICES                                                           3.09
                                 REAL ESTATE (PUBLICLY TRADED)                                               2.81
                                 OTHER                                                                       2.54
                                 TRANSPORTATION                                                              1.61
                                 TELECOMMUNICATIONS                                                          0.83
                                 BANKING & FINANCE                                                           0.51
                                 INDUSTRIAL                                                                  0.16
                                 ---------------------------------------------------------------------------------
                                 TOTAL                                                                     100.00%

------------------------
*           Non-income producing security

** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $54,000 or 0.05% of net assets.

ADR         American Depositary Receipt

GDR         Global Depositary Receipt

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

CIF INTERNATIONAL EQUITY - FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------

FORWARDS
----------------------------------------------------------------------------------------------------------------
                                                            Cost on                              Net Unrealized
        Settlement                       Units of         Origination                             Appreciation
           Date        Deliver/Receive   Currency            Date                Value           (Depreciation)
----------------------------------------------------------------------------------------------------------------
             Buys

           5/1/01             AUD           55,239      $     28,271       $     28,155            $       (116)
           5/2/01             AUD           39,704            20,225             20,236                      11
          6/19/01             EUR           11,865            10,467             10,521                      54
           5/1/01             GBP           12,772            18,394             18,269                    (125)
                                                                                                  ---------------
                                                                                                     $     (176)

            Sales
           5/3/01             EUR           66,246      $     58,946       $     58,814            $        132
           5/1/01             JPY        2,744,388            22,476             22,203                     273
           5/2/01             JPY        2,803,446            22,748             22,684                      64
          5/11/01             JPY      292,410,000         2,400,000          2,368,809                  31,191
          5/23/01             JPY      354,090,000         2,900,000          2,873,002                  26,998
          8/31/01             JPY       27,915,300           245,000            229,104                  15,896
           7/9/01             KRW      176,954,820           140,000            133,685                   6,315
                                                                                                  ---------------
                                                                                                   $     80,869

CROSS CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------
                                                                                                   Unrealized
                                                                                                   Gain (Loss)
    Exchange Date Through         Currency to be Delivered         Currency to be Received             US$
----------------------------------------------------------------------------------------------------------------
          6/21/01                  (6,674,800)      JPY                61,403      EUR             $        112
          6/19/01                 (66,696,346)      JPY               611,949      EUR                     (179)
          7/18/01                 (38,148,600)      JPY               350,148      EUR                   (1,185)
          6/19/01                    (623,814)      EUR            66,696,346      JPY                  (10,342)
           5/2/01                    (100,000)      GBP            17,646,000      JPY                     (250)
           6/5/01                 (19,781,280)      JPY               281,785      CHF                    1,918
          6/25/01                 (13,000,000)      JPY               180,945      CHF                   (1,353)
          7/26/01                    (455,005)      GBP               713,285      EUR                  (17,278)
          5/11/01                     (70,505)      GBP               110,313      EUR                   (2,908)
          8/27/01                 (14,433,550)      JPY               139,603      EUR                    5,257
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $    (26,208)

---------------------------------------------
CURRENCY CODE KEY

AUD         AUSTRALIAN DOLLAR

CHF         SWISS FRANC

EUR         EUROPEAN CURRENCY UNIT

GBP         UK POUND

JPY         JAPANESE YEN

KRW         SOUTH KOREAN WON

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 1.48%
    $1,300,000                   CONSECO FINANCE SECS CORP 00-6 CL A5 7.270% 9/1/32             $     1,284,563
       700,000                   CONSECO FINANCE SECS CORP 01-1 CL A5 6.990% 7/1/32                     674,078
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $1,997,766)                                                       1,958,641

COLLATERALIZED MORTGAGE OBLIGATIONS 0.70%

                                 PRIVATE LABEL CMO'S 0.70%
       886,186                   ASSET SECURITIZATION CORP 96-D2 CL A1 6.920% 2/14/29                   918,034
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                              918,034
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $913,326)                                               918,034

CORPORATE BONDS 15.90%

                                 BANKING & FINANCE 6.43%
       250,000                   ASSOCIATES CORP NA SR NTS 5.800% 4/20/04                               251,981
       295,000                   BANK OF AMERICA CORP SUB 7.800% 2/15/10                                313,907
       680,000                   BANK OF AMERICA CORP SUB 7.400% 1/15/11                                707,250
       500,000                   BANK ONE CORP SUB 7.875% 8/1/10                                        532,850
       250,000                   CIT GROUP INC SR NTS 7.625% 8/16/05                                    261,368
       576,100                   DRYDEN INVESTOR TR BDS 144A 7.157% 7/23/08 **                          573,773
       500,000                   FORD MOTOR CR CO GBL BDS 7.375% 2/1/11                                 511,800
       250,000                   FORD MOTOR CR CO GBL LANDMARK NTS 7.875% 6/15/10                       264,108
       500,000                   GENERAL MTRS ACCEP CORP MTN (FRN) 5.548% 1/20/04                       499,792
       500,000                   GOLDMAN SACHS GROUP INC BDS 6.875% 1/15/11                             497,350
       350,000                   GOLDMAN SACHS GROUP INC SR UNSUB 7.800% 1/28/10                        369,215
       300,000                   HELLER FINANCIAL INC NTS 8.000% 6/15/05                                318,960
       300,000                   HOUSEHOLD FINANCE CORP NTS 8.000% 5/9/05                               319,829
       500,000                   LEHMAN BROS HLDGS BDS 7.875% 8/15/10                                   521,500
       250,000                   LEHMAN BROS HLDGS NTS 7.750% 1/15/05                                   260,630
     1,000,000                   LEHMAN BROS INC NTS 7.360% 12/15/03                                  1,033,462
       300,000                   MERRILL LYNCH & CO NTS 6.000% 2/17/09                                  287,481
       500,000                   MORGAN STANLEY DEAN WITTER & CO 6.750% 4/15/11                         495,200
       200,000                   TOKAI PREFERRED CAPITAL CO LLC 144A 9.980% 6/30/08 **                  165,598
       300,000                   WELLS FARGO & CO SR NTS 7.250% 8/24/05                                 316,053
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                              8,502,107

                                 BASIC INDUSTRIES 0.54%
       250,000                   AK STEEL CORP 7.875% 2/15/09                                           238,125
        30,000                   AMERICAN STANDARD INC 7.375% 4/15/05                                    29,850
        43,000                   KB HOME SR SUB NTS 9.500% 2/15/11                                       42,892
        40,000                   LYONDELL CHEMICAL CO SER A 9.625% 5/1/07                                41,400
        88,000                   NORTEK INC SR NTS SER B 8.875% 8/1/08                                   84,040
       150,000                   TEMBEC INDS INC GTD 8.500% 2/1/11                                      155,250
       100,000                   TEREX CORP SR SUB NTS 144A 10.375% 4/1/11 **                           101,670
        27,000                   TOLL CORP SR SUB NTS 8.250% 2/1/11                                      26,730
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                                 719,957

                                 CABLE & MEDIA 1.51%
       250,000                   ADELPHIA COMMUNICATIONS SR NTS 10.875% 10/1/10                         263,750
       103,000                   CHARTER COMMUNICATIONS LLC SR NTS 8.625% 4/1/09                        100,167
         2,000                   CLEAR CHANNEL COMMUNICATIONS GTD 8.000% 11/1/08                          2,070
        79,000                   CLEAR CHANNEL COMMUNICATIONS SR SUB NTS SER B
                                 8.125% 12/15/07                                                         81,765
       300,000                   COMCAST CABLE COMMUNICATIONS SR NTS 6.750% 1/30/11                     294,630

                 See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
    $   40,000                   CSC HLDGS INC SR NTS 144A 7.625% 4/1/11 **                    $         39,072
        60,000                   CSC HLDGS INC SR NTS SER B 8.125% 7/15/09                               59,916
        40,000                   INSIGHT COMMUNICATIONS SR DIS NTS 144A
                                 0.000% 2/15/11 **                                                       22,600
       500,000                   NEWS AMER HLDGS DEB 8.500% 2/23/25                                     521,250
       500,000                   NEWS AMER HLDGS GTD 7.430% 10/1/26                                     508,782
       120,000                   NEWS CORP HLDGS DEB 7.750% 12/1/45                                     105,527
                                                                                                ---------------
                                 TOTAL CABLE & MEDIA                                                  1,999,529

                                 CONSUMER NON-DURABLES 1.24%
        38,000                   CONSTELLATION BRANDS INC SR NTS 144A
                                 8.000% 2/15/08 **                                                       38,855
       500,000                   PHILIP MORRIS DEB 7.750% 1/15/27                                       488,350
       500,000                   PHILIP MORRIS NTS 7.000% 7/15/05                                       512,169
       300,000                   PHILIP MORRIS NTS 7.650% 7/1/08                                        310,628
       250,000                   PROCTER & GAMBLE CO DEB 8.500% 8/10/09                                 285,341
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          1,635,343

                                 CONSUMER SERVICES 1.19%
        37,000                   HARRAHS OPER CO INC GTD 7.875% 12/15/05                                 36,419
       150,000                   HMH PPTYS INC SR NTS SER C 8.450% 12/1/08                              148,875
        15,000                   MOHEGAN TRIBAL GAMING SR SUB NTS 8.750% 1/1/09                          15,342
       250,000                   PARK PL ENTMT SR SUB NTS 9.375% 2/15/07                                261,250
        18,000                   SIX FLAGS INC SR NTS 144A 9.500% 2/1/09 **                              18,630
     1,000,000                   WAL MART STORES NTS 7.550% 2/15/30                                   1,091,221
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                              1,571,737

                                 ENERGY 0.33%
       110,000                   CMS ENERGY CORP SR NTS 8.500% 4/15/11                                  103,312
        30,000                   OCEAN ENERGY INC GTD SER B 8.875% 7/15/07                               31,800
        10,000                   OCEAN ENERGY INC GTD SER B 8.375% 7/1/08                                10,500
       250,000                   PHILLIPS PETROLEUM CO NTS 8.750% 5/25/10                               284,238
                                                                                                ---------------
                                 TOTAL ENERGY                                                           429,850

                                 HEALTH CARE 0.88%
        15,000                   ADVANCE PCS 144A 8.500% 4/1/08 **                                       15,244
       500,000                   ELI LILLY & CO NTS 7.125% 6/1/25                                       510,658
       275,000                   HEALTHSOUTH CORP SR SUB NTS 10.750% 10/1/08                            295,625
        37,000                   ICN PHARMACEUTICALS INC SR NTS 144A 8.750% 11/15/08 **                  37,000
        22,000                   ICN PHARMACEUTICALS INC SR NTS SER B 9.250% 8/15/05                     22,467
        20,000                   OMNICARE INC SR SUB NTS 144A 8.125% 3/15/11 **                          20,426
       250,000                   TENET HEALTHCARE CORP SR SUB NTS 8.625% 1/15/07                        261,250
                                                                                                ---------------
                                 TOTAL HEALTH CARE                                                    1,162,670

                                 INDUSTRY 2.90%
        30,000                   AGCO CORP SR NTS 144A 9.500% 5/1/08 **                                  29,831
       150,000                   ALLIED WASTE NORTH AMER INC 144A 8.875% 4/1/08 **                      155,250
        69,000                   ECHOSTAR DBS CORP SR NTS 9.375% 2/1/09                                  70,553
       900,000                   FORD MOTOR CO NTS 7.450% 7/16/31                                       876,691
       520,000                   LOCKHEED MARTIN CORP BDS 8.500% 12/1/29                                580,634
       500,000                   NABISCO INC DEB 7.550% 6/15/15                                         511,360
       250,000                   PEPSI BOTTLING GROUP INC SR NTS SER B 7.000% 3/1/29                    247,878
       300,000                   RAYTHEON CO NTS 6.150% 11/1/08                                         283,121
        90,000                   ROHM & HAAS CO DEB 7.850% 7/15/29                                       94,066
       125,000                   UNILEVER CAPITAL CORP GTD 7.125% 11/1/10                               130,165
       110,000                   UNION PACIFIC CORP DEB 6.625% 2/1/29                                    98,391

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
    $  135,000                   WASTE MANAGEMENT INC GTD 7.375% 5/15/29                        $       122,920
       120,000                   WASTE MANAGEMENT INC SR NTS 7.375% 8/1/10                              120,302
       100,000                   WASTE MANAGEMENT INC SR NTS 7.125% 12/15/17                             89,191
       500,000                   WASTE MANAGEMENT INC SR NTS 7.000% 7/15/28                             430,850
                                                                                                ---------------
                                 TOTAL INDUSTRY                                                       3,841,203

                                 TECHNOLOGY 0.24%
        10,000                   AMKOR TECHNOLOGY INC SR NTS 144A 9.250% 2/15/08 **                       9,500
       300,000                   ELECTRONIC DATA SYSTEMS NTS 7.125% 10/15/09                            306,399
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                       315,899

                                 TELECOMMUNICATIONS 0.33%
       300,000                   GLOBAL CROSSING HLDGS LTD SR SUB DEB 144A
                                 8.700% 8/1/07 **                                                       275,250
       100,000                   MOTOROLA INC DEB 6.500% 9/1/25                                          92,570
        90,000                   NEXTEL COMMUNICATIONS SR NTS 9.375% 11/15/09                            74,763
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                               442,583

                                 TRANSPORTATION 0.25%
        15,000                   KANSAS CITY SOUTHERN RY GTD 9.500% 10/1/08                              15,525
       325,000                   NORFOLK SOUTHERN CORP SR NTS 6.200% 4/15/09                            311,066
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                   326,591

                                 UTILITIES 0.06%
        35,000                   AES CORP SR NTS 9.375% 9/15/10                                          36,313
        45,000                   AES CORP SR SUB NTS 10.250% 7/15/06                                     46,575
                                                                                                ---------------
                                 TOTAL UTILITIES                                                         82,888
                                                                                                ---------------
TOTAL CORPORATE BONDS (COST $21,130,566)                                                             21,030,357

SUPRANATIONAL/SOVEREIGN OBLIGATIONS/OTHER 7.59%
       246,400                   ARGENTINA FOREIGN BOND (FRN) 5.563% 3/31/05                            198,604
        55,000                   BRITISH TELECOM PLC BDS 8.625% 12/15/2030                               58,101
       210,000                   BULGARIA IAB (FRN) 6.313% 7/28/11                                      155,400
       245,000                   COLOMBIA REP SOVEREIGN 11.750% 2/25/20                                 221,725
       595,000                   FED REPUBLIC OF BRAZIL 11.000% 8/17/40                                 450,117
     1,323,766                   FEDERAL REPUBLIC OF BRAZIL C BOND 8.000% 4/15/14                     1,001,098
       350,000                   FRANCE TELECOM BDS 144A 8.500% 3/1/31 **                               357,455
       350,000                   FRANCE TELECOM NTS 144A 7.750% 3/1/11 **                               354,900
       210,000                   INTERNATIONAL FINANCE CORP 5.250% 5/2/06                               208,698
        75,000                   MARCONI CORP PLC BDS 8.375% 9/15/30                                     67,667
       500,000                   MARCONI CORP PLC GTD 7.750% 9/15/10                                    473,198
     1,925,000                   MEXICO GLOBAL BOND 11.500% 5/15/26                                   2,334,062
       256,396                   PANAMA - PDI 4.000% 7/17/16                                            205,476
       250,000                   PERU - PDI 4.500% 3/7/17                                               151,563
       325,000                   POLAND - NON-US GLOBAL REG'D 6.000% 10/27/14                           318,500
       500,000                   QUEBEC PROVINCE CDA 7.500% 9/15/29                                     533,385
       250,000                   REPUBLIC OF PANAMA 9.625% 2/8/11                                       253,875
       100,000                   REPUBLIC OF PANAMA 9.375% 4/1/29                                       101,750
        85,000                   REPUBLIC OF PHILIPPINES GBL BDS 9.875% 1/15/19                          68,213
        90,000                   REPUBLIC OF PHILIPPINES GBL BDS 9.500% 10/21/24                         85,725
     2,000,000                   SMALL BUSINESS ADMIN NTS 6.353% 3/10/11                              1,993,800
       100,000                   UNITED MEXICAN STATES 10.375% 2/17/09                                  110,200
       340,000                   UNITED MEXICAN STATES 8.375% 1/14/11                                   337,280
                                                                                                ---------------
TOTAL SUPRANATIONAL/SOVEREIGN OBLIGATIONS/OTHER (COST $10,145,234)                                   10,040,792

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE/CONTRACTS              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS AND AGENCIES 66.22%

                                 FNMA POOLS 4.00%
    $3,999,997                   FNMA POOL #512117 7.500% 12/1/29                               $     4,069,997
       300,030                   FNMA POOL #569336 7.500% 1/1/31                                        306,734
       900,000                   FNMA POOL #573628 7.500% 3/1/31                                        920,109
                                                                                                ---------------
                                 TOTAL FNMA POOLS                                                     5,296,840

                                 OTHER U.S. AGENCIES 39.05%
       220,000                   FICO STRIP CPN-3 DEB 11/30/17                                           74,380
     6,400,000                   FNMA 5.500% 2/15/06                                                  6,415,360
       250,000                   FNMA 6.250% 2/1/11                                                     247,866
       400,000                   FNMA DISCOUNT NOTE 4.930% 8/9/01++++                                   394,522
     7,060,000                   FNMA TBA 6.000% 5/1/30                                               6,819,519
     8,900,000                   FNMA TBA 6.500% 5/1/30                                               8,809,609
     5,600,000                   FNMA TBA 7.500% 5/1/31                                               5,717,250
     1,900,000                   FNMA TBA 8.000% 5/1/31                                               1,965,906
     1,000,000                   FNMA TBA 6.500% 5/1/16                                               1,009,063
    20,400,000                   GNMA TBA 6.500% 5/1/31                                              20,196,000
                                                                                                ---------------
                                 TOTAL OTHER U.S. AGENCIES                                           51,649,475

                                 U.S. TREASURIES 23.17%
       380,000                   U.S. TREASURY BDS 6.250% 5/15/30                                       400,841
     3,180,000                   U.S. TREASURY BDS 5.375% 2/15/31                                     2,994,169
     5,000,000                   U.S. TREASURY BDS 5.250% 11/15/28                                    4,552,520
       355,000                   U.S. TREASURY BDS 6.125% 8/15/29                                       366,277
       120,000                   U.S. TREASURY BILL 4.516% 5/17/01                                      119,759
        15,000                   U.S. TREASURY BILL 4.600% 5/17/01                                       14,970
       108,803                   U.S. TREASURY INFLATION INDEXED NT 3.625% 1/15/08                      111,693
     3,343,264                   U.S. TREASURY INFLATION INDEXED NT 4.250% 1/15/10                    3,580,428
     6,490,000                   U.S. TREASURY NOTES 5.750% 11/15/05                                  6,713,094
     7,585,000                   U.S. TREASURY NOTES 5.750% 8/15/10                                   7,784,102
     3,532,472                   U.S. TREASURY NOTES 3.875% 4/15/29                                   3,756,565
       220,000                   U.S. TREASURY STRIP PO 0.000% 11/15/24                                  52,747
       970,000                   U.S. TREASURY STRIP PO 0.000% 11/15/27                                 197,394
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                               30,644,559
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $88,291,373)                                               87,590,874

PURCHASED OPTION CONTRACTS 0.29%

            38                   EURIBOR EXP 6/18/01 CALL 95                                             24,461
            15                   EURIBOR EXP 9/17/01 CALL 95                                             14,817
            25                   EURODOLLAR FUT EXP 6/18/01 CALL 94.75                                   66,250
            32                   US 5YR TREAS NT FUT EXP 5/26/01 PUT 112.50                             268,000
            13                   US LONG BD FUT EXP 5/26/01 CALL 102                                      5,689
                                                                                                ---------------
TOTAL PURCHASED OPTION CONTRACTS (COST $351,164)                                                        379,217

TOTAL INVESTMENTS AT VALUE 92.18% (COST $122,829,429)                                               121,917,915

OTHER ASSETS IN EXCESS OF LIABILITIES 7.82%                                                          10,347,051

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   132,264,966
                                                                                                ===============

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

-------------------------------------------------------------------------------
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $2,215,054 or 1.7% of net assets.

++++ Denotes that all or a portion of these securities are maintained with counterparties as collateral for futures.

FRN   Floating Rate Note

MTN   Medium Term Note

TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined on settlement.

PO    Principal Only Security

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association


              See Accompanying Notes to these Financial Statements.

                        COMMONFUND INSTITUTIONAL FUNDS
                            CIF CORE PLUS BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------
                                                            Number of                               Unrealized
 Type of Contract                           Position         Contracts               Value         Gain (Loss)
--------------------------------------------------------------------------------------------------------------
 JUNE 2001 US AGENCY NT 10 YR                   LONG                85       $   8,441,563       $    (184,378)
 JUNE 2001 US T NT 5 YR                        SHORT                30           3,123,750              26,553
 JUNE 2001 US T NT 10 YR                       SHORT                 3             311,344               2,642
 JUNE 2001 US LONG BD                           LONG                12           1,205,625             (10,373)
                                                                                                 --------------
                                                                                                 $    (165,556)

WRITTEN OPTIONS
--------------------------------------------------------------------------------------------------------------
                                                             Number of             Premium
 Type of Contract                                            Contracts            Received               Value
--------------------------------------------------------------------------------------------------------------
 US 10YR TREAS NT FUT EXP 5/26/01 CALL 105                          29       $      13,043       $       9,969
 US 10YR TREAS NT FUT EXP 5/26/01 CALL 107                          22              11,265               1,375
 US 10YR TREAS NT FUT EXP 5/26/01 CALL 110                           6               2,251                  94
 US 10YR TREAS NT FUT EXP 5/26/01 PUT 103                            9               7,221               4,359
 US 10YR TREAS NT FUT EXP 8/25/01 CALL 107                          47              30,156              22,766
 US 5YR TREAS NT FUT EXP 5/26/01 CALL 105                            6               1,048               1,219
 US 5YR TREAS NT FUT EXP 5/26/01 CALL 106                           20               4,697               1,563
 US 5YR TREAS NT FUT EXP 8/25/01 CALL 107                           21               6,551               3,937
 US LONG BD FUT EXP 5/26/01 CALL 104                                26               9,026               3,250
 US LONG BD FUT EXP 5/26/01 PUT 101                                  6               4,048               7,781
 US LONG BD FUT EXP 8/25/01 CALL 106                                39              22,055              17,062
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                        $     111,361        $     73,375

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                         CIF INFLATION-INDEXED BOND FUND
                     SCHEDULE OF INVESTMENTS MARCH 31, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS AND AGENCIES 74.64%

                                 U.S. TREASURIES 74.64%
   $ 4,347,160                   U.S. TREASURY INFLATION INDEXED BD 3.625% 4/15/28              $     4,423,235
    66,543,082                   U.S. TREASURY INFLATION INDEXED BD 3.875% 4/15/29                   70,764,442
    16,075,931                   U.S. TREASURY INFLATION INDEXED NT 3.375% 1/15/07                   16,342,181
    34,917,537                   U.S. TREASURY INFLATION INDEXED NT 3.875% 1/15/09                   36,357,885
    20,424,219                   U.S. TREASURY INFLATION INDEXED NT 3.500% 1/15/11                   20,743,348
    21,092,551                   U.S. TREASURY INFLATION INDEXED NT 3.625% 1/15/08                   21,652,811
    13,300,967                   U.S. TREASURY INFLATION INDEXED NT 4.250% 1/15/10                   14,244,511
    21,100,000                   U.S. TREASURY NT 4.000% 4/30/03                                     20,987,906
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                              205,516,319
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $203,059,654)                                             205,516,319

TOTAL INVESTMENTS AT VALUE 74.64% (COST $203,059,654)                                               205,516,319

OTHER ASSETS IN EXCESS OF LIABILITIES 25.36%                                                         69,825,499

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   275,341,818
                                                                                                ===============

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF LOW DURATION BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 36.01%
    $1,065,000                   AMERICREDIT AUTO REC TR 00-C CL A3 7.050% 2/12/05              $     1,099,610
     1,200,000                   AMRESCO RESIDENTIAL SECURITY MTG 98-2 CL A3
                                 6.315% 2/25/25                                                       1,212,216
     1,300,000                   ARCADIA AUTO REC TR 97-C CL A5 6.550% 6/15/05                        1,319,349
     1,170,000                   CITYSCAPE HOME EQ LN TR 96-3 CL A8 7.650% 9/25/25                    1,215,113
     1,000,000                   CONSECO FINANCE 01-A CL 2A2 6.520% 3/15/32                           1,012,655
     1,500,000                   CONSECO FINANCE 01-A CL 2A3 7.200% 3/15/32                           1,491,384
     1,200,000                   CONSECO FINANCE 01-B CL 1A1 4.868% 6/15/32                           1,199,880
     1,000,000                   CONSECO FINANCE 99-H CL MV2 (FRN) 5.523% 12/15/29                    1,004,062
     1,600,000                   CONTIMORTAGE HOME EQ LN TR 99-3 CL A4 7.120% 1/25/25                 1,642,379
       346,233                   CONTIMORTGAGE HOME EQ LN TR 98-3 CL A10 5.840%
                                 5/15/16                                                                347,944
     1,500,000                   COUNTRYWIDE ASSET-BACKED CERT 01-1 CL BV1 (FRN)
                                 6.681% 7/25/31                                                       1,505,206
     2,500,000                   FIRSTCITY CAP HOME EQ 98-1 CL A4 6.720% 6/25/28                      2,541,407
     1,000,000                   FMAC LOAN REC TR 98-BA CL A2 6.740% 11/15/20                           924,702
     1,300,000                   GE CAPITAL MTG SER 96-HE3 CL A5 7.925% 9/25/26                       1,335,446
     1,000,000                   GREEN TREE HOME EQ LN TR 98-A CL M2 7.170% 6/15/29                     934,431
     1,000,000                   GREEN TREE HOME IMPROVEMENT LOAN TR 96-F CL
                                 HEM2 7.950% 1/15/28                                                    984,507
     2,500,000                   IMC HOME EQ LN TR 97-7 CL A5 6.760% 10/20/20                         2,542,183
     1,500,000                   IRWIN HOME EQ 99-2 CL A4 6.890% 6/15/29                              1,534,505
     2,499,590                   NEW CENTURY HOME EQ LN TR 99-NCA CL A3
                                 6.760% 4/25/25                                                       2,551,037
     1,198,483                   UCFC HOME EQUITY LOAN 96-A1 CL A6 6.700% 11/15/19                    1,205,866
     1,109,793                   UCFC HOME EQUITY LOAN 97-C CL A7 6.845% 1/15/29                      1,134,283
     2,500,000                   UNION ACCEP CORP 00-D CL A3 6.720% 10/11/05                          2,572,482
     2,500,000                   WFS FINANCIAL OWNER TRUST 00-C A3 7.070% 2/20/05                     2,578,324
     2,500,000                   NEW HOLLAND EQUIP TR 99-A CL A3 144A 6.650% 1/15/04 **               2,504,171
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $36,139,877)                                                     36,393,142

COLLATERALIZED MORTGAGE OBLIGATIONS 20.75%

                                 PRIVATE LABEL CMO'S 11.62%
     1,155,642                   CITICORP MTG SECS 94-11 CL A7 6.250% 8/25/24                         1,154,498
       582,318                   DLJ MTG ACCEP CORP 98-2 CL 2A2 6.350% 6/25/28                          580,961
       790,673                   FIRST HORIZON ASSET SECS 00-5 CL A1 7.500% 12/25/30                    808,780
     1,440,000                   FLEET MTG SECS 01-1 CL A5 7.500% 1/28/30                             1,450,800
     1,180,746                   PRUDENTIAL HOME MTG 94-5 CL A3 7.000% 2/25/24                        1,182,705
     1,646,286                   RESIDENTIAL ACCREDIT LNS 00-QS3 CL A1 7.750% 3/25/30                 1,664,493
     1,223,945                   RESIDENTIAL ASSET SECURITIZATION TR 98-A8 CL A3
                                 6.750% 8/25/28                                                       1,229,734
       792,509                   RESIDENTIAL FUNDING MTG SECS I 00-S2 CL A1 7.500%
                                 2/25/30                                                                808,621
     1,459,856                   RESIDENTIAL FUNDING MTG SECS I 94-S12 CL A4 6.500%
                                 4/25/09                                                              1,474,279
     1,365,912                   STRUCTURED ASSET SECS 00-4 CL 2A1 7.000% 11/25/30                    1,386,114
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                           11,740,985

                                 U.S. AGENCY CMO'S 9.13%
     5,158,907                   FNMA 93-201 CL G 3.500% 5/25/19                                      5,084,773
     3,000,000                   FNMA 96-37 CL B 7.000% 12/25/23                                      3,051,666
     1,059,274                   GNMA 00-23 CL A 7.500% 5/20/28                                       1,090,311
                                                                                                ---------------
                                 TOTAL U.S. AGENCY CMO'S                                              9,226,750
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $20,835,498)                                         20,967,735

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF LOW DURATION BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 14.28%

                                 BANKING & FINANCE 10.54%
    $1,000,000                   BANCO POPULAR PUERTO RICO 6.070% 3/14/03                       $       997,500
     1,200,000                   BANK OF AMERICA CORP 5.750% 3/1/04                                   1,202,664
       600,000                   BEAR STEARNS CO INC (FRN) 5.243% 12/16/04                              591,000
       600,000                   BEAR STEARNS EURO (FRN) 4.711% 6/26/04                                 599,367
     1,000,000                   CIT GROUP INC MTN (FRN) 5.260% 4/7/03                                  995,000
     1,752,007                   CITICORP LEASE PASSTHRU 144A 7.220% 6/15/05 **                       1,818,776
     1,000,000                   FORD MOTOR CREDIT CO 5.750% 2/23/04                                  1,001,577
     1,200,000                   GENERAL MOTORS 6.750% 1/15/06                                        1,212,810
     1,000,000                   HELLER FINANCIAL (FRN) 5.858% 4/28/03                                  996,127
     1,200,000                   LEHMAN BROS HLDGS MTN 7.000% 5/15/03                                 1,233,923
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                             10,648,744

                                 INDUSTRY 2.72%
     1,200,000                   DAIMLER CHRYSLER NA HLDG 7.125% 4/10/03                              1,230,421
     1,556,699                   SCOTIA PACIFIC CO LLC SER B 6.550% 1/20/07                           1,520,926
                                                                                                ---------------
                                 TOTAL INDUSTRY                                                       2,751,347

                                 TELECOMMUNICATIONS 1.02%
     1,000,000                   CENTRAL TELEPHONE 6.875% 9/21/04                                     1,031,553
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                             1,031,553
                                                                                                ---------------
TOTAL CORPORATE BONDS (COST $14,294,125)                                                             14,431,644

U.S. GOVERNMENTS AND AGENCIES 22.33%

                                 FHLMC POOLS 9.71%
     2,900,220                   FHLMC GOLD GROUP #G1-0748 9.000% 11/1/06                             3,003,492
     1,741,787                   FHLMC GOLD GROUP #G8-1028 12.500% 3/1/20                             2,022,106
     1,631,520                   FHLMC GROUP #55-5498 8.250% 7/1/17                                   1,697,291
     1,501,436                   FHLMC GROUP #G1-1101 8.000% 2/1/15                                   1,558,896
     1,338,870                   FHLMC GROUP #G8-0112 12.000% 2/17/16                                 1,537,705
                                                                                                ---------------
                                 TOTAL FHLMC POOLS                                                    9,819,490

                                 FNMA POOLS 11.09%
     2,646,756                   FNMA POOL #0313823 8.500% 9/1/07                                     2,733,491
     1,056,058                   FNMA POOL #0458032 10.500% 1/15/21                                   1,182,785
     1,794,635                   FNMA POOL #0523852 11.000% 10/1/14                                   1,957,787
       806,736                   FNMA POOL #0535618 8.500% 4/1/10                                       837,854
     1,000,000                   FNMA POOL #0535917 12.000% 3/1/17                                    1,148,750
     1,235,414                   FNMA POOL #0570566 12.000% 11/1/30                                   1,408,372
     1,871,978                   FNMA POOL #0576027 7.500% 1/1/15                                     1,936,920
                                                                                                ---------------
                                 TOTAL FNMA POOLS                                                    11,205,959

                                 GNMA POOLS 0.45%
       432,374                   GNMA POOL #780321 9.500% 7/15/07                                       452,718
                                                                                                ---------------
                                 TOTAL GNMA POOLS                                                       452,718

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF LOW DURATION BOND FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 U.S. TREASURIES 1.08%
    $1,000,000                   U.S. TREASURY NOTES 7.000% 7/15/06                             $     1,090,252
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                                1,090,252
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $22,472,605)                                               22,568,419

COMMERCIAL PAPER 1.97%
     2,000,000                   GE CAPITAL CORP 4.420% 5/21/01                                       1,995,089
                                                                                                ---------------
TOTAL COMMERCIAL PAPER (COST $1,995,089)                                                              1,995,089

CASH & CASH EQUIVALENTS 2.97%

     3,000,000                   FEDERAL HOME LN MTG CORP DISC 0.000% 5/1/01                          3,000,000
                                                                                                ---------------
TOTAL CASH & CASH EQUIVALENTS (COST $3,000,000)                                                       3,000,000

TOTAL INVESTMENTS AT VALUE 98.31% (COST $98,737,194)                                                 99,356,029

OTHER ASSETS IN EXCESS OF LIABILITIES 1.69%                                                           1,710,739

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   101,066,768
                                                                                                ===============

---------------------------------
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $4,332,947 or 4.3% of net assets.

FRN   Floating Rate Note

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF SHORT DURATION FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 17.03%
      $200,000                   AMERICREDIT AUTO REC TR 00-B CL A3 (FRN) 5.700%
                                 9/5/04                                                         $       200,217
       213,926                   ANRC AUTO OWNER TR 00-A CL A2 7.000% 3/17/03                           215,733
        43,333                   CAPITAL AUTO REC ASSET TR 99-1 CL A2 5.580% 6/15/02                     43,424
       300,000                   CASE EQUIPMENT LOAN TR 99-A CL A4 5.770% 8/15/05                       303,706
       100,000                   CHASE MANHATTAN CR CD MASTER TR 96-3 CL A 7.040%
                                 2/15/05                                                                100,116
       200,000                   CITIBANK CR CD ISSUANCE TR 00-A2 CL A2 (FRN) 5.460%
                                 11/7/05                                                                199,858
       165,000                   CONNECTICUT RRB SPECIAL PURPOSE TR CL&P-1 01-1 CL
                                 A1 4.870% 3/30/05                                                      164,678
        81,248                   DAIMLER CHRYSLER AUTO TR 00-A CL A2 6.760% 1/6/03                       81,833
        89,847                   DAIMLER CHRYSLER AUTO TR 00-B CL A2 7.300% 3/10/03                      90,762
       223,864                   DELTA FUNDING HOME EQUITY LN TR 99-3 CL A1A (STEP
                                 BOND) 4.533% 9/15/29                                                   224,716
       350,000                   DISCOVER CARD MASTER TR I 99-4 CL A 5.650% 11/16/04                    353,852
       100,000                   FLEET CR CD MASTER TR 00-A CL A 5.699% 7/15/05                         100,120
       156,119                   FORD CREDIT AUTO OWNER TR 00-C CL A3 7.130% 9/15/02                    157,423
        78,175                   FRANKLIN AUTO TR 00-1 CL A1 7.020% 8/15/03                              79,229
       101,495                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE TR 00-1 CL
                                 A1 6.880% 8/15/04                                                      103,207
        73,335                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE TR 00-2 CL
                                 A1 7.070% 11/15/04                                                      74,774
       200,000                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE TR 01-1 CL
                                 A1 4.650% 9/15/05                                                      199,875
       125,000                   HONDA AUTO LEASE TR 99-A CL A5 6.650% 7/15/05                          127,169
       200,000                   HONDA AUTO REC OWNER TR 01-1 CL A2 5.150% 6/18/03                      201,190
        54,484                   HONDA AUTO REC OWNER TR 99-1 CL A3 5.300% 9/15/02                       54,634
       100,000                   HOUSEHOLD AUTO REVENUE TRUST I 99-1 CL A4 6.650%
                                 4/17/06                                                                102,206
       300,000                   HUNTINGTON AUTO TR 00-A CL A3 7.330% 7/15/04                           307,979
       214,694                   NISSAN AUTO REC OWNER TR 00-B CL A2 7.150% 12/16/02                    216,789
       100,000                   NISSAN AUTO REC OWNER TR 99-A CL A3 6.470% 9/15/03                     101,227
       409,239                   ONYX ACCEPTANCE AUTO TR 00-C CL A2 7.050% 5/15/03                      413,461
       150,000                   PECO ENERGY TRANSITION TR 00-A CL A2 7.300% 9/1/04                     152,907
       225,000                   PP&L TRANSITION BD CO LLC 99-1 CL A3 6.600% 3/25/05                    229,997
       100,000                   PSE&G TRANSITION FNDNG LLC 01-1 CL A1 5.460% 6/15/04                   100,176
        97,766                   STUDENT LN TR 00-1 CL A1L (FRN) 4.470% 10/27/08                         97,830
       200,000                   STUDENT LN TR 99-2 CL A2L (FRN) 4.580% 4/25/11                         199,932
       216,218                   TOYOTA AUTO REC TR 00-A CL A2 7.120% 12/15/02                          217,875
       250,000                   UNION ACCEPTANCE CORP 98-C CL A5 5.640% 5/8/06                         253,448
       150,000                   US CLEARING MASTER TR 99-1A CL CTFS (FRN) 6.170%
                                 7/15/06                                                                150,188
        56,011                   USAA AUTO LOAN GRANTOR TR 98-1 CL A 5.800% 1/15/05                      56,350
       250,000                   USAA AUTO OWNER TR 00-1 CL A2 6.900% 4/15/03                           252,780
       183,975                   WORLD OMNI AUTO REC TRUST 00-A CL A2 7.050% 4/15/03                    185,980
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $6,065,610)                                                       6,115,641

COLLATERALIZED MORTGAGE OBLIGATIONS 4.15%

                                 PRIVATE LABEL CMO'S 2.49%
       403,598                   CREDIT-BASED ASSET SERV & SEC 00-CB2 A1A (STEP
                                 BOND) 4.920% 9/25/29                                                   405,240
       182,706                   GGP-HOMART 99-C1 CL A 144A (FRN) 5.460% 6/10/03**                      182,817
       306,564                   WESTPAC SERIES TRUST 98-1G CL A (VR) 5.878% 7/19/29                    307,128
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                              895,185

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF SHORT DURATION FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                                 U.S. AGENCY CMO'S 1.66%
      $110,419                   FHLMC 2061 CL VA 6.500% 4/15/03                                $       111,844
       232,077                   FHLMC 2203 CL PD 6.000% 5/15/09                                        232,144
       250,000                   FNR 98-16 CL PD 6.000% 3/18/18                                         252,030
                                                                                                ---------------
                                 TOTAL U.S. AGENCY CMO'S                                                596,018
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,484,589)                                           1,491,203

CORPORATE BONDS 35.69%

                                 BANKING & FINANCE 25.31%
       178,000                   ASSOCIATES CORP NA 5.530% 5/17/02                                      178,156
       250,000                   BANK OF AMERICA CORP 4.590% 5/1/04                                     250,000
       400,000                   BANKBOSTON CORP (FRN) 4.910% 7/14/03                                   399,060
       125,000                   BAYER HYPO VERINSBNK NY 7.250% 5/14/01                                 124,789
       200,000                   BEAR STEARNS CO INC (FRN) 7.010% 3/28/03                               199,971
       300,000                   BOEING CAPITAL CORP (FRN) 6.564% 3/27/02                               300,502
       195,000                   CATERPILLAR FINANCIAL SERVICES CORP (FRN) 5.150%
                                 12/10/01                                                               195,219
       125,000                   CITIBANK NA 7.410% 5/30/01                                             124,557
       300,000                   CITIGROUP INC (FRN) 5.280% 3/9/04                                      300,006
       185,000                   DONALDSON LUFKIN CREDIT SWISSE (FRN) 5.130% 9/18/02                    185,160
       300,000                   FIRST USA BANK (FRN) 6.411% 1/8/02                                     300,206
       300,000                   FLEET NATIONAL BANK (FRN) 4.640% 5/22/02                               300,247
       309,000                   FORD MOTOR CREDIT CORP 6.845% 2/13/03                                  306,818
       250,000                   FORD MOTOR CREDIT CORP (FRN) 5.883% 3/8/04                             249,945
       150,000                   GENERAL ELECTRIC CAPITAL CORP 7.380% 5/23/01                           150,250
       200,000                   GENERAL ELECTRIC CAPITAL CORP 8.750% 3/14/03                           213,423
       200,000                   GENERAL MTRS ACCEP CORP 5.480% 12/16/02                                200,059
       300,000                   GENERAL MTRS ACCEP CORP MTN (FRN) 5.548% 1/20/04                       299,875
       300,000                   GRAND METROPOLITAN INVESTMENT CORP 8.625% 8/15/01                      303,354
       200,000                   HELLER FINANCIAL INC 6.000% 3/19/04                                    201,803
       400,000                   HELLER FINANCIAL INC (FRN) 6.724% 6/25/01                              400,368
       500,000                   HOUSEHOLD FINANCE (FRN) 5.760% 8/7/03                                  498,812
       300,000                   INTERNATIONAL LEASE FINANCE CORP MTN 6.780% 9/5/01                     302,468
       300,000                   JOHN DEERE CAPITAL CORP 5.420% 2/8/02                                  299,996
       300,000                   JP MORGAN CHASE & CO (FRN) 5.650% 1/30/03                              300,060
       300,000                   KEY BANK NA (FRN) 4.506% 7/30/01                                       300,061
       200,000                   LEHMAN BROTHERS HLDGS INC (FRN) 5.240% 4/4/03                          200,325
       200,000                   LEHMAN BROTHERS HLDGS INC (FRN) 5.865% 8/1/03                          199,808
       250,000                   MERRILL LYNCH & CO (FRN) 5.056% 3/25/02                                250,410
       250,000                   MERRILL LYNCH & CO (FRN) 6.344% 8/1/02                                 250,074
       250,000                   MONUMENT GLOBAL FNDNG II 144A (FRN) 5.106% 9/26/03**                   250,073
       300,000                   MORGAN STANLEY DEAN WITTER & CO (FRN) 5.583%
                                 2/21/03                                                                300,204
       300,000                   SALOMON SMITH BARNEY HLDGS (FRN) 4.590% 4/28/03                        299,890
       200,000                   TEXTRON FINANCIAL CORP (FRN) 5.424% 12/9/02                            200,350
       250,000                   US BANCORP (FRN) 6.941% 2/3/03                                         250,622
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                              9,086,921

                                 BASIC INDUSTRIES 2.26%
       500,000                   BAYER CORP 144A 6.500% 10/1/02**                                       511,833
       300,000                   BAYER CORP 144A (FRN) 4.750% 3/19/02**                                 301,055
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                                 812,888

                                 CONSUMER NON-DURABLES 1.81%
       400,000                   KELLOGG CO 6.125% 8/6/01                                               400,880

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF SHORT DURATION FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
      $250,000                   UNILEVER NV (FRN) 4.538% 10/24/02                            $         250,075
                                                                                              -----------------
                                 TOTAL CONSUMER NON-DURABLES                                            650,955

                                 CONSUMER SERVICES 2.23%
       300,000                   MERCK & CO INC (FRN) 5.100% 2/22/02                                    302,157
       300,000                   WAL MART STORES 5.955% 6/1/01                                          300,225
       200,000                   WAL MART STORES 4.625% 4/15/03                                         199,398
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                                801,780

                                 ENERGY 0.99%
       250,000                   NATIONAL RURAL UTILITY 6.000% 1/15/04                                  253,272
       100,000                   TENN VALLEY AUTHORITY 5.280% 9/14/01                                   100,231
                                                                                                ---------------
                                 TOTAL ENERGY                                                           353,503

                                 HEALTH CARE 0.23%
        80,000                   LINCOLN NATIONAL CORP 7.625% 7/15/02                                    82,421
                                                                                                ---------------
                                 TOTAL HEALTH CARE                                                       82,421

                                 TELECOMMUNICATIONS 2.86%
       100,000                   SBC COMMUNICATIONS 5.750% 5/2/06                                        99,148
       125,000                   SBC COMMUNICATIONS (VR) 6.684% 5/15/01                                 125,045
       300,000                   SOUTHWESTERN BELL TELEPHONE CO 5.770% 10/14/03                         302,920
       500,000                   VODAFONE AIRTOUCH PLC 144A (FRN) 5.080% 12/19/01**                     500,478
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                             1,027,591
                                                                                                ---------------
TOTAL CORPORATE BONDS (COST $12,789,915)                                                             12,816,059

SUPRANATIONAL/SOVEREIGN OBLIGATIONS/OTHER 6.05%
       100,000                   AMOCO ARGENTINA 6.625% 9/15/05                                         102,777
       550,000                   BRITISH TELECOMMUNICATIONS PLC 5.745% 10/9/01                          547,297
       300,000                   FRANCE TELECOM 144A (FRN) 6.324% 3/14/03**                             303,164
       310,000                   INTER-AMERICAN DEVELOPMENT BANK 0.000% 6/16/01                         308,379
       100,000                   PROVINCE OF ONTARIO 8.000% 10/17/01                                    101,580
       300,000                   PROVINCE OF ONTARIO 7.750% 6/4/02                                      309,969
       500,000                   QUEBEC PROVINCE (FRN) 6.375% 10/25/01                                  499,992
                                                                                                ---------------
TOTAL SUPRANATIONAL/SOVEREIGN OBLIGATIONS/OTHER (COST $2,168,420)                                     2,173,158

U.S. GOVERNMENTS AND AGENCIES 7.90%
                                 OTHER U.S. AGENCIES 7.90%
       300,000                   FEDERAL FARM CREDIT BANK 6.930% 7/3/01                                 301,313
       425,000                   FEDERAL FARM CREDIT DISC NT 0.000% 6/27/01                             422,059
       300,000                   FEDERAL HOME LOAN NT 6.000% 6/29/01                                    297,840
       200,000                   FHLMC 4.750% 3/15/03                                                   200,342
       289,000                   FHLMC DISC NT 6.390% 8/16/01                                           285,459
       350,000                   FHLMC DISC NT 5.980% 12/6/01                                           341,292
       350,000                   FNMA 6.625% 4/15/02                                                    357,357
       300,000                   FNMA 5.500% 2/12/04                                                    301,786
       130,000                   FNMA DISC NT 5.730% 6/21/01                                            129,195
       200,000                   FNMA DISC NT 4.670% 7/12/01                                            198,308
                                                                                                ---------------
                                 TOTAL OTHER U.S. AGENCIES                                            2,834,951
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $2,819,152)                                                 2,834,951

COMMERCIAL PAPER 24.17%
       250,000                   AT & T CORP 6.609% 6/14/01                                             249,823
       450,000                   BP AMOCO CAPITAL PLC 4.650% 5/1/01                                     450,000
       450,000                   CENTRIC CAPITAL 4.990% 5/8/01                                          449,563
       220,000                   CIESCO 4.450% 5/18/01                                                  219,538
       250,000                   CORPORATE RECIEVABLES CORP 144A 5.100% 6/5/01**                        248,941

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF SHORT DURATION FUND
                     SCHEDULE OF INVESTMENTS APRIL 30, 2001

PAR VALUE                        DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------
      $500,000                   E. I. DU PONT DE NEMOURS AND CO 5.010% 5/4/01                    $     499,791
       425,000                   EDISON ASSET 4.400% 6/6/01                                             423,130
       400,000                   ELECTRICIE DE FRANCE 5.080% 5/14/01                                    399,326
       410,000                   FALCON ASSET 5.050% 5/16/01                                            409,137
       425,000                   GE FINANCIAL ASSURANCE 4.850% 5/18/01                                  424,027
       400,000                   GOLDMAN SACHS GROUP 5.010% 5/18/01                                     399,138
       400,000                   GREYHAWK FUNDING 5.280% 5/23/01                                        398,904
       450,000                   HUBBELL INC 4.700% 5/1/01                                              450,000
       500,000                   KFW INTERNATIONAL FINANCE 5.000% 5/2/01                                499,930
       343,000                   KITTY HAWK 4.290% 6/22/01                                              340,875
       400,000                   MERRILL LYNCH & CO 4.980% 5/11/01                                      399,446
       400,000                   MORGAN STANLEY DEAN WITTER & CO 4.730% 6/11/01                         397,845
       100,000                   NATIONAL RURAL UTILITIES 6.630% 5/23/01                                 99,726
       419,000                   PFIZER INC 4.450% 5/9/01                                               418,586
       400,000                   PRUDENTIAL FDG 5.160% 5/11/01                                          399,469
       355,000                   SIEMENS CAPITAL 4.900% 5/14/01                                         354,372
       325,000                   VERIZON GLOBAL 5.180% 5/7/01                                           324,725
       425,000                   WINDMILL FUNDING 144A 5.000% 5/3/01**                                  424,882
                                                                                                ---------------
TOTAL COMMERCIAL PAPER (COST $8,680,757)                                                              8,681,174

TOTAL INVESTMENTS AT VALUE 94.99% (COST $34,008,443)                                                 34,112,186

OTHER ASSETS IN EXCESS OF LIABILITIES 5.01%                                                           1,798,439

                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    35,910,625
                                                                                                ===============

--------------------------------
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $2,723,243 or 7.6% of net assets.

FRN       Floating Rate Note

MTN       Medium Term Note

STEP BOND Coupon rate increases in increments to maturity. Rate disclosed is as of April 2001. Maturity date disclosed is the ultimate maturity.

              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
               STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2001

------------------------------------------------------------------------------------------------------------------------
                                                                                                 CIF             CIF
                                                                                             CORE EQUITY      SMALL CAP
                                                                                                 FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost ..............................................................   $  98,373,714    $  54,921,325
      Net unrealized appreciation (depreciation) .......................................      (1,997,558)       1,692,604
                                                                                           -------------    -------------
   Total investments at value ..........................................................      96,376,156       56,613,929
   Cash ................................................................................       8,679,828        2,191,127
   Foreign currency at value (1) .......................................................            --               --
   Receivable for investments sold .....................................................         338,519          727,004
   Receivable for Fund shares sold .....................................................         375,000           50,000
   Receivable for expense reimbursement ................................................          53,476           40,217
   Dividend and Interest receivable ....................................................          85,342           14,201
   Tax reclaim receivable ..............................................................            --               --
   Receivable for premium on written options ...........................................            --               --
   Receivable for daily variation margin on open financial futures contracts ...........            --               --
   Receivable for open forward foreign currency contracts ..............................            --               --
                                                                                           -------------    -------------
      Total Assets .....................................................................     105,908,321       59,636,478
                                                                                           -------------    -------------

LIABILITIES:

   Payable for investments purchased ...................................................         880,205        1,149,419
   Payable for Fund shares redeemed ....................................................            --               --
   Payable for open forward foreign currency contracts..................................
   Written options at value (Premiums received $111,361) ...............................            --               --
   Payable to affiliate for Director's fees ............................................           1,238            1,238
   Advisory fee payable ................................................................         118,054          144,596
   Accrued expenses and other payables .................................................          95,522           74,094
                                                                                           -------------    -------------
      Total Liabilities ................................................................       1,095,019        1,369,347
                                                                                           -------------    -------------
NET ASSETS .............................................................................   $ 104,813,302    $  58,267,131
                                                                                           =============    =============

NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value .....................................................   $      10,960    $       6,066
   Paid-in capital .....................................................................     108,754,932       60,567,925
   Undistributed net investment income .................................................           8,230             --
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold       (1,963,262)      (3,999,464)
   Net unrealized appreciation (depreciation) (computed on the basis of identified cost)      (1,997,558)       1,692,604
                                                                                           -------------    -------------
TOTAL NET ASSETS .......................................................................   $ 104,813,302    $  58,267,131
                                                                                           =============    =============

SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE) .....................      10,959,868        6,065,808

NET ASSET VALUE
   Redemption and offering price per share .............................................   $        9.56    $        9.61
                                                                                           =============    =============

(1) Cost of cash denominated in foreign currencies: ....................................            --               --

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
               STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2001

-------------------------------------------------------------------------------------------------------------------------
                                                                                                CIF              CIF
                                                                                              SMALL CAP     INTERNATIONAL
                                                                                             VALUE FUND      EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost ..............................................................   $  58,508,226   $  98,733,522
      Net unrealized appreciation (depreciation) .......................................       2,416,944      (4,857,520)
                                                                                           -------------    -------------
   Total investments at value ..........................................................      60,925,170      93,876,002
   Cash ................................................................................       4,214,040       4,084,612
   Foreign currency at value (1) .......................................................            --           949,329
   Receivable for investments sold .....................................................       1,816,974         467,591
   Receivable for Fund shares sold .....................................................          50,000            --
   Receivable for expense reimbursement ................................................          39,837          56,524
   Dividend and Interest receivable ....................................................          70,710         242,346
   Tax reclaim receivable ..............................................................              11          22,552
   Receivable for premium on written options ...........................................            --              --
   Receivable for daily variation margin on open financial futures contracts ...........            --              --
   Receivable for open forward foreign currency contracts ..............................            --            88,221
                                                                                           -------------    -------------
      Total Assets .....................................................................      67,116,742      99,787,177
                                                                                           -------------    -------------

LIABILITIES:
   Payable for investments purchased ...................................................       1,722,252         545,469
   Payable for Fund shares redeemed ....................................................            --            22,262
   Written options at value (Premiums received $111,361) ...............................            --              --
   Payable for open forward foreign currency contracts..................................            --            33,736
   Payable to affiliate for Director's fees ............................................           1,238           1,238
   Advisory fee payable ................................................................         159,702         190,008
   Accrued expenses and other payables .................................................          74,969         107,786
                                                                                           -------------    -------------
      Total Liabilities ................................................................       1,958,161         900,499
                                                                                           -------------    -------------
NET ASSETS .............................................................................   $  65,158,581   $  98,886,678
                                                                                           =============   ==============

NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value .....................................................   $       6,076   $      10,555
   Paid-in capital .....................................................................      60,755,159     105,547,494
   Undistributed net investment income .................................................          12,997         397,571
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold        1,967,405      (2,192,304)
   Net unrealized appreciation (depreciation) (computed on the basis of identified cost)       2,416,944      (4,876,638)
                                                                                           -------------    -------------
TOTAL NET ASSETS .......................................................................   $  65,158,581   $  98,886,678
                                                                                           =============   ==============

SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE) .....................       6,075,730      10,554,643

NET ASSET VALUE
   Redemption and offering price per share .............................................   $       10.72   $        9.37
                                                                                           =============   ==============
(1) Cost of cash denominated in foreign currencies: ....................................            --         1,019,331

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  CIF              CIF
                                                                                               CORE PLUS    INFLATION-INDEXED
                                                                                               BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost ..............................................................   $ 122,829,429    $ 203,059,654
      Net unrealized appreciation (depreciation) .......................................        (911,514)       2,456,665
                                                                                           -------------    -------------
   Total investments at value ..........................................................     121,917,915      205,516,319
   Cash ................................................................................      53,343,077        1,411,463
   Foreign currency at value (1) .......................................................         149,717             --
   Receivable for investments sold .....................................................       1,060,386       32,730,427
   Receivable for Fund shares sold .....................................................         500,000      161,610,428
   Receivable for expense reimbursement ................................................          62,181          131,882
   Dividend and Interest receivable ....................................................       1,390,538        1,334,186
   Tax reclaim receivable ..............................................................            --               --
   Receivable for premium on written options ...........................................             355             --
   Receivable for daily variation margin on open financial futures contracts ...........           7,811             --
   Receivable for open forward foreign currency contracts ..............................            --               --
                                                                                           -------------    -------------
      Total Assets .....................................................................     178,431,980      402,734,705
                                                                                           -------------    -------------

LIABILITIES:

   Payable for investments purchased ...................................................      45,873,820       30,524,093
   Payable for Fund shares redeemed ....................................................            --         96,610,428
   Written options at value (Premiums received $111,361) ...............................          73,375             --
   Payable to affiliate for Director's fees ............................................           1,238            1,238
   Advisory fee payable ................................................................         105,195           91,367
   Accrued expenses and other payables .................................................         113,386          165,761
                                                                                           -------------    -------------
      Total Liabilities ................................................................      46,167,014      127,392,887
                                                                                           -------------    -------------
NET ASSETS .............................................................................   $ 132,264,966    $ 275,341,818
                                                                                           =============   ==============

NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value .....................................................   $     513,183    $      26,381
   Paid-in capital .....................................................................     132,187,336      266,188,886
   Undistributed net investment income .................................................         177,201        1,944,970
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold          336,273        4,724,916
   Net unrealized appreciation (depreciation) (computed on the basis of identified cost)        (949,027)       2,456,665
                                                                                           -------------    -------------
TOTAL NET ASSETS .......................................................................   $ 132,264,966    $ 275,341,818
                                                                                           =============   ==============

SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE) .....................      13,232,601       26,463,626

NET ASSET VALUE
   Redemption and offering price per share .............................................   $       10.00    $       10.40
                                                                                           =============   ==============

(1) Cost of cash denominated in foreign currencies: ....................................          59,660             --

-------------------------------------------------------------------------------------------------------------------------
                                                                                                CIF              CIF
                                                                                            LOW DURATION    SHORT DURATION
                                                                                              BOND FUND         FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost ..............................................................   $  98,737,194   $  34,008,443
      Net unrealized appreciation (depreciation) .......................................         618,835         103,743
                                                                                           -------------    -------------
   Total investments at value ..........................................................      99,356,029      34,112,186
   Cash ................................................................................       2,795,882       1,500,984
   Foreign currency at value (1) .......................................................            --              --
   Receivable for investments sold .....................................................         129,502         412,687
   Receivable for Fund shares sold .....................................................            --              --
   Receivable for expense reimbursement ................................................          53,127            --
   Dividend and Interest receivable ....................................................         695,467         225,385
   Tax reclaim receivable ..............................................................            --              --
   Receivable for premium on written options ...........................................            --              --
   Receivable for daily variation margin on open financial futures contracts ...........            --              --
   Receivable for open forward foreign currency contracts ..............................            --              --
                                                                                           -------------    -------------
      Total Assets .....................................................................     103,030,007      36,251,242
                                                                                           -------------    -------------

LIABILITIES:
   Payable for investments purchased ...................................................       1,792,482         250,000
   Payable for Fund shares redeemed ....................................................            --              --
   Written options at value (Premiums received $111,361) ...............................            --              --
   Payable to affiliate for Director's fees ............................................           1,238            --
   Advisory fee payable ................................................................          68,875           2,316
   Accrued expenses and other payables .................................................         100,644          88,301
                                                                                           -------------    -------------
      Total Liabilities ................................................................       1,963,239         340,617
                                                                                           -------------    -------------
NET ASSETS .............................................................................   $ 101,066,768   $  35,910,625
                                                                                           =============   ==============

NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value .....................................................   $      10,005   $       3,560
   Paid-in capital .....................................................................     100,040,350      35,758,620
   Undistributed net investment income .................................................            --            16,631
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold          397,578          28,071
   Net unrealized appreciation (depreciation) (computed on the basis of identified cost)         618,835         103,743
                                                                                           -------------    -------------
TOTAL NET ASSETS .......................................................................   $ 101,066,768   $  35,910,625
                                                                                           =============   ==============

SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE) .....................      10,004,961       3,560,353

NET ASSET VALUE
   Redemption and offering price per share .............................................   $       10.10   $       10.09
                                                                                           =============   ==============

(1) Cost of cash denominated in foreign currencies: ....................................            --              --

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
          STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2001

----------------------------------------------------------------------------------------------
                                                                       CIF            CIF
                                                                   CORE EQUITY     SMALL CAP
                                                                     FUND(a)     GROWTH FUND(a)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...................................................   $    176,678    $     66,467
   Dividends (1) ..............................................        341,172          36,514
                                                                  ------------    ------------
      Total investment income .................................        517,850         102,981
                                                                  ------------    ------------

EXPENSES

   Advisory fees ..............................................        143,571         170,233
   Directors' fees and expenses ...............................          1,686           1,686
   Professional ...............................................         44,834          45,000
   Custodian and fund accounting ..............................         19,143          11,349
   Printing and postage .......................................         13,388           8,230
   Distribution and service ...................................          3,191           1,892
   Insurance premiums .........................................            545             324
   Registration ...............................................         27,682          15,656
   Miscellaneous ..............................................            491             491
                                                                  ------------    ------------
      Total expenses before reimbursement .....................        254,531         254,861
      Less expense reimbursements .............................        (78,993)        (65,854)
                                                                  ------------    ------------
      Total expenses net of expense reimbursements ............        175,538         189,007
                                                                  ------------    ------------
NET INVESTMENT INCOME (LOSS) ..................................        342,312         (86,026)
                                                                  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
      Investments sold ........................................     (1,963,262)     (3,999,464)
      Financial futures contracts .............................           --              --
      Written options .........................................           --              --
      Interest rate swap contracts ............................           --              --
      Foreign currency transactions ...........................           --              --
                                                                  ------------    ------------
   Total net realized gain (loss) .............................     (1,963,262)     (3,999,464)
                                                                  ------------    ------------
   Change in unrealized appreciation (depreciation) on
      Investments .............................................     (1,997,558)      1,692,604
      Financial futures contracts .............................           --              --
      Written options .........................................           --              --
      Foreign currency translations ...........................           --              --
                                                                  ------------    ------------
   Total net change in unrealized appreciation (depreciation) .     (1,997,558)      1,692,604
                                                                  ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................     (3,960,820)     (2,306,860)
                                                                  ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (3,618,508)   $ (2,392,886)
                                                                  ============    ============
(1) Dividend income is net of withholding taxes of: ...........   $       --      $       --

(a) Fund commenced operations on January 2, 2001.
(b) Fund commenced operations on May 1, 2000.

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
          STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                        CIF            CIF             CIF             CIF
                                                                     SMALL CAP    INTERNATIONAL     CORE PLUS   INFLATION-INDEXED
                                                                   VALUE FUND(a)  EQUITY FUND(a)   BOND FUND(a)    BOND FUND(a)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...................................................   $     91,043    $    202,823    $  1,952,069    $  4,408,125
   Dividends (1) ..............................................        315,178         493,103            --              --
                                                                  ------------    ------------    ------------    ------------
      Total investment income .................................        406,221         695,926       1,952,069       4,408,125
                                                                  ------------    ------------    ------------    ------------

EXPENSES
   Advisory fees ..............................................        185,073         224,890         134,944          91,367
   Directors' fees and expenses ...............................          1,686           1,686           1,686           1,686
   Professional ...............................................         45,000          45,000          45,000          45,000
   Custodian and fund accounting ..............................         12,338          32,127          30,845          48,710
   Printing and postage .......................................          8,509          13,529          14,648          22,485
   Distribution and service ...................................          1,705           3,213           3,856           6,089
   Insurance premiums .........................................            352             550             659           1,040
   Registration ...............................................         15,681          26,881          33,541          67,292
   Miscellaneous ..............................................            491             491             491             491
                                                                  ------------    ------------    ------------    ------------
      Total expenses before reimbursement .....................        270,835         348,367         265,670         284,160
      Less expense reimbursements .............................        (65,207)        (91,406)        (91,930)       (131,882)
                                                                  ------------    ------------    ------------    ------------
      Total expenses net of expense reimbursements ............        205,628         256,961         173,740         152,278
                                                                  ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ..................................        200,593         438,965       1,778,329       4,255,847
                                                                  ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
      Investments sold ........................................      1,967,405      (2,189,635)       (279,956)      2,909,874
      Financial futures contracts .............................           --              --           170,788            --
      Written options .........................................           --              --            92,970            --
      Interest rate swap contracts ............................           --              --            52,690            --
      Foreign currency transactions ...........................           --           383,399         265,537            --
                                                                  ------------    ------------    ------------    ------------
   Total net realized gain (loss) .............................      1,967,405      (1,806,236)        302,029       2,909,874
                                                                  ------------    ------------    ------------    ------------
   Change in unrealized appreciation (depreciation) on
      Investments .............................................      2,416,944      (4,857,520)       (911,514)      2,456,665
      Financial futures contracts .............................           --              --          (165,556)           --
      Written options .........................................           --              --            37,986            --
      Foreign currency translations ...........................           --           (19,118)         90,057            --
                                                                  ------------    ------------    ------------    ------------
   Total net change in unrealized appreciation (depreciation) .      2,416,944      (4,876,638)       (949,027)      2,456,665
                                                                  ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................      4,384,349      (6,682,874)       (646,998)      5,366,539
                                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  4,584,942    $ (6,243,909)   $  1,131,331    $  9,622,386
                                                                  ============    ============    ============    ============
(1) Dividend income is net of withholding taxes of: ...........   $         61    $     49,437    $       --      $       --
-------------------------------------------------------------------------------------------------
                                                                        CIF             CIF
                                                                  LOW DURATION     SHORT DURATION
                                                                  BOND FUND(a)       FUND(b)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...................................................  $  2,025,419     $  1,302,588
   Dividends (1) ..............................................          --               --
                                                                 ------------     ------------
      Total investment income .................................     2,025,419        1,302,588
                                                                 ------------     ------------

EXPENSES
   Advisory fees ..............................................        98,919           40,040
   Directors' fees and expenses ...............................         1,686           21,304
   Professional ...............................................        45,000           45,000
   Custodian and fund accounting ..............................        26,378            6,004
   Printing and postage .......................................        13,229            2,070
   Distribution and service ...................................         3,298              967
   Insurance premiums .........................................           565            8,166
   Registration ...............................................        25,504           26,892
   Miscellaneous ..............................................           491            1,808
                                                                 ------------     ------------
      Total expenses before reimbursement .....................       215,070          152,251
      Less expense reimbursements .............................       (83,171)         (99,455)
                                                                 ------------     ------------
      Total expenses net of expense reimbursements ............       131,899           52,796
                                                                 ------------     ------------
NET INVESTMENT INCOME (LOSS) ..................................     1,893,520        1,249,792
                                                                 ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on --
      Investments sold ........................................       416,313           55,837
      Financial futures contracts .............................          --               --
      Written options .........................................          --               --
      Interest rate swap contracts ............................          --               --
      Foreign currency transactions ...........................          --               --
                                                                 ------------     ------------
   Total net realized gain (loss) .............................       416,313           55,837
                                                                 ------------     ------------
   Change in unrealized appreciation (depreciation) on --
      Investments .............................................       618,835          103,743
      Financial futures contracts .............................          --               --
      Written options .........................................          --               --
      Foreign currency translations ...........................          --               --
                                                                 ------------     ------------
   Total net change in unrealized appreciation (depreciation) .       618,835          103,743
                                                                 ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................     1,035,148          159,580
                                                                 ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $  2,928,668     $  1,409,372
                                                                 ============     ============
(1) Dividend income is net of withholding taxes of: ...........  $       --       $       --

(a) Fund commenced operations on January 2, 2001.
(b) Fund commenced operations on May 1, 2000.

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
     STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD ENDED APRIL 30, 2001

                                                                            CIF                 CIF
                                                                         CORE EQUITY         SMALL CAP
                                                                            FUND             GROWTH FUND
--------------------------------------------------------------------------------------------------------
                                                                         PERIOD ENDED       PERIOD ENDED
                                                                           APRIL 30,          APRIL 30,
                                                                            2001(a)            2001(a)
--------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD ...................................   $        --      $        --
                                                                        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .....................................         342,312          (86,026)
   Net realized gain (loss) on investments, financial
     futures contacts, options, and foreign currency transactions ...      (1,963,262)      (3,999,464)
   Net change in unrealized appreciation (depreciation) of
     investments, financial futures contacts, options, and foreign
     currency transactions ..........................................      (1,997,558)       1,692,604
                                                                        -------------    -------------
      Net increase (decrease) in net assets resulting from operations      (3,618,508)      (2,392,886)
                                                                        -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................        (334,082)            --
   Net realized gain ................................................            --               --
                                                                        -------------    -------------
      Total distributions ...........................................        (334,082)            --
                                                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares .................................     108,737,914       60,660,017
   Issued to shareholders in reinvestment of distributions ..........          27,978             --
   Cost of shares repurchased .......................................            --               --
                                                                        -------------    -------------
   Net increase from capital share transactions .....................     108,765,892       60,660,017
                                                                        -------------    -------------
      Total increase in net assets ..................................     104,813,302       58,267,131
                                                                        -------------    -------------
NET ASSETS AT END OF PERIOD .........................................   $ 104,813,302    $  58,267,131
                                                                        =============    =============
Undistributed net investment income .................................   $       8,230    $        --
                                                                        =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
SHARES OUTSTANDING AT BEGINNING OF PERIOD ...........................            --               --
                                                                        -------------    -------------
   Sold .............................................................      10,956,948        6,065,808
   Issued to shareholders in reinvestment of distributions ..........           2,920             --
   Repurchased ......................................................            --               --
                                                                        -------------    -------------
   Net increase in shares outstanding ...............................      10,959,868        6,065,808
                                                                        -------------    -------------
SHARES OUTSTANDING AT END OF PERIOD .................................      10,959,868        6,065,808
                                                                        =============    =============

(a) Fund commenced operations on January 2, 2001.
(b) Fund commenced operations on May 1, 2000.


                                          See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
     STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD ENDED APRIL 30, 2001

-----------------------------------------------------------------------------------------------------------------------
                                                                             CIF               CIF            CIF
                                                                           SMALL CAP      INTERNAIONAL     CORE PLUS
                                                                          VALUE FUND       EQUITY FUND     BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                         PERIOD ENDED      PERIOD ENDED    PERIOD ENDED
                                                                           APRIL 30,         APRIL 30,       APRIL 30,
                                                                            2001(a)           2001(a)         2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD ...................................   $        --      $        --      $        --
                                                                        -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .....................................         200,593          438,965        1,778,329
   Net realized gain (loss) on investments, financial
     futures contacts, options, and foreign currency transactions ...       1,967,405       (1,806,236)         302,029
   Net change in unrealized appreciation (depreciation) of
     investments, financial futures contacts, options, and foreign
     currency transactions ..........................................       2,416,944       (4,876,638)        (949,027)
                                                                        -------------    -------------    -------------
      Net increase (decrease) in net assets resulting from operations       4,584,942       (6,243,909)       1,131,331
                                                                        -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................        (187,596)        (427,462)      (1,566,884)
   Net realized gain ................................................            --               --               --
                                                                        -------------    -------------    -------------
      Total distributions ...........................................        (187,596)        (427,462)      (1,566,884)
                                                                        -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares .................................      60,761,219      106,337,307      142,085,496
   Issued to shareholders in reinvestment of distributions ..........              16           22,425          196,502
   Cost of shares repurchased .......................................            --           (801,683)      (9,581,479)
                                                                        -------------    -------------    -------------
   Net increase from capital share transactions .....................      60,761,235      105,558,049      132,700,519
                                                                        -------------    -------------    -------------
      Total increase in net assets ..................................      65,158,581       98,886,678      132,264,966
                                                                        -------------    -------------    -------------
NET ASSETS AT END OF PERIOD .........................................   $  65,158,581    $  98,886,678    $ 132,264,966
                                                                        =============    =============    =============
Undistributed net investment income .................................   $      12,997    $     397,571    $     177,201
                                                                        =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
SHARES OUTSTANDING AT BEGINNING OF PERIOD ...........................            --               --               --
                                                                        -------------    -------------    -------------
   Sold .............................................................       6,075,728       10,565,649       14,162,731
   Issued to shareholders in reinvestment of distributions ..........               2            2,406           19,571
   Repurchased ......................................................            --            (13,412)        (949,701)
                                                                        -------------    -------------    -------------
   Net increase in shares outstanding ...............................       6,075,730       10,554,643       13,232,601
                                                                        -------------    -------------    -------------
SHARES OUTSTANDING AT END OF PERIOD .................................       6,075,730       10,554,643       13,232,601
                                                                        =============    =============    =============
-------------------------------------------------------------------------------------------------------------------------
                                                                             CIF              CIF               CIF
                                                                      INFLATION-INDEXED   LOW DURATION     SHORT DURATION
                                                                          BOND FUND        BOND FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                        PERIOD ENDED      PERIOD ENDED     PERIOD ENDED
                                                                          APRIL 30,         APRIL 30,        APRIL 30,
                                                                           2001(a)           2001(a)          2001(b)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS AT BEGINNING OF PERIOD ...................................   $        --      $        --      $  10,200,000
                                                                        -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .....................................       4,255,847        1,893,520        1,249,792
   Net realized gain (loss) on investments, financial
     futures contacts, options, and foreign currency transactions ...       2,909,874          416,313           55,837
   Net change in unrealized appreciation (depreciation) of
     investments, financial futures contacts, options, and foreign
     currency transactions ..........................................       2,456,665          618,835          103,743
                                                                        -------------    -------------    -------------
      Net increase (decrease) in net assets resulting from operations       9,622,386        2,928,668        1,409,372
                                                                        -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................      (2,310,877)      (1,912,255)      (1,241,691)
   Net realized gain ................................................            --               --            (19,236)
                                                                        -------------    -------------    -------------
      Total distributions ...........................................      (2,310,877)      (1,912,255)      (1,260,927)
                                                                        -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares .................................     365,478,550      100,050,100       31,081,074
   Issued to shareholders in reinvestment of distributions ..........         762,187              255        1,260,927
   Cost of shares repurchased .......................................     (98,210,428)            --         (6,779,821)
                                                                        -------------    -------------    -------------
   Net increase from capital share transactions .....................     268,030,309      100,050,355       25,562,180
                                                                        -------------    -------------    -------------
      Total increase in net assets ..................................     275,341,818      101,066,768       25,710,625
                                                                        -------------    -------------    -------------
NET ASSETS AT END OF PERIOD .........................................   $ 275,341,818    $ 101,066,768    $  35,910,625
                                                                        =============    =============    =============
Undistributed net investment income .................................   $   1,944,970    $        --      $      16,631
                                                                        =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
SHARES OUTSTANDING AT BEGINNING OF PERIOD ...........................            --               --          1,020,000
                                                                        -------------    -------------    -------------
   Sold .............................................................      35,833,568       10,004,936        3,090,988
   Issued to shareholders in reinvestment of distributions ..........          74,111               25          125,512
   Repurchased ......................................................      (9,444,053)            --           (676,147)
                                                                        -------------    -------------    -------------
   Net increase in shares outstanding ...............................      26,463,626       10,004,961        2,540,353
                                                                        -------------    -------------    -------------
SHARES OUTSTANDING AT END OF PERIOD .................................      26,463,626       10,004,961        3,560,353
                                                                        =============    =============    =============

(a) Fund commenced operations on January 2, 2001.
(b) Fund commenced operations on May 1, 2000.

                                          See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
      FINANCIAL HIGHLIGHTS-- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------
                                                                 CIF                CIF
                                                              CORE EQUITY      SMALL CAP GROWTH
                                                                 FUND              FUND
------------------------------------------------------------------------------------------------
                                                             FOR THE PERIOD     FOR THE PERIOD
                                                            JANUARY 2, 2001    JANUARY 2, 2001
                                                             (COMMENCEMENT      (COMMENCEMENT
                                                             OF OPERATIONS)     OF OPERATIONS)
                                                            TO APRIL 30, 2001  TO APRIL 30, 2001
------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period ....................   $        10.00    $       10.00
                                                            --------------    -------------
Income from Investment Operations:
   Net investment income (loss) .........................             0.03            (0.01)
   Net realized and unrealized gain (loss) on investments            (0.44)           (0.38)
                                                            --------------    -------------
      Total from Investment Operations: .................            (0.41)           (0.39)
                                                            --------------    -------------
Less Distributions:
   Dividends from net investment income .................            (0.03)              --
   From net realized gain on investments ................               --               --
                                                            --------------    -------------
      Total distributions ...............................            (0.03)              --
                                                            --------------    -------------
Net increase (decrease) in net asset value ..............            (0.44)           (0.39)
                                                            --------------    -------------
Net Asset Value, end of period ..........................   $         9.56    $        9.61
                                                            ==============    =============
      Total Return(a) ...................................            (4.09%)**        (3.90%)**

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period (000's) .......................   $      104,813       $   58,267
Ratios to average net assets:
   Net investment income (after reimbursement and waiver
     of certain operating expenses) .....................             1.07%*          (0.45%)*

   Net investment income (before reimbursement and waiver
     of certain operating expenses) .....................             0.80%*          (0.80%)*

   Operating expenses (after reimbursement and waiver
     of certain operating expenses) .....................             0.55%*           1.00%*

   Operating expenses (before reimbursement and waiver
     of certain operating expenses) .....................             0.82%*           1.35%*

   Portfolio Turnover Rate ..............................            20.00%**         67.62%**
------------------------------------------------------------------------------------------------

   *  Annualized.
   ** Not annualized.
   (a) Total return would have been lower had certain expenses not been waived.

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
      FINANCIAL HIGHLIGHTS-- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                CIF                CIF             CIF                CIF
                                                             SMALL CAP         INTERNATIONAL    CORE PLUS      INFLATION-INDEXED
                                                             VALUE FUND         EQUITY FUND     BOND FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIOD     FOR THE PERIOD FOR THE PERIOD     FOR THE PERIOD
                                                           JANUARY 2, 2001    JANUARY 2, 2001 JANUARY 2, 2001   JANUARY 2, 2001
                                                            (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT     (COMMENCEMENT
                                                            OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)    OF OPERATIONS)
                                                          TO APRIL 30, 2001 TO APRIL 30, 2001 TO APRIL 30, 2001 TO APRIL 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period ....................  $       10.00    $       10.00    $        10.00    $        10.00
                                                           -------------    -------------    --------------    --------------
Income from Investment Operations:
   Net investment income (loss) .........................           0.03             0.04              0.15              0.19
   Net realized and unrealized gain (loss) on investments           0.72            (0.63)            (0.02)             0.33
                                                           -------------    -------------    --------------    --------------
      Total from Investment Operations: .................           0.75            (0.59)             0.13              0.52
                                                           -------------    -------------    --------------    --------------
Less Distributions:
   Dividends from net investment income .................          (0.03)           (0.04)            (0.13)            (0.12)
   From net realized gain on investments ................            --               --                --                --
                                                           -------------    -------------    --------------    --------------
      Total distributions ...............................          (0.03)           (0.04)            (0.13)            (0.12)
                                                           -------------    -------------    --------------    --------------
Net increase (decrease) in net asset value ..............           0.72            (0.63)              --               0.40
                                                           -------------    -------------    --------------    --------------
Net Asset Value, end of period ..........................  $       10.72    $        9.37    $        10.00    $        10.40
                                                           =============    =============    ==============    ==============
      Total Return(a) ...................................           7.51%**         (5.89%)**          1.33%**           5.27%**

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period (000's) .......................  $      65,159       $   98,887       $   132,265       $   275,342
Ratios to average net assets:
   Net investment income (after reimbursement and waiver
     of certain operating expenses) .....................           0.98%*           1.37%*            4.61%*            6.99%*

   Net investment income (before reimbursement and waiver
     of certain operating expenses) .....................           0.66%*           1.08%*            4.37%*            6.77%*

   Operating expenses (after reimbursement and waiver
     of certain operating expenses) .....................           1.00%*           0.80%*            0.45%*            0.25%*

   Operating expenses (before reimbursement and waiver
     of certain operating expenses) .....................           1.32%*           1.09%*            0.69%*            0.47%*

   Portfolio Turnover Rate ..............................          54.23%**         21.34%**         356.10%**         181.67%**
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                  CIF              CIF
                                                          LOW DURATION       SHORT DURATION
                                                            BOND FUND             FUND
----------------------------------------------------------------------------------------------
                                                             FOR THE PERIOD   FOR THE PERIOD
                                                            JANUARY 2, 2001   MAY 1, 2000
                                                            (COMMENCEMENT    (COMMENCEMENT
                                                            OF OPERATIONS)    OF OPERATIONS)
                                                           TO APRIL 30, 2001 TO APRIL 30, 2001
----------------------------------------------------------------------------------------------
Net Asset Value, beginning of period ....................   $       10.00    $       10.00
                                                            -------------    -------------
Income from Investment Operations:
   Net investment income (loss) .........................            0.19             0.59
   Net realized and unrealized gain (loss) on investments            0.10             0.09
                                                            -------------    -------------
      Total from Investment Operations: .................            0.29             0.68
                                                            -------------    -------------
Less Distributions:
   Dividends from net investment income .................           (0.19)           (0.58)
   From net realized gain on investments ................            --              (0.01)
                                                            -------------    -------------
      Total distributions ...............................           (0.19)           (0.59)
                                                            -------------    -------------
Net increase (decrease) in net asset value ..............            0.10             0.09
                                                            -------------    -------------
Net Asset Value, end of period ..........................   $       10.10    $       10.09
                                                            =============    =============
      Total Return(a) ...................................            2.93%**          6.95%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period (000's) .......................   $     101,067       $   35,911
Ratios to average net assets:
   Net investment income (after reimbursement and waiver
     of certain operating expenses) .....................            5.74%*           5.93%

   Net investment income (before reimbursement and waiver
     of certain operating expenses) .....................            5.49%*           5.46%

   Operating expenses (after reimbursement and waiver
     of certain operating expenses) .....................            0.40%*           0.25%

   Operating expenses (before reimbursement and waiver
     of certain operating expenses) .....................            0.65%*           0.72%

   Portfolio Turnover Rate ..............................           73.42%**        128.96%
----------------------------------------------------------------------------------------------

   *  Annualized.
   ** Not annualized.
   (a) Total return would have been lower had certain expenses not been waived.

                     See Notes to the Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. ORGANIZATION

Commonfund Institutional Funds (the "Company") was established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Company currently consists of eight diversified series (each a "Fund" and collectively the "Funds"), CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, CIF International Equity Fund, CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund, and CIF Short Duration Fund each of which operates as a distinct investment vehicle of the Company. Commonfund Asset Management Company, Inc. ("COMANCO") manages each of the Funds. Each Fund seeks to improve the net investment returns of its shareholders with its own investment objectives and policies. There can be no assurance that any Fund will achieve its investment objective.

Fund Objectives:

CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, and
    CIF International Equity Fund seek to provide long-term capital appreciation.
CIF Core Plus Bond Fund seeks to provide high current income and price appreciation.
CIF Inflation-Indexed Bond Fund seeks to maximize real return to the extent consistent with preservation of capital and liquidity.
CIF Low Duration Bond Fund seeks to preserve capital and provide higher total return than is generally obtainable from money market instruments.
CIF Short Duration Fund seeks to provide current interest income with some price appreciation, each as consistent with liquidity and safety of principal.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions in the preparation of the financial statements. Actual results could differ from these estimates or assumptions.

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America, and are consistently followed by the Company in the preparation of its financial statements:

SECURITY VALUATION: Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments which mature in less than sixty days) are valued by an independent pricing service approved by the Board of Directors, which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

FEDERAL TAXES: Each Fund intends to continue to qualify as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, a Fund will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Certain losses incurred by a Fund between November 1 and April 30 may be deferred until the first day of the Fund's next fiscal year. Such losses are referred to as "Post-October Losses." CIF Core Equity Fund, CIF Small Cap Growth Fund and CIF International Equity Fund have elected to defer to May 1, 2001 Post-October Capital Losses of $1,621,018, $3,309,693 and $1,799,269,
respectively.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date. The dividends are paid quarterly for CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund and CIF International Equity Fund, and monthly for CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund and CIF Short Duration Fund. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on certain securities, securities received in-kind, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the components of capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

For the period ended April 30, 2001, the Funds reclassified the following book to tax basis differences:

                                          UNDISTRIBUTED              ACCUMULATED
                                         NET INVESTMENT             NET REALIZED             PAID-IN
FUND                                         INCOME                   GAIN/LOSS              CAPITAL
-------------------------------------------------------------------------------------------------------
CIF Core Equity Fund                       $       --               $        --            $       --
CIF Small Cap Growth Fund                      86,026                        --                 (86,026)
CIF Small Cap Value Fund                           --                        --                    --
CIF International Equity Fund                 386,068                  (386,068)                   --
CIF Core Plus Bond Fund                       (34,244)                   34,244                    --
CIF Inflation-Indexed Bond Fund                    --                 1,815,043            (1,815,043)
CIF Low Duration Bond Fund                     18,735                   (18,735)                   --
CIF Short Duration Fund                         8,530                    (8,530)                   --

SWAP AGREEMENTS: Certain Funds may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  -- investments, other assets and liabilities -- at the prevailing rates of exchange on the valuation date;
  -- investment transactions, investment income and expenses -- at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market prices at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on each of the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized foreign currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Funds may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in value is recorded by the Funds as unrealized gain or loss. The Funds record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. See Schedules of Investments for all open forward foreign currency contracts at April 30, 2001.

FUTURES: Certain Funds may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments. See Schedules of Investments for all open futures contracts at April 30, 2001.

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
PURCHASED AND WRITTEN OPTIONS: Certain Funds may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price. The writer of an option may incur losses in excess of the amounts included on the Statement of Assets and Liabilities.

Certain Funds may purchase call and put options on their portfolio securities or other financial instruments. The Funds may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Funds may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the prices of options relating to the securities purchased or sold by the Funds and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

3.   INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Company has retained the services of COMANCO, an indirect wholly owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"), as investment manager. COMANCO exercises overall responsibility for supervision of the investment program for the Funds but has contracted out the day-to-day management of the investment operations of the Funds to sub-advisers, who are compensated by COMANCO. As compensation for the services rendered by COMANCO under the investment advisory agreement with the Company, COMANCO receives a fee from the Funds, which is computed daily and generally paid monthly. The Funds pay COMANCO an annual fee shown as a percentage of average net assets for its services, as follows:

FUND                                         EFFECTIVE RATE

CIF Core Equity Fund                              0.45%
CIF Small Cap Growth Fund                         0.90%
CIF Small Cap Value Fund                          0.90%
CIF International Equity Fund                     0.70%
CIF Core Plus Bond Fund                           0.35%
CIF Inflation-Indexed Bond Fund                0.15-- 0.35%*
CIF Low Duration Bond Fund                        0.30%
CIF Short Duration Fund                           0.19%

* The Investment Advisory Fees vary with Fund performance. The total advisory fee payable by the Fund will be 0.25% (25 basis points) per annum of assets under management if the return of the Fund is 50 basis points above the Lehman U.S. TIPS Index for the prior twelve months ("fulcrum point"), and will vary upwards or downwards by an amount equal to 20% of any performance above or below the fulcrum point. In no event will the fee exceed 35 basis points or decline below 15 basis points.

The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. provides general fund administration services to the Funds including fund administration, fund accounting, custody and transfer agent services.

The Company has entered into a distribution agreement with Commonfund Securities, Inc. ("Commonfund Securities"), an indirect wholly owned subsidiary of Commonfund and an affiliate of COMANCO, to serve as principal distributor for shares of each Fund. COMANCO has agreed to pay Commonfund Securities for services rendered to the Company and thus the Funds are not charged for these services.

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
The Company pays each Director, other than Directors that are officers of COMANCO, an annual fee of $8,000 plus reimbursement of out-of-pocket expenses.

As of the Fund's commencement of operations, the CIF Inflation-Indexed Bond Fund received securities in-kind from another investment fund that was also advised by COMANCO. For accounting purposes, the cost of such securities to the CIF Inflation-Indexed Bond Fund was based upon the market value of such securities as of the preceding day's close of business. The total value of securities received in-kind was $257,589,599.

4.   PRINCIPAL SHAREHOLDERS

The following table shows certain concentrations of principal shareholders of each Fund as of April 30, 2001. Investment activities of these shareholders could have a material effect on the Fund.

                                          SHAREHOLDERS
                                      HOLDING IN EXCESS OF           TOTAL % OF              TOTAL %
                                          10% OF FUND'S               PRINCIPAL           OWNERSHIP BY
FUND                                   OUTSTANDING SHARES           SHAREHOLDERS           COMMONFUND
------------------------------------------------------------------------------------------------------
CIF Core Equity Fund                          1                          91.2%                91.2%
CIF Small Cap Growth Fund                     1                          99.9%                99.9%
CIF Small Cap Value Fund                      1                          99.9%                99.9%
CIF International Equity Fund                 1                          94.7%                94.7%
CIF Core Plus Bond Fund                       2                          93.5%                75.6%
CIF Inflation-Indexed Bond Fund               1                          58.7%                58.7%
CIF Low Duration Bond Fund                    1                          99.9%                99.9%
CIF Short Duration Fund                       3                          77.0%                22.4%

5.   EXPENSE LIMITATIONS AND UNDERTAKINGS

COMANCO has contractually agreed that it will waive its fee or reimburse the Funds for expenses so long as it serves as investment manager of a Fund to the extent necessary to maintain each individual Fund's total operating expenses from exceeding a certain percentage of average daily net assets per year stated in the following table. This agreement may be amended only with the approval of the Board of Directors of the Company.

                                          MAXIMUM OPERATING
                                         EXPENSES AS A % OF
FUND                                  AVERAGE DAILY NET ASSETS
----                                  ------------------------
CIF Core Equity Fund                              0.55%
CIF Small Cap Growth Fund                         1.00%
CIF Small Cap Value Fund                          1.00%
CIF International Equity Fund                     0.80%
CIF Core Plus Bond Fund                           0.45%
CIF Inflation-Indexed Bond Fund                   0.25%
CIF Low Duration Bond Fund                        0.40%
CIF Short Duration Fund                           0.25%

COMANCO has undertaken to pay all of the organizational expenses of the Company.

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended April 30, 2001 were as follows:

LONG-TERM PURCHASES
-------------------
FUND                                U.S. GOVERNMENT        NON-GOVERNMENT               TOTAL
----                                ---------------        --------------               -----
CIF Core Equity Fund             $             --           $118,782,067            $118,782,067
CIF Small Cap Growth Fund                      --             97,027,519              97,027,519
CIF Small Cap Value Fund                       --             89,218,663              89,218,663
CIF International Equity Fund                  --            119,099,553             119,099,553
CIF Core Plus Bond Fund               231,468,363             91,732,226             323,200,589
CIF Inflation-Indexed Bond Fund       501,021,138             64,681,414             565,702,552
CIF Low Duration Bond Fund             88,960,271             71,897,104             160,857,375
CIF Short Duration Fund                16,418,533             38,064,937              54,483,470

LONG-TERM SALES
---------------
FUND                                U.S. GOVERNMENT        NON-GOVERNMENT               TOTAL
----                                ---------------        --------------               -----
CIF Core Equity Fund             $             --            $18,480,375            $ 18,480,375
CIF Small Cap Growth Fund                      --             37,535,538              37,535,538
CIF Small Cap Value Fund                       --             32,725,079              32,725,079
CIF International Equity Fund                  --             19,051,500              19,051,500
CIF Core Plus Bond Fund               180,419,653             57,210,812             237,630,465
CIF Inflation-Indexed Bond Fund       302,886,096             65,401,062             368,287,158
CIF Low Duration Bond Fund             57,698,547              9,689,820              67,388,367
CIF Short Duration Fund                11,688,860              7,818,420              19,507,280

At April 30, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation ( depreciation ) of investments for federal income tax purposes for each Fund was as follows:

                                      FEDERAL            GROSS              GROSS         NET UNREALIZED
                                      INCOME          UNREALIZED         UNREALIZED        APPRECIATION/
FUND                                 TAX COST        APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
----                                 --------        ------------      --------------     --------------
CIF Core Equity Fund               $  98,715,958      $4,977,176       $(7,316,978)        $(2,339,802)
CIF Small Cap Growth Fund             55,611,096       5,423,306        (4,420,473)          1,002,833
CIF Small Cap Value Fund              58,818,232       4,486,252        (2,379,314)          2,106,938
CIF International Equity Fund         99,204,122       2,787,918        (8,116,038)         (5,328,120)
CIF Core Plus Bond Fund              122,901,114         270,257        (1,253,456)           (983,199)
CIF Inflation-Indexed Bond Fund      203,091,456       2,424,863                --           2,424,863
CIF Low Duration Bond Fund            98,737,194         729,042          (110,207)            618,835
CIF Short Duration Fund               34,008,443         112,122            (8,379)            103,743

                         COMMONFUND INSTITUTIONAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
7. WRITTEN OPTIONS

The following table summarizes the written option transactions for CIF Core Plus Bond Fund for the period ended April 30, 2001:

Core Plus Bond Fund
-------------------
                                             PUTS                              CALLS
                                             ----                              -----
                                 Contracts          Premiums        Contracts         Premiums
                                 ---------          --------        ---------         --------
Outstanding, beginning of
period                               --             $     --            --           $       --
Options written                     151               78,274           427              218,966
Options closed                      136               67,005           202              117,794
Options exercised                    --                   --            --                   --
Options expired                      --                   --             9                1,080
Options sold                         --                   --            --                   --
                                 --------------------------------------------------------------
Outstanding, end of period           15              $11,269           216             $100,092
                                 ==============================================================

                         COMMONFUND INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's period ended April 30, 2001 qualified for the dividends received deduction, as follows:

FUND                                              AMOUNT
----                                              ------
CIF Core Equity Fund                               93.11%
CIF Small Cap Value Fund                           12.30%
CIF International Equity Fund                       0.14%

CIF International Equity Fund paid foreign taxes available for pass through to shareholders of $44,586 or $0.0047 per share, and the Fund recognized $745,363 of gross foreign source income during the year ended April 30, 2001.

                         COMMONFUND INSTITUTIONAL FUNDS
                               INVESTMENT MANAGERS
-------------------------------------------------------------------------------
COMMONFUND INSTITUTIONAL FUNDS

CIF CORE EQUITY FUND
Advanced Investment Technology, Inc., Clearwater, FL
Iridian Asset Management LLC, Westport, CT
John A. Levin & Co., Inc., New York, NY
Marsico Capital Management LLC, Denver, CO
SSgA Funds Management, Inc., Boston, MA

CIF SMALL CAP GROWTH FUND
Artisan Partners, L.P., Milwaukee, WI
CapitalWorks Investment Partners, San Diego, CA
Constitution Research & Management, LLC, Boston, MA
GlobeFlex Capital, L.P., San Diego, CA
Veredus Asset Management, LLC, Louisville, KY

CIF SMALL CAP VALUE FUND
High Rock Capital LLC, Boston, MA
Martingale Asset Management, L.P., Boston, MA
NorthPointe Capital LLC, Troy, MI
Shapiro Capital Management Company, Inc., Atlanta, GA
Skyline Asset Management, L.P., Chicago, IL

CIF INTERNATIONAL EQUITY FUND
Capital Guardian Trust Company, Los Angeles, CA
Grantham, Mayo, Van Otterloo & Co., LLC, Boston, MA
TT International Investment Management, London, England

CIF CORE PLUS BOND FUND
Western Asset Management Company, Pasadena, CA

CIF INFLATION-INDEX BOND FUND
Western Asset Management Company, Pasadena, CA

CIF LOW DURATION BOND FUND
Metropolitan West Asset Management, Los Angeles, CA
Seix Investment Advisors, Woodcliff Lake, NJ

CIF SHORT DURATION FUND
Wellington Management Company, LLP, Boston, MA
Western Asset Management Company, Pasadena, CA

CUSTODIAN
INVESTORS BANK & TRUST COMPANY, BOSTON, MA

                        COMMONFUND INSTITUTIONAL FUNDS
                             INVESTMENT MANAGERS
-------------------------------------------------------------------------------
COMMONFUND INSTITUTIONAL FUNDS

CIF CORE EQUITY FUND
CIF SMALL CAP GROWTH FUND
CIF SMALL CAP VALUE FUND
CIF INTERNATIONAL EQUITY FUND
CIF CORE PLUS BOND FUND
CIF INFLATION-INDEX BOND FUND
CIF LOW DURATION BOND FUND
CIF SHORT DURATION FUND

ADVANCED INVESTMENT TECHNOLOGY, INC. ("AIT") acts as Sub-Adviser to the CIF Core Equity Fund. As of April 30, 2001, AIT had approximately $770.0 million in assets under management.

ARTISAN PARTNERS, L.P. ("Artisan") acts as Sub-Adviser to the CIF Small Cap Growth Fund. As of April 30, 2001, Artisan had approximately $12.0 billion in assets under management.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian") acts as Sub-Adviser to the CIF International Equity Fund. As of March 31, 2001, Capital Guardian had approximately $112.7 billion in assets under management.

CAPITALWORKS INVESTMENT PARTNERS ("CapitalWorks") acts as Sub-Adviser to the CIF Small Cap Growth Fund. As of April 30, 2001, CapitalWorks had approximately $1.1 billion in assets under management.

CONSTITUTION RESEARCH & MANAGEMENT, INC. ("Constitution Research") acts as Sub-Adviser to the CIF Small Cap Growth Fund. As of April 30, 2001, Constitution Research had approximately $581.0 million in assets under management.

GLOBEFLEX CAPITAL, L.P. ("GlobeFlex Capital") acts as Sub-Adviser to the CIF Small Cap Growth Fund. As of April 30, 2001, GlobeFlex Capital had approximately $850.0 million in assets under management.

GRANTHAM, MAYO, VAN OTTERLOO & COMPANY LLC ("GMO") acts as Sub-Adviser to the CIF International Equity Fund. As of April 30, 2001, GMO had approximately $22.0 billion in assets under management.

HIGH ROCK CAPITAL LLC ("High Rock Capital") acts as Sub-Adviser to the CIF Small Cap Value Fund. As of April 30, 2001, High Rock Capital had approximately $2.3 billion in assets under management.

IRIDIAN ASSET MANAGEMENT LLC ("Iridian") acts as Sub-Adviser to the CIF Core Equity Fund. As of April 30, 2001, Iridian had approximately $11.2 billion in assets under management.

JOHN A. LEVIN & COMPANY, INC. ("John A. Levin") acts as Sub-Adviser to the CIF Core Equity Fund. As of April 30, 2001, John A. Levin had approximately $12.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT LLC ("Marsico Capital") acts as Sub-Adviser to the CIF Core Equity Fund. As of April 30, 2001, Marsico Capital had approximately $13.6 billion in assets under management.

MARTINGALE ASSET MANAGEMENT, L.P. ("Martingale") acts as Sub-Adviser to the CIF Small Cap Value Fund. As of April 30, 2001, Martingale had approximately $1.0 billion in assets under management.

METROPOLITAN WEST ASSET MANAGEMENT ("MetWest") acts as Sub-Adviser to the CIF Low Duration Bond Fund. As of March 31, 2001, MetWest had approximately $12.4 billion in assets under management.

NORTHPOINTE CAPITAL LLC ("NorthPointe") serves as Sub Adviser to the CIF Small Cap Value Fund. As of April 30, 2001, NorthPointe had approximately $671.5 million in assets under management.

                         COMMONFUND INSTITUTIONAL FUNDS
                               INVESTMENT MANAGERS
-------------------------------------------------------------------------------
SEIX INVESTMENT ADVISORS ("SEIX") serves as Sub-Adviser to the CIF Low Duration Bond Fund. As of March 31, 2001, SEIX had approximately $8.7 billion in assets under management.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. ("Shapiro Capital") acts as Sub-Adviser to the CIF Small Cap Value Fund. As of April 30, 2001, Shapiro Capital had approximately $1.2 billion in assets under management.

SKYLINE ASSET MANAGEMENT, L.P. ("Skyline") acts as Sub-Adviser to the CIF Small Cap Value Fund. As of April 30, 2001, Skyline had approximately $1.0 billion in assets under management.

SSgA FUNDS MANAGEMENT, INC. ("SSgA"), a subsidiary of State Street Global Advisors, Inc. acts as Sub-Adviser to the CIF Core Equity Fund. As of April 30, 2001, SSgA had approximately $54.0 billion in assets under management.

TT INTERNATIONAL INVESTMENT MANAGEMENT ("TT International") acts as Sub-Adviser to the CIF International Equity Fund. As of April 30, 2001, TT International had approximately $8.1 billion in assets under management.

VEREDUS ASSET MANAGEMENT, LLC ("Veredus") acts as Sub-Adviser to the CIF Small Cap Growth Fund. As of April 30, 2001, Veredus had approximately $880.0 million in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") acts as Sub-Adviser to the CIF Short Duration Fund. As of March 31, 2001, Wellington Management had approximately $273.0 billion in assets under management.

WESTERN ASSET MANAGEMENT COMPANY ("WAMCO") acts as Sub-Adviser to the CIF Inflation-Indexed Bond Fund, CIF Short Duration Bond Fund and CIF Core Plus Bond Fund. As of March 31, 2001, WAMCO had approximately $81.4 billion in assets under management.